[GRAPHIC OMITTED: 7 SQUARE BULLETS CENTERED UNDER SOLID
BLACK BAR]

------------------------------------------------------
                      LUTHERAN BROTHERHOOD
------------------------------------------------------
                        FAMILY OF FUNDS
------------------------------------------------------

[ART OF 3D SQUARE WITH TREE, ACORN AND LEAF
ON EACH OF ITS THREE VISIBLE FACETS.
Cross bar reads:
GROWTH [DIAMOND] INCOME [DIAMOND] STABILITY]

                     Semiannual Report
                      April 30, 1997

[LUTHERAN BROTHERHOOD LOGO OMITTED]

LUTHERAN
BROTHERHOOOD
SECURITIES CORP.

[GRAHIC OMITTED: PHOTO OF ROLF F. BJELLAND]



Our Message To You

April 30, 1997

Dear Shareholder,

Enclosed is the Semiannual Report for the Lutheran Brotherhood Family of Funds covering the six months ended April 30, 1997. The Report includes a summary of the economic and market trends that shaped the behavior of stocks, bonds and money market instruments over the period--as well as reviews of recent investment strategies for the Funds. You'll also find lists of holdings and unaudited financial statements for the LB Family of Funds.

The last six months brought mixed results for investors. Although a strengthening economy helped major stock market indexes reach new highs, it brought below-average returns from bonds. Results also varied among individual sectors of the stock market. The S&P 500 Index reached new highs partly because investors favored stocks in the Index. Fearing that higher interest rates might eventually slow corporate earnings, investors preferred shares of larger companies--whose earnings tend to be more reliable. Meanwhile, stocks of smaller companies lagged far behind. Financial, health care and consumer staples stocks outpaced retail and cyclical shares as investors continued to move from one industry to another searching for value. At the same time, stocks of small technology companies, which led the market in previous years, continued their retreat to lower levels.

Such discrepancies show the importance of a long-term investment approach. Many market sectors that underperformed in recent months now have good value and may outperform in months to come. By sticking with those sectors, you have the best chance of benefiting from their rebound.

Recent market behavior also illustrates the value of diversification. Clearly the bond market can view the economic climate differently from the stock market, and even individual stock market sectors can react differently to the very same economic conditions. Simultaneously investing in a variety of asset classes and market sectors increases the likelihood that there's always a portion of your portfolio that's performing well--which can smooth your returns over time.

As part of our commitment to provide you with a range of investment choices, we've introduced the Lutheran Brotherhood Mid Cap Growth Fund. Launched on June 1, 1997, the Fund invests in stocks of medium-sized companies--whose earnings tend to be more stable than earnings of smaller companies, and have potential for faster growth than earnings of larger companies. The Fund looks for quality firms with records of superior growth, market leadership, proven business concepts, sound management and strong financials.

If you'd like more information on the LB Mid Cap Growth Fund, including a free prospectus that lists fees and expenses, or if you have questions about this report, please call us toll free at 1-800-328-4552.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
President and Chairman
Lutheran Brotherhood Family of Funds



Economic and Market Overview                          April 30, 1997


During the six months ended April 30, 1997, the economy continued to strengthen but inflation remained moderate. This proved an ideal climate for some segments of the stock market, pushing large-company market benchmarks higher over the period. Prices for bonds were somewhat choppier over this time, due to concerns about higher interest rates.

Despite a brief correction at the end of the period, the S&P 500 Index had a six-month total return of 14.72%--soundly outpacing its historical average. Stocks rose on further improvement in corporate earnings and a positive balance of supply and demand. New cash pouring into equity mutual funds kept demand high while ongoing mergers, acquisitions and corporate buyback programs further reduced stock supplies. At the same time, a strong dollar sustained the foreign appetite for U.S. stocks.

Stock prices were mixed overseas. Although European stocks performed well, Japanese stocks weakened. For the period, Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index returned 0.77%.

After much fluctuation, U.S. bond prices ended slightly lower than where they began, giving the Lehman Brothers Aggregate Bond Index a total return of 1.70%. Although inflation was moderate, investors worried that stronger economic growth would force the Federal Reserve to curb future inflation by raising interest rates. At the end of March, the Fed fulfilled these expectations and raised short-term rates by 0.25%. As a result, bond prices edged lower for several weeks as investors anticipated another rate hike by the Fed. Signs of slower growth at the end of April made a second hike seem less likely, however, and bond prices began to rebound.

Variations on a Theme

Although there was strong growth in the gross domestic product (GDP), economic news varied from day to day. This left many investors confused about where the economy, inflation and interest rates were headed.

Just as stocks and bonds responded differently to this environment, the paths of individual market sectors diverged. Nearly all of the gains in stock prices came from large-company issues. Of that group, about two dozen companies dominated returns most of the time. Stocks of smaller companies fell far behind--especially shares of very small firms.

Bonds showed a similar split. Because investors feared that higher interest rates would stall further corporate earnings growth, prices for corporate bonds suffered more than prices for government issues. In addition, because demand for municipal bonds strengthened during this time, they outperformed taxable securities.

A Tug-of-War

Recent market uncertainties may reflect a healthy tension among different forces in the economy. While the Federal Reserve may feel that the economy is approaching full capacity, companies are showing that capacity is ample by their use of excess cash for acquisitions and stock buyback programs. Although unemployment is low, and labor costs are beginning to rise, productivity remains strong, and global competition has left little room for companies to charge higher prices.

This tug-of-war signals both continued growth and moderate inflation for the foreseeable future. If that's the case, the current bull market in stocks should remain intact. Pricing restraints may stifle corporate profits, however, which could slow the market's advance and cause occasional corrections.

While bond prices may remain unpredictable as investors sort future economic news, we do not expect interest rates to soar. Whether the Fed slows economic growth by tightening monetary policy, or the economy simply slows on its own, we believe growth will moderate during the year. We are also encouraged by recent legislative progress on balancing the federal budget. We will, of course, keep an eye on the value of the dollar versus other world currencies. If the dollar remains strong, foreign investors should continue to find the U.S. stock and bond markets appealing.



LB Opportunity Growth Fund

[GRAPHIC OMITTED: PHOTO OF MICHAEL A. BINGER]

Michael A. Binger is a Chartered Financial Analyst and was named portfolio manager for the LB Opportunity Growth Fund in October 1994. He has been with Lutheran Brotherhood since 1987. Prior to managing this fund, Mike served as portfolio manager for LB's Convertible Securities Portfolio.

---------------------------------
Fund Objective: To seek long-term
growth of capital by investing in
small-company stocks.
---------------------------------

In seeking long-term growth, the LB Opportunity Growth Fund focuses on stocks of small companies--whose prices tend to fluctuate more than stock prices in general. The Fund also emphasizes industries with above-average potential for long-term growth, such as technology and health care.

For several years, the small-company and growth sectors of the stock market have led its advance. Recently, however, investors have preferred stocks of larger companies and firms whose earnings are closely tied to the economy. Stocks of companies with market capitalizations under $250 million--where the Fund has large investments--suffered most in this shift. While we made minor adjustments in the Fund's portfolio to curb the effect of such market changes, we maintained the basic investment strategies that have outperformed over longer periods. In the past six months, however, the Fund underperformed.

For the six months ended April 30, 1997, the Fund had a total return, based on net asset value (NAV), of -21.91%. That compares to average returns of -3.5% for small-company growth funds tracked by Lipper
Analytical Services and 1.52% for the Russell 2000 Index.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 1/31/93]

                                            Lipper Average
                                           Small Co. Growth
                   LBOGF      Russell 2000     Stocks
     Month End     Total         Total         Total
       Date        Value         Value         Value         CPI
------------------------------------------------------------------
       1993       10,000        10,000         10,000       10,000
       1993        9,056         9,769          9,608       10,035
       1993        9,407        10,086          9,934       10,070
       1993        9,166         9,809          9,619       10,098
       1993        9,857        10,243         10,127       10,112
       1993       10,011        10,307         10,206       10,126
       1993        9,945        10,449         10,263       10,126
       1993       10,637        10,900         10,737       10,154
       1993       11,317        11,208         11,076       10,175
       1993       11,701        11,497         11,232       10,217
       1993       11,262        11,122         10,886       10,224
       1994       11,559        11,503         11,348       10,224
       1994       11,833        11,863         11,650       10,252
       1994       11,712        11,820         11,643       10,288
       1994       10,922        11,197         11,014       10,323
       1994       10,999        11,263         11,016       10,337
       1994       10,582        11,137         10,778       10,344
       1994        9,967        10,762         10,388       10,379
       1994       10,318        10,938         10,451       10,407
       1994       11,218        11,547         11,048       10,449
       1994       11,383        11,508         11,285       10,477
       1994       11,811        11,462         11,275       10,484
       1994       11,570        10,999         10,848       10,498
       1995       11,866        11,295         11,265       10,498
       1995       11,350        11,153         11,229       10,540
       1995       11,954        11,617         11,539       10,582
       1995       12,393        11,816         11,892       10,617
       1995       12,481        12,079         12,050       10,652
       1995       12,821        12,286         12,232       10,673
       1995       13,985        12,924         12,880       10,694
       1995       15,543        13,669         13,823       10,694
       1995       15,796        13,962         14,062       10,722
       1995       16,136        14,212         14,375       10,743
       1995       15,181        13,577         13,864       10,778
       1995       15,873        14,147         14,366       10,771
       1996       16,341        14,521         14,592       10,764
       1996       16,071        14,505         14,520       10,827
       1996       17,125        14,957         15,088       10,863
       1996       17,504        15,267         15,450       10,919
       1996       19,180        16,084         16,600       10,961
       1996       20,531        16,717         17,262       10,982
       1996       19,126        16,030         16,594       10,989
       1996       17,436        14,631         15,222       11,010
       1996       18,477        15,481         16,109       11,031
       1996       19,937        16,086         16,919       11,066
       1996       18,409        15,839         16,601       11,101
       1996       17,747        16,491         17,108       11,122
       1997       18,329        16,923         17,381       11,122
       1997       18,680        17,262         17,769       11,157
       1997       16,986        16,844         17,149       11,192
       1997       15,093        16,049         16,291       11,227
       1997       14,376        16,094         16,238       11,241

INSET LEGEND READS:
LB Opportunity Growth Fund
$14,376

Lipper Average Small Co. Stock
Funds
$16,238

Russell 2000 Index
$16,094

Consumer Price Index
$11,241


INSET BOX ON CHART READS:

LB Opportunity
Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
Net Asset Value
Since Inception
1/8/93                                               10.76%
1 Year                                              -25.05%

Public Offering Price
Since Inception
1/8/93                                                9.46%
1 Year                                              -28.81%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 5% sales charge. The performance of the Russell index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.


Portfolio Adjustments

Throughout the period the Fund continued to look for companies with unique products, quality management, and strong earnings growth. Because the market was nervous about corporate earnings, we closely reviewed every company in the portfolio to identify any firms with potential earnings problems. While continuing to believe that technology and health care firms offer the greatest growth opportunities in American business today, we added shares of energy and financial companies for greater diversification.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities             11.5%

Corporate Bonds                    0.4%

Common Stocks                     88.1%


We also increased investments in firms with market capitalizations above $500 million. This is a natural evolution for small-company stock funds with growing assets. While the Fund remains focused on stocks under $1 billion in capitalization, the weighted average market capitalization of stocks in the Fund is about $300 million. We believe adding slightly larger firms will help reduce the Fund's future price volatility, with little impact on its growth potential.

Improving Values

Although the recent retreat in small-company stocks has been disconcerting, history has shown that greater volatility has typically accompanied stronger growth potential. Since prices of small-company stocks have declined, many now have exceptional value relative to large-company issues. The stage has been set for a small-company stock rally by continued improvement in the economy, stable interest rates and moderate inflation.

Meanwhile, we'll continue to look for stocks whose prices have been unfairly punished. These issues can help us turn the retreat of the small-company market to the Fund's long-term advantage. As we uncover attractive opportunities, we'll continue to diversify the Fund's holdings into energy and financial stocks, as well as other industry sectors.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                               % of
Top 10 Holdings                                             Portfolio
----------------------------------------------------------------------
BMC Industries, Inc.                                           2.6%

Xpedite Systems, Inc.                                          2.6%

Steiner Leisure Limited                                        2.4%

Cameron Ashley
  Building Products                                            2.2%

Cannondale Corporation                                         2.1%

Fairfield Communities, Inc.                                    1.9%

Memtec Limited                                                 1.9%

Information Management
  Resources, Inc.                                              1.9%

DataWorks Corporation                                          1.8%

Complete Management, Inc.                                      1.8%

These holdings represent 21.2% of the Fund's total investment portfolio.



LB World Growth Fund

[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming, the investment subadvisor for the LB World Growth Fund. He leads a team of 12 portfolio managers who have managed the assets of the LB World Growth Fund since its inception in September of 1995. Martin has 28 years of experience in research and investment management, including 17 years with Rowe Price-Fleming.

---------------------------------
Fund Objective: To seek long-term
growth of capital by investing
primarily in common stocks of
established companies outside the U.S.
---------------------------------

Foreign stock returns were mixed for the six months ended April 30, 1997. While stocks in European and Latin American markets advanced strongly, stocks in Japan and other Pacific markets continued to lag. By overweighting Latin American stocks versus Morgan Stanley Capital International's Europe, Australia, Far East (EAFE) Index, and underweighting Japanese stocks, the LB World Growth Fund outperformed its market benchmark for the six-month period. The Fund also benefited from its selection of individual stocks.

During the period the LB World Growth Fund had an NAV total return of 4.94%. That compares to average returns of 0.77% for the EAFE Index, and 6.22% for international equity funds tracked by Lipper Analytical
Services.

Japanese Holdings Still Modest

When the six-month period began, Japanese stocks represented 22.6% of the Fund's assets compared to 35% of the EAFE Index. Although Japanese exports were strong, weak domestic consumption and problems in the financial sector continued to hurt Japan's economy. Given this, we emphasized Japanese export stocks, such as NEC and Canon, and avoided Japanese bank stocks. As stock prices in Japan grew more attractive, we modestly increased the Fund's holdings there. Even though the Fund's number of holdings in Japan increased during the period, declines in market value resulted in a 0.3% reduction in Japanese holdings as a percentage of the Fund's total assets.



[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 9/30/95]

                                     Morgan Stanley       Lipper Average
                                 Capital International  International Fund
                       LBWGF            EAFE Index           Stocks
     Month End         Total             Total               Total
       Date            Value             Value               Value            CPI
----------------------------------------------------------------------------------
       1995            10,000            10,000              10,000          10,000
       1995             9,336             9,734               9,790          10,033
       1995             9,414            10,008               9,893          10,026
       1996             9,719            10,413              10,203          10,020
       1996             9,941            10,458              10,413          10,078
       1996            10,007            10,495              10,443          10,111
       1996            10,162            10,721              10,625          10,163
       1996            10,462            11,035              10,957          10,202
       1996            10,417            10,834              10,899          10,222
       1996            10,528            10,898              10,975          10,228
       1996            10,196            10,582              10,581          10,248
       1996            10,340            10,607              10,691          10,268
       1996            10,572            10,892              10,919          10,300
       1996            10,506            10,783              10,829          10,333
       1996            10,982            11,214              11,290          10,352
       1997            11,024            11,073              11,320          10,352
       1997            10,868            10,688              11,247          10,385
       1997            10,980            10,865              11,394          10,418
       1997            10,957            10,907              11,421          10,451
       1997            11,024            10,967              11,449          10,464


INSET LEGEND READS:
LB Opportunity Growth Fund
$11,024

Lipper Average International
Stock Funds
$11,449

Morgan Stanley
Capital International
Eafe Index
$10,967

Consumer Price Index
$10,464



INSET BOX ON CHART READS:

LB World
Growth Fund
Annualized Total Returns*
----------------------------------------------------------
Net Asset Value
Since Inception
9/5/95                                               10.08%
1 Year                                                5.38%

Public Offering Price
Since Inception
9/5/95                                                6.70%
1 Year                                                0.08%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 5% sales charge. The performance of the EAFE index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.


By underweighting Japan, we were able to start the period with a 4.6% weighting in Latin American stocks, which the EAFE Index does not include. In Brazil, where privatization and deregulation helped stock prices gain 30% in the past six months, the Fund benefited from strong performances by Telecomunicacoes Brasileiras, a telecommunications company. In Mexico, the Fund enjoyed good returns from Telefonos de Mexico, another telecommunications firm, and Cifra, a retail company.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities               4.1%

Preferred Stocks                    0.5%

Common Stocks                      95.4%

The Fund's weighting in Europe was about the same as that of the EAFE Index for most of the period. Although the Fund was underweighted in Germany, which performed strongly, it benefited from an overweighting in the Netherlands --where prices also strengthened. During the period, we took profits in holdings from the Netherlands and the United Kingdom and added investments in Germany, Switzerland and France that offered stronger growth potential.

A Recipe for Improvement

We believe the outlook for international markets should brighten as 1997 progresses. Most nations abroad should enjoy slow growth, with low inflation and interest rates --a recipe for further improvements in corporate profits. While foreign markets are not necessarily inexpensive by historical measures, most offer good value compared to the U.S. equity markets.

We think Japanese stocks have largely discounted that nation's economic problems and could rise for the rest of the year. There should also be selective opportunities in the established markets of Europe and the developing nations of Asia and Latin America. We believe the LB World Growth Fund is well-diversified in both its country weightings and its individual stock selection and can take advantage of these positive trends as they unfold.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION TOP 10 COUNTRIES]

Portfolio Composition
Top 10 Countries

                                                            % of
Country                                                  Portfolio
----------------------------------------------------------------------
Japan                                                      22.3%

United Kingdom                                             15.4%

Netherlands                                                10.8%

France                                                      7.9%

Switzerland                                                 5.7%

Germany                                                     4.4%

Hong Kong                                                   4.0%

Brazil                                                      3.1%

Sweden                                                      2.5%

Italy                                                       2.3%
                                                          ------
                                                           78.4%



LB Fund

[GRAPHIC OMITTED: PHOTO OF JAMES M. WALLINE]

James M. Walline is a Chartered Financial Analyst and portfolio manager for the LB Fund. He is a vice president of Lutheran Brotherhood and has managed the Fund since 1994. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.

---------------------------------
Fund Objective: To seek growth of
capital and income by investing in the
stocks of leading companies.
---------------------------------

In the six months ended April 30, 1997, stock investors continued to "rotate" quickly from one market sector to another. With stock prices breaking new highs, investors were constantly on the lookout for value, searching different sectors as economic forecasts and opinions changed.

During this time, we completed the move to a "core group" of companies that dominate their respective industries. This gave the LB Fund a mix of investments that could prosper in different economic environments and a return that outpaced the returns for other funds with similar investment objectives.

For the six-month period, the Fund had a total return (based on NAV) of 12.64%. This compares with an average return of 10.45% for growth and income funds tracked by Lipper Analytical Services and 14.72% for the S&P 500 Index.

Industry Leaders Outperform

The Fund's focus on leading companies proved particularly helpful in recent months--as economic uncertainty drove investors to larger firms, whose earnings tend to be more reliable and whose stocks have greater liquidity. With good performances from financial, health care and technology shares generally, the Fund enjoyed particularly strong returns from MBNA, Abbott Laboratories, Johnson & Johnson and Microsoft.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 4/30/87]

                                             Lipper Average
                      LBF        S & P 500   Growth & Income
     Month End       Total         Total         Total
        Date         Value         Value         Value           CPI
----------------------------------------------------------------------
        1987        10,000        10,000        10,000         10,000
        1987         9,540        10,085        10,049         10,030
        1987         9,926        10,596        10,436         10,071
        1987        10,318        11,134        10,830         10,092
        1987        10,597        11,549        11,147         10,148
        1987        10,337        11,296        10,955         10,198
        1987         8,146         8,863         8,850         10,225
        1987         7,655         8,129         8,350         10,240
        1988         8,185         8,749         8,885         10,237
        1988         8,370         9,129         9,246         10,264
        1988         8,643         9,537         9,673         10,290
        1988         8,363         9,247         9,526         10,335
        1988         8,392         9,363         9,605         10,388
        1988         8,404         9,423         9,615         10,423
        1988         8,737         9,863        10,061         10,468
        1988         8,637         9,838         9,994         10,512
        1988         8,396         9,490         9,752         10,556
        1988         8,721         9,897        10,090         10,627
        1988         8,917        10,184        10,262         10,663
        1988         8,780        10,021        10,115         10,672
        1989         8,941        10,199        10,288         10,689
        1989         9,564        10,956        10,880         10,743
        1989         9,349        10,665        10,729         10,787
        1989         9,597        10,919        10,949         10,849
        1989        10,055        11,501        11,396         10,920
        1989        10,404        11,942        11,780         10,982
        1989        10,313        11,884        11,720         11,009
        1989        11,275        12,969        12,514         11,035
        1989        11,657        13,209        12,778         11,053
        1989        11,621        13,156        12,719         11,089
        1989        10,928        12,862        12,354         11,142
        1989        11,293        13,111        12,539         11,168
        1990        11,321        13,426        12,712         11,186
        1990        10,498        12,538        11,988         11,301
        1990        10,591        12,677        12,142         11,355
        1990        10,891        13,021        12,401         11,417
        1990        10,704        12,709        12,098         11,435
        1990        11,855        13,922        13,037         11,461
        1990        11,927        13,839        13,022         11,523
        1990        11,867        13,804        12,920         11,568
        1990        10,897        12,544        11,895         11,674
        1990        10,322        11,935        11,315         11,772
        1990        10,315        11,897        11,141         11,843
        1990        10,857        12,652        11,794         11,869
        1991        11,100        13,005        12,136         11,869
        1991        11,645        13,585        12,724         11,940
        1991        12,394        14,532        13,555         11,958
        1991        12,620        14,890        13,870         11,976
        1991        12,688        14,939        13,881         11,993
        1991        13,270        15,561        14,437         12,029
        1991        12,531        14,856        13,827         12,064
        1991        13,176        15,567        14,406         12,082
        1991        13,575        15,917        14,736         12,117
        1991        13,348        15,652        14,603         12,171
        1991        13,631        15,882        14,827         12,188
        1991        13,134        15,222        14,242         12,224
        1992        14,738        16,965        15,651         12,233
        1992        14,518        16,667        15,648         12,251
        1992        14,670        16,862        15,912         12,295
        1992        14,298        16,535        15,637         12,357
        1992        14,400        17,041        15,883         12,375
        1992        14,533        17,099        15,981         12,393
        1992        14,185        16,848        15,660         12,437
        1992        14,618        17,559        16,183         12,464
        1992        14,350        17,181        15,877         12,499
        1992        14,551        17,381        16,066         12,534
        1992        14,836        17,462        16,167         12,579
        1992        15,468        18,031        16,764         12,597
        1993        15,592        18,257        17,017         12,588
        1993        15,892        18,426        17,209         12,650
        1993        15,944        18,657        17,336         12,694
        1993        16,405        19,052        17,784         12,739
        1993        16,127        18,613        17,458         12,774
        1993        16,530        19,080        17,867         12,792
        1993        16,584        19,143        17,922         12,810
        1993        16,441        19,086        17,906         12,810
        1993        16,925        19,791        18,561         12,845
        1993        16,898        19,639        18,550         12,872
        1993        17,070        20,065        18,814         12,925
        1993        16,626        19,852        18,558         12,934
        1994        16,947        20,101        18,962         12,934
        1994        17,550        20,798        19,554         12,969
        1994        17,071        20,214        19,173         13,014
        1994        16,242        19,336        18,369         13,058
        1994        16,280        19,601        18,542         13,076
        1994        16,462        19,889        18,720         13,084
        1994        16,011        19,402        18,293         13,129
        1994        16,492        20,060        18,796         13,164
        1994        17,089        20,868        19,514         13,218
        1994        16,800        20,355        19,081         13,253
        1994        17,051        20,829        19,287         13,262
        1994        16,357        20,056        18,577         13,280
        1995        16,369        20,351        18,774         13,280
        1995        16,766        20,895        19,043         13,333
        1995        17,240        21,693        19,757         13,386
        1995        17,549        22,341        20,265         13,430
        1995        18,063        23,009        20,761         13,475
        1995        18,656        23,895        21,432         13,501
        1995        19,268        24,452        21,882         13,528
        1995        20,125        25,281        22,600         13,528
        1995        19,901        25,332        22,728         13,563
        1995        20,652        26,398        23,431         13,590
        1995        20,691        26,321        23,171         13,634
        1995        21,647        27,456        24,190         13,626
        1996        21,613        27,986        24,613         13,617
        1996        22,221        28,957        25,283         13,697
        1996        22,493        29,206        25,619         13,741
        1996        22,608        29,492        25,947         13,812
        1996        23,049        29,940        26,326         13,865
        1996        23,448        30,680        26,821         13,892
        1996        23,312        30,800        26,783         13,901
        1996        22,186        29,451        25,637         13,927
        1996        22,785        30,063        26,337         13,954
        1996        23,975        31,750        27,548         13,998
        1996        24,334        32,645        28,105         14,043
        1996        26,106        35,100        29,985         14,069
        1997        25,335        34,405        29,613         14,069
        1997        26,930        36,576        30,872         14,114
        1997        26,884        36,843        31,054         14,158
        1997        25,834        35,325        29,930         14,202
        1997        27,409        37,448        31,037         14,220

INSET LEGEND READS:
LB Fund
$27,409

Standard & Poor's
500 Stock Index
$37,448

Lipper Average
Growth & Income
Funds
$31,037

Consumer Price Index
$14,220


INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*
-----------------------------------------------------------
Net Asset Value
10 Years                                             11.18%
5 Years                                              13.74%
1 Year                                               18.92%

Public Offering Price
10 Years                                             10.61%
5 Years                                              12.58%
1 Year                                               12.95%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB Fund's performance reflects the maximum 5% sales charge. The performance of the S&P 500 index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

Besides repositioning the Fund to emphasize industry leaders, we realigned certain investments to give the Fund industry weightings similar to the S&P 500 Index. In addition, we traded individual stocks within industry sectors for others that we believed had better value. This led us to add shares of Marriott, HFS and Carnival Corp. in the consumer growth area; Caterpillar, DuPont and Monsanto in the basic industry sector; WorldCom in the telecommunications sector; and Avon in the consumer staples group.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                2.3%

U.S. Treasury                        0.6%

Common Stocks                       97.1%


A Good Position

If the economy continues to grow as we expect, with moderate inflation and stable interest rates, stock prices should continue to advance. The pace of the rally may become more moderate, however, and stock prices may weaken from time to time as investor psychology shifts.

We feel the LB Fund is well positioned for such an environment. Investors should continue to favor the leading companies where the Fund has focused its holdings. The Fund should also benefit from its attention to value, which should remain important to investors as stock prices head higher. As before, we will continue to look for the best investment opportunities from leading firms in each industry sector-- giving special emphasis to companies with a particular earnings "catalyst" that can help their stocks outperform.

[GRAPHIC OMITTED:
TOP 10 HOLDINGS % OF PORTFOLIO]

                                                                % of
Top 10 Holdings                                               Portfolio
------------------------------------------------------------------------
American International
 Group, Inc.                                                     2.1%

Citicorp                                                         2.1%

SBC Communications, Inc.                                         2.1%

Ameritech Corp.                                                  2.1%

Cisco Systems, Inc.                                              2.1%

Federal National Mtg Assoc.                                      2.0%

Coca-Cola Co.                                                    2.0%

First Bank Systems, Inc.                                         2.0%

Intel Corp.                                                      2.0%

McDonald's Corp.                                                 2.0%

These holdings represent 20.5% of the Fund's total investment portfolio.



LB High Yield Fund

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB High Yield Fund. He has managed the Fund since January 1992, and has been with LB since 1986.

-----------------------------
Fund Objective: To seek high
current income and growth of
capital by investing primarily in
high-yielding ("junk") corporate
bonds.
-----------------------------

Returns in the high-yield bond market continue to outpace those of other fixed-income securities, and during the period were very near their historical averages. In past years, the LB High Yield Fund enjoyed above-market returns as a result of securities selection and an overweighting of the media/telecommunications sector. Though this strategy still holds great potential for long-term performance, it stifled the Fund's return during the period.

For the six months ended April 30, 1997, the LB High Yield Fund earned a total return (based on NAV) of 1.31%. That compares with an average return of 4.69% for high-yield bond funds tracked by Lipper Analytical Services, and a return of 4.95% for the Lehman Brothers High-Yield Index.

Reducing Volatility

For some time, the Fund has had large investments in zero-coupon securities and bonds issued by media/telecommunications firms. In early 1996, these issues benefited significantly from industry deregulation and performed especially well when interest rates were falling. However, as interest rates rose and initiatives to deregulate became more clouded, media/telecommunications firms fell out of market favor.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 4/30/87]

                                    Lehman High  Lipper Average
                   LBHYLD          Yield Index    High Current
   Month End        Total             Total          Total
      Date          Value             Value          Value        CPI
-----------------------------------------------------------------------
      1987         10,000            10,000         10,000       10,000
      1987          9,464            10,072          9,942       10,030
      1987          9,691            10,201         10,072       10,071
      1987          9,730            10,228         10,100       10,092
      1987          9,770            10,292         10,165       10,148
      1987          9,470             9,968          9,920       10,198
      1987          9,167             9,642          9,499       10,225
      1987          9,455             9,919          9,721       10,240
      1988          9,625            10,158          9,804       10,237
      1988          9,980            10,498         10,107       10,264
      1988         10,301            10,838         10,385       10,290
      1988         10,182            10,725         10,344       10,335
      1988         10,196            10,807         10,407       10,388
      1988         10,169            10,823         10,434       10,423
      1988         10,406            10,981         10,646       10,468
      1988         10,470            11,053         10,752       10,512
      1988         10,438            11,037         10,764       10,556
      1988         10,546            11,176         10,861       10,627
      1988         10,656            11,311         10,993       10,663
      1988         10,656            11,378         11,008       10,672
      1989         10,813            11,431         11,065       10,689
      1989         11,030            11,633         11,256       10,743
      1989         11,090            11,658         11,304       10,787
      1989         10,999            11,567         11,265       10,849
      1989         10,926            11,616         11,258       10,920
      1989         11,170            11,841         11,421       10,982
      1989         11,451            11,988         11,611       11,009
      1989         11,411            11,972         11,627       11,035
      1989         11,480            12,013         11,634       11,053
      1989         11,242            11,811         11,452       11,089
      1989         10,779            11,531         11,113       11,142
      1989         10,713            11,508         11,058       11,168
      1990         10,523            11,527         10,979       11,186
      1990         10,201            11,279         10,697       11,301
      1990          9,955            11,046         10,436       11,355
      1990          9,997            11,336         10,558       11,417
      1990          9,999            11,317         10,551       11,435
      1990         10,328            11,535         10,782       11,461
      1990         10,455            11,814         11,000       11,523
      1990         10,640            12,132         11,228       11,568
      1990         10,233            11,442         10,770       11,674
      1990          9,779            10,606         10,227       11,772
      1990          9,434            10,050          9,787       11,843
      1990          9,585            10,363          9,826       11,869
      1991          9,740            10,421          9,857       11,869
      1991          9,795            10,708          9,995       11,940
      1991         10,511            11,879         10,713       11,958
      1991         11,012            12,579         11,246       11,976
      1991         11,413            13,095         11,678       11,993
      1991         11,515            13,118         11,750       12,029
      1991         11,842            13,506         11,998       12,064
      1991         12,173            13,939         12,356       12,082
      1991         12,352            14,259         12,588       12,117
      1991         12,548            14,457         12,800       12,171
      1991         12,999            14,940         13,208       12,188
      1991         13,198            15,018         13,331       12,224
      1992         13,255            15,234         13,447       12,233
      1992         13,869            15,771         13,980       12,251
      1992         14,257            16,160         14,315       12,295
      1992         14,515            16,360         14,536       12,357
      1992         14,642            16,423         14,641       12,375
      1992         14,870            16,654         14,855       12,393
      1992         14,956            16,811         15,005       12,437
      1992         15,215            17,065         15,274       12,464
      1992         15,423            17,288         15,467       12,499
      1992         15,580            17,464         15,627       12,534
      1992         15,298            17,218         15,366       12,579
      1992         15,564            17,435         15,593       12,597
      1993         15,922            17,634         15,801       12,588
      1993         16,576            18,147         16,230       12,650
      1993         16,776            18,466         16,544       12,694
      1993         17,099            18,705         16,871       12,739
      1993         17,167            18,867         17,005       12,774
      1993         17,459            19,092         17,273       12,792
      1993         17,997            19,493         17,674       12,810
      1993         18,140            19,682         17,849       12,810
      1993         18,285            19,847         17,981       12,845
      1993         18,278            19,899         18,037       12,872
      1993         18,850            20,301         18,441       12,925
      1993         18,921            20,398         18,559       12,934
      1994         19,244            20,651         18,833       12,934
      1994         19,811            21,099         19,282       12,969
      1994         19,743            21,045         19,245       13,014
      1994         19,011            20,249         18,625       13,058
      1994         18,720            20,111         18,355       13,076
      1994         18,793            20,121         18,397       13,084
      1994         18,805            20,184         18,372       13,129
      1994         18,652            20,355         18,339       13,164
      1994         18,790            20,500         18,350       13,218
      1994         18,701            20,502         18,350       13,253
      1994         18,762            20,551         18,331       13,262
      1994         18,310            20,292         18,086       13,280
      1995         18,226            20,442         18,107       13,280
      1995         18,309            20,720         18,254       13,333
      1995         19,007            21,431         18,751       13,386
      1995         19,201            21,663         18,921       13,430
      1995         19,665            22,213         19,383       13,475
      1995         20,064            22,835         19,813       13,501
      1995         20,173            22,988         19,875       13,528
      1995         20,808            23,277         20,224       13,528
      1995         20,896            23,349         20,279       13,563
      1995         21,076            23,637         20,520       13,590
      1995         21,188            23,783         20,684       13,634
      1995         21,441            23,993         20,823       13,626
      1996         21,759            24,369         21,140       13,617
      1996         22,281            24,798         21,579       13,697
      1996         22,853            24,818         21,763       13,741
      1996         22,630            24,801         21,682       13,812
      1996         22,748            24,855         21,853       13,865
      1996         22,964            25,004         22,024       13,892
      1996         22,786            25,212         22,053       13,901
      1996         22,607            25,328         22,172       13,927
      1996         22,980            25,601         22,524       13,954
      1996         23,736            26,218         23,114       13,998
      1996         23,655            26,420         23,239       14,043
      1996         23,881            26,941         23,669       14,069
      1997         24,144            27,135         23,951       14,069
      1997         24,430            27,401         24,190       14,114
      1997         24,745            27,853         24,623       14,158
      1997         23,967            27,438         24,133       14,202
      1997         23,965            27,726         24,329       14,220

INSET LEGEND READS:
LB High Yield Fund
$23,965

Lehman High
Yield Index
$27,726

Lipper Average
High Yield
Funds
$24,329

Consumer Price Index
$14,220


INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Net Asset Value
10 Years                                              9.69%
5 Years                                              10.36%
1 Year                                                5.35%

Public Offering Price
10 Years                                              9.13%
5 Years                                               9.23%
1 Year                                                0.08%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 5% sales charge. The performance of the Lehman index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.


Late in the period, media/telecommunications issues experienced a price rally. Therefore, as the Fund's holdings in this sector regained lost ground, some of them were sold and the proceeds were used to purchase positions in a variety of other industries, including paper and forest products, financial firms and energy companies. Under current market conditions, shifting some of the Fund's assets away from media/telecommunications issues should help lessen the Fund's share price volatility.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Foreign Government Bonds              0.4%

Short-term Securities                 8.4%

Common Stocks & Stock Warrants        2.5%

Preferred Stocks                     12.8%

Corporate Bonds                      75.9%


We further reduced price volatility in the Fund by giving more attention to issues with higher credit ratings and somewhat shorter maturities. In times when Federal Reserve activity creates bond market uncertainty, these issues can produce greater price stability than lower-rated, longer-maturity bonds.

A Positive Outlook for Cyclicals

With slow but steady economic growth, stable interest rates and moderate inflation, we believe the investments we've added in cyclical sectors should perform well in coming months. If the long-term economic outlook remains unclear, however, bond prices may continue to fluctuate.

We expect, therefore, to maintain our investment strategies of recent months and lessen the Fund's volatility where we can. This may mean putting extra emphasis on issues with higher credit quality. Also, if the media/telecommunications sector of the market remains choppy, we may take advantage of additional sector rallies to replace some of these holdings with less-volatile issues. However, we continue to like the added return potential of media/telecommunications issues and, though we may trim some positions, we intend to maintain a greater-than-market weighting in that sector.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Baa                    0.9%

Ba                    10.6%

B                     60.0%

Caa                    9.3%

Ca                     0.0%

D                      0.0%

Not Rated             19.1%



LB Income Fund

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN]

Charles E. Heeren, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB Income Fund. He has managed the Fund since January 1986, and has been with LB since 1976.

----------------------------
Fund Objective: To seek high
current income while preserving
principal by investing in investment-
grade bonds and other income-
producing securities.
----------------------------

As the mood of bond investors vacillated in the last six months, spreads between the yields of different sectors of the bond market changed as well. By adjusting investments in the LB Income Fund to take advantage of changing yield spreads, we helped the Fund earn a competitive return in this environment.

For the six months ended April 30, 1997, the LB Income Fund earned a total return (based on NAV) of 1.20%. That compares to an average return of 1.31% for high-quality corporate bond funds tracked by Lipper
Analytical Services. Over the same time, the Lehman Aggregate Bond Index had a return of 1.70%.

Good Returns from Corporate Bonds

When the period began, we had large investments in shorter-term asset-backed securities. These issues provided the Fund with attractive yields while interest rates fell at the end of 1996 and added price stability when interest rates rose in 1997. Prices for short-term issues are generally less sensitive to interest rate changes than prices for long-term issues.


[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 4/30/87]

                               Lehman Agg. Lipper Average
                   LBINC       Bond Index  Corp. Debt A
     Month End     Total         Total        Total
       Date        Value         Value        Value       CPI
---------------------------------------------------------------
       1987       10,000        10,000       10,000      10,000
       1987        9,462         9,961        9,937      10,030
       1987        9,558        10,098       10,059      10,071
       1987        9,510        10,090       10,008      10,092
       1987        9,496        10,037        9,931      10,148
       1987        9,231         9,823        9,680      10,198
       1987        9,411        10,173        9,967      10,225
       1987        9,558        10,254       10,086      10,240
       1988        9,752        10,394       10,215      10,237
       1988       10,112        10,760       10,568      10,264
       1988       10,238        10,888       10,707      10,290
       1988       10,140        10,785       10,589      10,335
       1988       10,100        10,727       10,532      10,388
       1988       10,036        10,655       10,467      10,423
       1988       10,337        10,912       10,699      10,468
       1988       10,296        10,854       10,664      10,512
       1988       10,366        10,882       10,684      10,556
       1988       10,611        11,129       10,908      10,627
       1988       10,808        11,339       11,084      10,663
       1988       10,729        11,200       10,977      10,672
       1989       10,814        11,213       11,041      10,689
       1989       10,991        11,374       11,183      10,743
       1989       10,883        11,292       11,116      10,787
       1989       10,918        11,341       11,159      10,849
       1989       11,138        11,578       11,351      10,920
       1989       11,413        11,882       11,617      10,982
       1989       11,824        12,243       11,958      11,009
       1989       12,008        12,504       12,160      11,035
       1989       11,855        12,319       12,000      11,053
       1989       11,905        12,382       12,042      11,089
       1989       12,108        12,687       12,293      11,142
       1989       12,187        12,807       12,379      11,168
       1990       12,159        12,842       12,398      11,186
       1990       12,000        12,689       12,224      11,301
       1990       12,040        12,729       12,235      11,355
       1990       12,038        12,738       12,242      11,417
       1990       11,889        12,621       12,102      11,435
       1990       12,193        12,995       12,443      11,461
       1990       12,351        13,204       12,639      11,523
       1990       12,482        13,386       12,794      11,568
       1990       12,256        13,207       12,574      11,674
       1990       12,290        13,316       12,619      11,772
       1990       12,399        13,486       12,755      11,843
       1990       12,664        13,775       13,040      11,869
       1991       12,850        13,990       13,243      11,869
       1991       13,007        14,164       13,379      11,940
       1991       13,196        14,284       13,524      11,958
       1991       13,306        14,383       13,616      11,976
       1991       13,496        14,538       13,783      11,993
       1991       13,608        14,622       13,851      12,029
       1991       13,593        14,615       13,826      12,064
       1991       13,756        14,818       14,000      12,082
       1991       14,049        15,138       14,335      12,117
       1991       14,362        15,446       14,647      12,171
       1991       14,462        15,617       14,778      12,188
       1991       14,578        15,761       14,908      12,224
       1992       15,066        16,229       15,441      12,233
       1992       14,891        16,008       15,200      12,251
       1992       14,954        16,112       15,276      12,295
       1992       14,946        16,022       15,200      12,357
       1992       15,006        16,137       15,279      12,375
       1992       15,291        16,442       15,588      12,393
       1992       15,539        16,669       15,815      12,437
       1992       15,911        17,009       16,231      12,464
       1992       16,055        17,181       16,361      12,499
       1992       16,271        17,386       16,564      12,534
       1992       16,007        17,154       16,282      12,579
       1992       16,011        17,158       16,279      12,597
       1993       16,272        17,431       16,551      12,588
       1993       16,604        17,765       16,907      12,650
       1993       16,955        18,076       17,289      12,694
       1993       17,013        18,152       17,351      12,739
       1993       17,129        18,279       17,466      12,774
       1993       17,132        18,303       17,471      12,792
       1993       17,454        18,634       17,859      12,810
       1993       17,609        18,740       17,993      12,810
       1993       17,954        19,068       18,407      12,845
       1993       18,014        19,120       18,462      12,872
       1993       18,094        19,191       18,547      12,925
       1993       17,848        19,027       18,311      12,934
       1994       17,919        19,130       18,390      12,934
       1994       18,150        19,388       18,668      12,969
       1994       17,741        19,051       18,257      13,014
       1994       17,208        18,581       17,779      13,058
       1994       17,058        18,432       17,579      13,076
       1994       17,009        18,430       17,525      13,084
       1994       16,897        18,389       17,465      13,129
       1994       17,261        18,755       17,776      13,164
       1994       17,253        18,778       17,780      13,218
       1994       16,932        18,502       17,502      13,253
       1994       16,861        18,485       17,453      13,262
       1994       16,874        18,445       17,418      13,280
       1995       17,048        18,572       17,542      13,280
       1995       17,383        18,940       17,842      13,333
       1995       17,761        19,390       18,247      13,386
       1995       17,882        19,509       18,371      13,430
       1995       18,155        19,782       18,621      13,475
       1995       18,933        20,547       19,401      13,501
       1995       19,078        20,697       19,533      13,528
       1995       18,937        20,652       19,445      13,528
       1995       19,195        20,902       19,690      13,563
       1995       19,365        21,104       19,889      13,590
       1995       19,648        21,379       20,170      13,634
       1995       19,955        21,699       20,482      13,626
       1996       20,257        22,003       20,787      13,617
       1996       20,362        22,148       20,885      13,697
       1996       19,892        21,763       20,453      13,741
       1996       19,674        21,611       20,285      13,812
       1996       19,548        21,490       20,133      13,865
       1996       19,514        21,447       20,093      13,892
       1996       19,765        21,734       20,328      13,901
       1996       19,803        21,793       20,368      13,927
       1996       19,698        21,756       20,320      13,954
       1996       20,071        22,134       20,679      13,998
       1996       20,544        22,626       21,132      14,043
       1996       20,945        23,013       21,523      14,069
       1997       20,704        22,799       21,293      14,069
       1997       20,769        22,869       21,331      14,114
       1997       20,832        22,926       21,393      14,158
       1997       20,525        22,672       21,130      14,202
       1997       20,789        23,012       21,419      14,220

INSET LEGEND READS:
LB Income Fund
$20,789

Lehman Aggregate
Bond Index
$23,012

Lipper Average
Corporate Bond Funds
$21,419

Consumer Price Index
$14,220


INSET BOX ON CHART READS:

LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Net Asset Value
10 Years                                              8.15%
5 Years                                               6.74%
1 Year                                                6.35%

Public Offering Price
10 Years                                              7.59%
5 Years                                               5.64%
1 Year                                                1.03%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 5% sales charge. The performance of the Lehman index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.


As bond prices slid between December of 1996 and February of 1997, we traded Treasury bonds for longer-term corporate securities. Many of these were issues of banks and insurance firms--as well as electric utility, gas and telephone companies. Bought at attractive prices and yields, these issues performed well for the remainder of the period.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio composition (% of portfolio)

Short-Term Securities                            17.4%

Common & Preferred Stocks                         1.7%

U.S. Government                                  12.9%

Mortgage-Backed Securities                       14.4%

Asset-Backed Securities                          11.7%

Foreign Government Bonds                          4.9%

Corporate Bonds                                  37.0%


In March and April of 1997--as concern that the Federal Reserve would raise short-term rates drove bond prices lower --we de-emphasized investments in corporate bonds. Because corporate bonds had outperformed earlier in the period, we expected them to underperform as interest rates rose and investors grew concerned about a slowing economy.

Future Strategies

We have recently begun to re-emphasize corporates in the Fund's portfolio, feeling that most of the retreat in corporate prices has already occurred. Whether the Federal Reserve raises interest rates further to curb growth, or the economy slows on its own, we believe the slowdown will be moderate and see no near-term threat of recession. Also, because the outlook for corporate earnings remains positive, and corporate bond prices are attractive, we think corporates are now quite appealing. Although we expect to maintain sizable investments in asset-backed securities, we will probably sell some of those issues to take advantage of new opportunities in the corporate sector.

With slower growth in the months ahead, we expect yields for longer-term Treasury bonds to remain between 6.50% and 7.25%. When inflationary pressures or concerns of further Fed rate hikes push yields to the top of that range, and bond prices become more attractive, we will likely purchase longer-term issues. This would help us lock in higher yields for more time and increase the Fund's potential for capital appreciation. When yields are at the bottom of the range, we expect to emphasize shorter-term securities. This will give the Fund greater agility in the event that trends in bond yields and prices reverse themselves.


[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

U.S. Government
(Aaa Equivalent)                            33.9%

Aaa                                         18.5%

Aa                                          10.8%

A                                           17.6%

Baa                                         15.4%

Ba                                           3.8%



LB Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard is a Chartered Financial Analyst and portfolio manager for the LB Municipal Bond Fund. She has managed the Fund since January 1994, and has been with LB since 1988.

-----------------------------------
Fund Objective: To seek high
current income that is exempt from
federal income tax by investing in
municipal bonds.
-----------------------------------

Prices for municipal bonds outperformed prices for Treasury issues in the last six months, and were somewhat less volatile. During the period, demand for municipals was relatively strong--as higher yields attracted tax-conscious individual investors to the market. Market demand was also spurred by purchases from property and casualty insurance companies, who tend to be cyclical investors in municipal bonds. At the same time, the supply of municipal bonds was down slightly. Most of the heavy-debt refinancing of recent years has been completed, and higher interest rates have delayed some discretionary issuance, which also acts to limit supply.

By maximizing yields where we could, and minimizing price volatility, we helped the LB Municipal Bond Fund earn a competitive return in this market. For the six months ended April 30, 1997, the Fund earned a total return (based on NAV) of 1.71%. That compares to a return of 2.01% for the Lehman Municipal Bond Index and an average return of 1.68% for municipal bond funds tracked by Lipper Analytical Services.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1997
GROWTH OF $10,000 INVESTED SINCE 4/30/87]

                                          Lipper Average
                             Lehman Muni. Gen. Municipal
                  LBMBF      Bond Index   Debt Funds
    Month End     Total        Total         Total
      Date        Value        Value         Value          CPI
-----------------------------------------------------------------
      1987       10,000       10,000         10,000        10,000
      1987        9,446        9,950          9,905        10,030
      1987        9,637       10,243         10,124        10,071
      1987        9,732       10,347         10,223        10,092
      1987        9,741       10,371         10,255        10,148
      1987        9,394        9,988          9,814        10,198
      1987        9,466       10,023          9,844        10,225
      1987        9,713       10,285         10,100        10,240
      1988        9,924       10,434         10,285        10,237
      1988       10,263       10,805         10,693        10,264
      1988       10,375       10,920         10,805        10,290
      1988       10,168       10,793         10,594        10,335
      1988       10,256       10,875         10,650        10,388
      1988       10,228       10,844         10,668        10,423
      1988       10,446       11,002         10,851        10,468
      1988       10,483       11,073         10,917        10,512
      1988       10,520       11,083         10,956        10,556
      1988       10,730       11,284         11,163        10,627
      1988       10,929       11,483         11,395        10,663
      1988       10,834       11,377         11,290        10,672
      1989       10,995       11,493         11,461        10,689
      1989       11,156       11,731         11,635        10,743
      1989       11,086       11,597         11,539        10,787
      1989       11,085       11,569         11,532        10,849
      1989       11,360       11,844         11,811        10,920
      1989       11,567       12,090         12,030        10,982
      1989       11,678       12,254         12,187        11,009
      1989       11,817       12,421         12,312        11,035
      1989       11,703       12,299         12,181        11,053
      1989       11,645       12,262         12,140        11,089
      1989       11,800       12,412         12,287        11,142
      1989       12,001       12,629         12,480        11,168
      1990       12,101       12,733         12,565        11,186
      1990       11,939       12,673         12,431        11,301
      1990       12,025       12,786         12,554        11,355
      1990       12,039       12,790         12,549        11,417
      1990       11,903       12,697         12,388        11,435
      1990       12,185       12,974         12,710        11,461
      1990       12,334       13,088         12,831        11,523
      1990       12,526       13,281         13,043        11,568
      1990       12,264       13,088         12,760        11,674
      1990       12,305       13,096         12,777        11,772
      1990       12,501       13,333         12,963        11,843
      1990       12,790       13,601         13,265        11,869
      1991       12,894       13,656         13,322        11,869
      1991       13,077       13,838         13,486        11,940
      1991       13,151       13,959         13,564        11,958
      1991       13,166       13,964         13,591        11,976
      1991       13,352       14,150         13,789        11,993
      1991       13,444       14,276         13,914        12,029
      1991       13,391       14,262         13,870        12,064
      1991       13,597       14,436         14,070        12,082
      1991       13,756       14,626         14,250        12,117
      1991       13,997       14,817         14,434        12,171
      1991       14,106       14,950         14,563        12,188
      1991       14,116       14,992         14,583        12,224
      1992       14,463       15,314         14,927        12,233
      1992       14,469       15,349         14,917        12,251
      1992       14,442       15,354         14,937        12,295
      1992       14,442       15,360         14,943        12,357
      1992       14,606       15,497         15,081        12,375
      1992       14,806       15,680         15,292        12,393
      1992       15,060       15,943         15,570        12,437
      1992       15,581       16,421         16,122        12,464
      1992       15,303       16,260         15,864        12,499
      1992       15,347       16,366         15,927        12,534
      1992       15,174       16,206         15,640        12,579
      1992       15,525       16,496         16,039        12,597
      1993       15,757       16,664         16,237        12,588
      1993       15,910       16,857         16,420        12,650
      1993       16,494       17,468         17,064        12,694
      1993       16,385       17,282         16,864        12,739
      1993       16,540       17,457         17,046        12,774
      1993       16,620       17,555         17,143        12,792
      1993       16,931       17,848         17,438        12,810
      1993       16,935       17,871         17,438        12,810
      1993       17,306       18,243         17,825        12,845
      1993       17,504       18,451         18,036        12,872
      1993       17,617       18,486         18,072        12,925
      1993       17,417       18,323         17,882        12,934
      1994       17,801       18,710         18,238        12,934
      1994       17,998       18,923         18,448        12,969
      1994       17,489       18,433         17,957        13,014
      1994       16,672       17,683         17,172        13,058
      1994       16,750       17,833         17,234        13,076
      1994       16,910       17,988         17,389        13,084
      1994       16,781       17,878         17,276        13,129
      1994       17,087       18,206         17,582        13,164
      1994       17,146       18,269         17,626        13,218
      1994       16,913       18,001         17,340        13,253
      1994       16,573       17,680         17,011        13,262
      1994       16,254       17,360         16,659        13,280
      1995       16,631       17,742         17,065        13,280
      1995       17,138       18,250         17,572        13,333
      1995       17,689       18,781         18,094        13,386
      1995       17,878       18,997         18,257        13,430
      1995       17,894       19,020         18,255        13,475
      1995       18,496       19,626         18,824        13,501
      1995       18,252       19,456         18,619        13,528
      1995       18,379       19,640         18,738        13,528
      1995       18,610       19,890         18,945        13,563
      1995       18,754       20,015         19,060        13,590
      1995       19,052       20,305         19,352        13,634
      1995       19,442       20,642         19,723        13,626
      1996       19,655       20,841         19,942        13,617
      1996       19,800       20,999         20,036        13,697
      1996       19,631       20,856         19,878        13,741
      1996       19,304       20,589         19,562        13,812
      1996       19,202       20,532         19,474        13,865
      1996       19,190       20,523         19,477        13,892
      1996       19,387       20,747         19,661        13,901
      1996       19,562       20,936         19,837        13,927
      1996       19,552       20,932         19,822        13,954
      1996       19,845       21,225         20,105        13,998
      1996       20,068       21,465         20,322        14,043
      1996       20,456       21,857         20,680        14,069
      1997       20,330       21,766         20,589        14,069
      1997       20,369       21,807         20,591        14,114
      1997       20,548       22,008         20,770        14,158
      1997       20,277       21,715         20,500        14,202
      1997       20,411       21,897         20,668        14,220

INSET LEGEND READS:
LB Municipal Bond Fund
$20,411

Lehman Municipal
Bond Index
$21,897

Lipper Average
General Municipal
Bond Funds
$20,668

Consumer Price Index
$14,220

INSET BOX ON CHART READS:

LB Municipal
Bond Fund
Annualized Total Returns*
-----------------------------------------------------------
Net Asset Value
10 Years                                              7.95%
5 Years                                               6.92%
1 Year                                                6.30%

Public Offering Price
10 Years                                              7.40%
5 Years                                               5.83%
1 Year                                                1.03%

Footnote reads:

* See accompanying notes to Portfolio Management Reviews.

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 5% sales charge. The performance of the Lehman index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.


Improving Yields, Protecting Prices

During the period, we took several steps to enhance the Fund's yield. While maintaining investments of strong credit quality, we added issues with higher coupons. Besides providing the Fund with greater tax-free income, these issues performed well against other municipals as interest rates rose. As a result, the Fund earned higher-than-anticipated income, which was distributed to shareholders in December 1996 as a special dividend.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio composition (% of portfolio)]

Education                             4.1%

Transportation                       10.6%

Housing                               1.8%

Water & Sewer                         9.0%

Pollution Control                     3.0%

Utility                              13.1%

Health Care                          10.4%

General Obligation                   17.2%

Escrowed                             18.8%

Other                                12.0%


When market gyrations changed the spreads between yields for different types of municipals, we swapped some of the Fund's holdings for others with better value. During the period this reduced the Fund's holdings in California, while raising its positions in Texas.

We also tried to make the most of changing prices. At the end of 1996, when interest rates seemed relatively stable, we added longer-term issues to pick up extra yield. We trimmed these positions in January of 1997, however, as it looked like interest rates would rise and bond prices would fall. Because the yields of lower-quality bonds were not strong enough to compensate the Fund for the extra risk these issues carry, we de-emphasized these issues in favor of higher-quality municipals.

Focus on Income

We expect municipal prices to be relatively stable in coming months, if inflation and interest rates stay near current levels. Prices may dip from time to time, however, as the bond market reacts to news about the pace of economic growth. When that happens, we may look for attractive opportunities to "buy the dips" in longer-term issues. This would give the Fund additional income while increasing potential for capital appreciation as municipal prices rebound.

Since income will become more important if prices are stable, we expect to maintain sizable holdings in higher-coupon securities. Until the yields on lower-quality issues become more attractive, we'll remain focused on municipals of higher quality.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                               69.3%

Aa                                15.1%

A                                  7.3%

Baa                                8.3%



LB Money Market Fund

[GRAPHIC PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Money Market Fund. She has managed the Fund since January 1994, and has been with LB since 1969.

-------------------------------
Fund Objective: To seek current
income with stability of principal by
investing in high-quality, short-term
debt securities.**
-------------------------------

Short-term yields continued to fluctuate in the six months ended April 30, 1997, as investors tried to predict whether economic growth was strong enough for the Federal Reserve to raise interest rates. After starting the period at 5.14%, the annualized yield for three-month Treasury bills fell to a low of 5.08% in January 1997. It then moved as high as 5.4% in late March, after the Fed raised short-term rates by 0.25%. Short-term yields edged lower in the weeks that followed, as signs of continued low inflation and slower economic growth lowered expectations for another Fed rate hike. At the end of the period, the yield for three-month Treasuries had retreated somewhat and stood at 5.28% as April came to a close.

By adjusting investments in the LB Money Market Fund to make the most of these changes, we helped the Fund earn a total return of 2.28% over the six-month period.

Adding Flexibility

For most of the period we kept the average maturity of the Fund's investments shorter than the average for its benchmark. Believing the Fed would raise interest rates, we wanted the flexibility to invest in higher-yielding instruments quickly as interest rates rose. To maintain this flexibility without sacrificing yield, we balanced instruments maturing in 30 days or less with instruments maturing in six to 12 months. Some of the Fund's shorter-term instruments were floating-rate issues, whose coupons reset frequently.

We also added investments in taxable municipal paper. Issued by state and local governments to fund commercial projects, these high-quality issues represent a small segment of the market that few analysts follow. As a result, there is often less demand for this paper--which can mean attractive prices and yields.

More Fluctuation Ahead

We expect further fluctuations in money market yields during 1997. Historically, the Federal Reserve has raised interest rates in several steps. So, until it's clear that the Fed has finished its rate hikes, money market yields should rise and fall on changing expectations of further increases.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Certificates of Deposit                3.4%

Variable Rate Notes                   11.5%

Bank Notes                             1.6%

Medium-Term Notes                      1.2%

Commercial Paper                      82.3%


While such market volatility continues, we will watch for new investment opportunities that might occur as the spreads between yields for various instruments change. Recently the yield spreads between instruments of different maturities have become relatively small. Although we expect to keep floating-rate issues in the portfolio, we've started to add maturities between 30 days and six months and reduce maturities of six to 12 months. When it looks like yields have reached their market peak, we may again add longer-term issues to secure greater income for the Fund.

[GRAPHIC OMITTED:
PERFORMANCE AS OF APRIL 30, 1997]

Performance as of
April 30, 1997

Annualized Total Returns*
------------------------------------
10 Years                        5.17%
5 Years                         3.67%
1 Year                          4.62%

Seven-Day Yields***
------------------------------------
Current                         4.66%
Effective                       4.77%

Footnotes

  * The annualized total return reflects the change in share price, the reinvestment of all dividends and capital gains, and the effect of compounding. Since performance varies, the annualized total return, which assumes a steady rate of growth, differs from the Fund's actual total return for the years indicated. POP returns have been adjusted for the maximum 5% sales charge. NAV returns do not include a sales charge. Sales charges do not apply to the LB Money Market Fund. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

 ** Investments in the LB Money Market Fund are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value.

*** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

    World Growth Fund, LB Fund, High Yield Fund, Income Fund, Municipal Bond Fund, and Money Market Fund are subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

    This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.




LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
April 30, 1997
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 COMMON STOCKS - 88.1% (a)

                 Automotive - 1.8%
       241,300   Lithia Motors, Inc.                   $2,714,625 (b)
        36,900   Tower Automotive, Inc.                 1,365,300 (b)
                                                   --------------
                                                        4,079,925
                                                   --------------

                 Bank & Finance - 2.2%
       349,100   ACC Consumer Finance Corp.             2,923,713 (b)
        25,600   American General

                 Hospitality Corp.                        630,400
        21,300   AMRESCO, Inc.                            310,181 (b)
         6,000   Apartment Investment &

                 Management Co.                           166,500
        10,700   Cali Realty Corp.                        315,650
        42,600   Sunstone Hotel Investors, Inc.           569,775
                                                   --------------
                                                        4,916,219
                                                   --------------
                 Building Products &
                 Materials - 4.7%
       361,700   Cameron Ashley
                 Building Products                      4,882,950 (b)
       211,300   Dayton Superior Corp.,
                 Class A                                2,456,363 (b)
       213,400   Northwest Pipe Co.                     3,414,400 (b)
                                                   --------------
                                                       10,753,713
                                                   --------------

                 Computer Software - 8.8%
       109,900   Avant! Corp.                           1,559,206 (b)
       302,100   AXENT Technologies, Inc.               3,511,913 (b)
       279,700   DataWorks Corp.                        4,055,650 (b)
       166,900   Information Management
                 Resources, Inc.                        4,255,950 (b)
       227,700   Pure Atria Corp.                       2,220,075 (b)
       240,100   Softquad International, Inc.             465,194 (b)
       114,300   Summit Design, Inc.                      800,100 (b)
       297,000   Unison Software, Inc.                  1,893,375 (b)
        60,500   Wall Data, Inc.                        1,266,719 (b)
                                                   --------------
                                                       20,028,182
                                                   --------------

                 Drugs & Health Care - 16.3%
        44,300   ADAC Labs, Inc.                        1,024,438
       363,700   Alpha-Beta Technology, Inc.            2,955,063 (b)
       193,500   Amrion, Inc.                           3,386,250 (b)
       199,700   Amylin Pharmaceuticals, Inc.           2,046,925 (b)
       248,800   Atrix Laboratories, Inc.               2,767,900 (b)
       105,800   Cephalon, Inc.                         1,772,150 (b)
        49,800   CN Biosciences, Inc.                     722,100 (b)
       129,700   Cytyc Corp.                            2,756,125 (b)
       265,700   DepoTech Corp.                         3,885,863 (b)
       287,700   Eclipse Surgical
                 Technologies, Inc.                     1,690,238 (b)
       244,600   GalaGen, Inc.                            550,350 (b)
       104,300   Isis Pharmaceuticals, Inc.             1,538,425 (b)
       268,900   Matritech, Inc.                        1,327,694 (b)
       135,100   Orphan Medical, Inc.                     548,844 (b)
       137,850   PDT, Inc.                              3,515,175 (b)
        60,800   Sepracor, Inc.                         1,185,600 (b)
        78,400   STERIS Corp.                           2,567,600 (b)
       260,000   Sunquest Information
                 Systems, Inc.                          2,665,000 (b)
                                                   --------------
                                                       36,905,740
                                                   --------------

                 Electronics - 9.5%
        93,800   Cypress Semiconductor Corp.            1,301,475 (b)
        26,700   Electro Scientific
                 Industries, Inc.                         744,263 (b)
       121,100   ESS Technology, Inc.                   1,665,125 (b)
        92,500   FSI International, Inc.                1,110,000 (b)
        20,000   Hutchinson Technology, Inc.              542,500 (b)
       153,800   Integrated Silicon Solution            1,115,050 (b)
       147,200   Intevac, Inc.                          1,913,600 (b)
       132,300   Read-Rite Corp.                        3,423,262 (b)
       143,100   S3, Inc.                               1,368,394 (b)
       188,600   Sierra Semiconductor Corp.             3,182,625 (b)
        83,200   Silicon Valley Group, Inc.             1,710,800 (b)
        93,200   Trident Microsystems, Inc.             1,258,200 (b)
        52,000   Ultrateck Stepper, Inc.                  932,750 (b)
        60,000   VLSI Technology, Inc.                  1,192,500 (b)
                                                   --------------
                                                       21,460,544
                                                   --------------

                 Healthcare Management - 9.1%
       371,700   American Oncology
                 Resources, Inc.                        3,298,838 (b)
       361,700   Complete Management, Inc.              4,023,913 (b)
       114,600   FPA Medical Management, Inc.           1,862,250 (b)
       444,400   Home Health Corp. of
                 America, Inc.                          3,999,600 (b)
       236,850   Horizon Mental Health
                 Management, Inc.                       3,878,419 (b)
        83,400   UroCor, Inc.                             771,450 (b)
       417,300   U.S. Diagnostic Labs, Inc.             2,790,694 (b)
                                                   --------------
                                                       20,625,164
                                                   --------------

                 Leisure &
                 Entertainment - 7.6%
       247,900   Cannondale Corp.                       4,834,050 (b)
       169,600   Fairfield Communities, Inc.            4,409,600 (b)
       111,800   Signature Resorts, Inc.                2,473,575 (b)
       222,300   Steiner Leisure Ltd.                   5,390,775 (b)
                                                   --------------
                                                       17,108,000
                                                   --------------

                 Machinery &
                 Equipment - 1.6%
        97,300   Stratasys, Inc.                        1,885,187 (b)
        64,800   Triumph Group, Inc.                    1,644,300 (b)
                                                   --------------
                                                        3,529,487
                                                   --------------

                 Manufacturing - 3.1%
       204,800   BMC Industries, Inc.                   5,939,200
       198,200   Zomax Optical Media, Inc.              1,090,100 (b)
                                                   --------------
                                                        7,029,300
                                                   --------------

                 Oil & Oil Service - 1.3%
       124,400   Pool Energy Services Co.               1,617,200 (b)
        72,600   Pride Petroleum Services, Inc.         1,252,350 (b)
                                                   --------------
                                                        2,869,550
                                                   --------------

                 Pollution Control - 2.4%
       425,900   IDM Environmental Corp.                  625,540 (b)
       166,400   Memtec Ltd., ADR                       3,848,000
       689,500   Recycling Industries, Inc.               883,421 (b)
                                                   --------------
                                                        5,356,961
                                                   --------------

                 Restaurants - 2.1%
       251,100   BAB Holdings, Inc.                       753,300 (b)
       121,500   Lone Star Steakhouse &
                 Saloon                                 2,399,625 (b)
       271,300   New World Coffee                         373,037 (b)
       232,000   Sagebrush, Inc.                        1,276,000 (b)
                                                   --------------
                                                        4,801,962
                                                   --------------

                 Retail - 4.7%
       213,200   Movie Gallery, Inc.                    1,092,650 (b)
        67,500   Proffitt's, Inc.                       2,522,812 (b)
       125,250   Sports Authority, Inc. (The)           2,223,187 (b)
        91,300   The North Face, Inc.                   1,289,612 (b)
       220,800   Travis Boats & Motors, Inc.            2,373,600 (b)
       197,600   West Coast
                 Entertainment Corp.                    1,086,800 (b)
                                                   --------------
                                                       10,588,661
                                                   --------------

                 Services - 3.9%
       186,200   Cotelligent Group, Inc.                1,536,150 (b)
       100,000   F.Y.I., Inc.                           1,800,000 (b)
       142,700   Personal Group of
                 America, Inc.                          3,424,800 (b)
       145,600   StaffMark, Inc.                        1,965,600 (b)
                                                   --------------
                                                        8,726,550
                                                   --------------

                 Telecommunications
                 Equipment - 4.6%
       260,800   ACE*COMM Corp.                         2,999,200 (b)
       292,200   ACT Networks, Inc.                     3,944,700 (b)
       225,500   Larscom, Inc.                          1,402,328 (b)
       206,900   Orckit Communications Ltd.             2,081,931 (b)
                                                   --------------
                                                       10,428,159
                                                   --------------

                 Telephone &
                 Telecommunications - 3.4%
       188,800   LCC International, Inc.,
                 Class A                                1,935,200 (b)
       291,900   Xpedite Systems, Inc.                  5,874,487 (b)
                                                   --------------
                                                        7,809,687
                                                   --------------

                 Textiles & Apparel - 1.0%
       835,400   Chaus (Bernard), Inc.                    678,762 (b)
       142,300   Cutter & Buck, Inc.                    1,707,600 (b)
                                                   --------------
                                                        2,386,362
                                                   --------------
                 Total Common Stocks
                 (cost $237,732,930)                  199,404,166
                                                   --------------
     Principal
      Amount
  --------------

                 CORPORATE
                 BONDS - 0.4% (a)
    $1,500,000   Kushner-Locke Co.,
                 Convertible Subordinated
                 Debentures, 8.0%,
                 due 12/15/2000
                 (cost $1,167,667)                        941,250
                                                   --------------
                 SHORT-TERM
                 SECURITIES - 11.5% (a)
                 Commercial Paper
     6,900,000   Corporate Asset Funding
                 Co., Inc. 5.55%,
                 due 5/13/1997                          6,887,235
     2,100,000   General Mills, Inc.
                 5.54%, due 5/6/1997                    2,098,384
     3,400,000   Household Finance Corp.
                 5.47%, due 5/2/1997                    3,399,483
    10,500,000   Koch Industries, Inc.
                 5.60%, due 5/9/1997                   10,500,000
     3,293,000   MetLife Funding, Inc.
                 5.47%, due 5/9/1997                    3,288,997
                                                   --------------
                 Total Short-Term Securities
                 (at amortized cost)                   26,174,099
                                                   --------------
                 Total Investments
                 (cost $265,074,696)                 $226,519,515 (c)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $265,074,696 and the net unrealized depreciation of investments based on that cost was $38,555,181 which is comprised of $17,088,343 aggregate gross unrealized appreciation and $55,643,524 aggregate gross unrealized depreciation.

See accompanying notes to portfolio of investments.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
April 30, 1997
(unaudited)

        Shares                                           Value
     ------------                                    ------------

                ARGENTINA - 0.9% (a)
                COMMON STOCKS
        2,003   Banco de Galicia Buenos
                Aires "B" ADR (USD)                     $48,729
        2,600   Banco Frances del Rio de la
                Plata ADR (USD)                          78,975
          150   Enron Global Power &
                Pipeline (USD)                            4,425
       17,294   Naviera Perez "B"                       140,268
          430   Sociedad Comercial del
                Plata ADR (USD)                          13,008 (b)
          910   Telecom Argentina Stet "B"                4,505
          230   Telecom Argentina Stet "B"
                ADR (USD)                                11,500
        3,770   Telefonica de Argentina
                ADR (USD)                               125,353
          340   Transportadora de Gas del
                Sur ADR (USD)                             4,250
        4,800   YPF Sociedad Anonima
                ADR (USD)                               132,600
                                                 --------------
                Total Argentina                         563,613
                                                 --------------

                AUSTRALIA - 1.5% (a)
                COMMON STOCKS
       19,343   Australia Gas & Light                   110,872
        8,000   Australia & New Zealand
                Banking Group Ltd.                       51,096
       11,000   Boral Ltd.                               32,426
        9,536   Broken Hill Proprietary                 134,454
        1,200   Coca Cola Amatil                         13,718
        9,000   Commonwealth Instalment
                Receipt Trustee Ltd.                     67,379
        3,200   Lend Lease Corp.                         61,240
        6,151   National Australia Bank Ltd.             84,185
       19,000   National Mutual Holdings Ltd.            28,153
       20,024   News Corp.                               92,289
       11,000   Publishing & Broadcasting                58,075
       10,000   St. George Bank Ltd.                     61,452
       12,000   Western Mining                           71,122
       10,000   Westpac Banking                          53,888
       10,500   Woodside Petroleum                       83,522
                                                 --------------
                Total Australia                       1,003,871
                                                 --------------

                AUSTRIA - 0.05% (a)
                COMMON STOCKS
           60   EVN Energie-Versorgung
                Niederoesterreich AG                      7,422
          330   Flughafen Wien                           13,679
                                                 --------------
                Total Austria                            21,101
                                                 --------------

                BELGIUM - 1.2% (a)
                COMMON STOCKS
          302   Credit Communal
                Holding/Dexia                            29,989 (b)
          530   Generale de Banque S.A.                 219,783
           35   Generale de Banque S.A.,
                VVPR (reduced tax) Strips                    17
        1,130   Kredietbank                             440,147
           40   UCB                                     109,762
                                                 --------------
                Total Belgium                           799,698
                                                 --------------

                BRAZIL - 3.1% (a)
                COMMON STOCKS
          470   Brazil Fund (USD)                        11,985
        7,270   Centrais Eletricas Brasileiras
                S.A. ADR (USD)                          162,775
        1,950   Companhia Brasileira de
                Distribuicao Grupo Pao de
                Acucar GDR (USD)                         40,463
          500   Companhia Energetica
                Brasilia (USD)                           22,375
          450   Companhia Energetica de Sao
                Paulo ADR (USD)                           7,144 (b)
        5,828   Companhia Energetica Minas
                Gerais ADR (USD)                        260,803
        1,000   Companhia Siderurgica
                Nacional (ADR)                           35,500
        9,883   Telecomunicacoes Brasileiras
                ADR (USD)                             1,134,074
       29,910   Usinas Siderurgicas de Minas
                Gerais ADR (USD)                        351,443
                                                 --------------
                Total Brazil                          2,026,562
                                                 --------------

                CANADA - 0.3% (a)
                COMMON STOCKS
        4,980   Alcan Aluminum                          168,971
        1,330   Royal Bank of Canada                     53,076
                                                 --------------
                Total Canada                            222,047
                                                 --------------

                CHILE - 0.4% (a)
                COMMON STOCKS
          100   AFP Providia ADR (USD)                    1,800
          750   Chile Fund (USD)                         18,188
          780   Chilectra ADR (USD)                      47,970
        1,140   Chilgener ADR (USD)                      32,490
        1,912   Compania de Telecomunicaciones
                de Chile (ADR)                           61,901
        2,375   Empresa Nacional de Electric
                ADR (USD)                                45,719
        1,333   Enersis S.A. ADR (USD)                   41,990
        1,160   Santa Isabel (ADR)                       28,275
                                                 --------------
                Total Chile                             278,333
                                                 --------------

                CHINA - 0.4% (a)
                COMMON STOCKS
        7,400   Huaneng Power International
                "N" ADR (USD)                           179,450 (b)
      275,000   Shanghai Petrochemical
                "H" (HKD)                                68,160
      198,000   Yizheng Chemical Fibre
                "H" (HKD)                                38,851
                                                 --------------
                Total China                             286,461
                                                 --------------

                CZECH REPUBLIC - 0.05% (a)
                COMMON STOCKS
          250   SPT Telecom a.s.                         26,420 (b)
                                                 --------------

                DENMARK - 0.2% (a)
                COMMON STOCKS
        1,020   Den Danske Bank                          88,215
          190   Tele Danmark "B"                          9,139
          930   Unidanmark "A"                           46,001
                                                 --------------
                Total Denmark                           143,355
                                                 --------------

                FINLAND - 0.2% (a)
                COMMON STOCKS
        2,370   Oy Nokia "A"                            147,840
                                                 --------------

                FRANCE - 7.9% (a)
                COMMON STOCKS
          435   Accor                                    62,382
        2,340   Alcatel Alsthom                         260,200
        1,520   Assurances Generales
                de France                                49,456
          997   AXA                                      61,342
          630   Canal Plus                              113,770
          945   Carrefour                               590,008
          353   Chargeurs International S.A.             20,866 (b)
        2,360   Cie de St. Gobain                       316,203
          190   Credit Local de France                   17,579
          690   Credit Local de France -
                Dexia France                             63,840 (b)
        6,430   Eaux Cie Generale                       895,672
          630   GTM Entrepose                            37,941
          753   Guilbert S.A.                           117,404
          510   Havas S.A.                               38,186
        1,340   Lapeyre                                  80,816
          459   Legrand                                  77,463
          231   L'Oreal                                  81,967
          353   Pathe S.A.                               82,436 (b)
          909   Pinault Printemps Redoute               382,352
          760   Primagaz                                 74,483
          186   Rexel                                    49,555
        2,141   Sanofi                                  199,922
        3,670   Schneider S.A.                          206,876
          340   Societe Generale                         38,098
        3,030   Societe Nationale Elf Aquitaine         293,837
          680   Sodexho                                 312,242
        2,080   Television Francaise                    200,641
        5,553   Total "B"                               460,490
                                                 --------------
                Total France                          5,186,027
                                                 --------------

                GERMANY - 4.4% (a)
                COMMON STOCKS
        1,470   Allianz AG                              285,206
           46   Altana                                   35,593
        9,059   Bayer                                   360,414
        4,380   Bayerische Hypotheken - und
                Wechse - Bank                           136,575
        1,600   Bilfinger & Berger Bau AG                59,499
          100   Buderas                                  46,888
        2,410   Commerzbank AG                           64,641
        4,214   Deutsche Bank                           222,404
        3,183   Deutsche Telekom                         69,071
        7,292   Gehe AG                                 485,067
        1,560   Hoechst AG                               61,254
          200   Hornbach Baumarkt                         6,352
          255   Mannesmann                              100,274
          800   Praktiker Bau und
                Heimwerker Markte                        12,842
        1,470   Rhoen Klinikum                          190,137
          380   SAP AG                                   69,185
          550   Schering                                 52,720
        7,370   Veba                                    379,607
          110   Veba International, Finance
                Warrants Expiring 4/6/98                 31,886 (b)
          123   Volkswagen                               78,198
                                                 --------------
                                                      2,747,813
                                                 --------------

                PREFERRED STOCKS
          610   Fielmann                                 15,710
          710   Hornbach Holdings AG                     45,508
           40   Krones                                   15,475
          354   SAP AG                                   65,187
                                                 --------------
                                                        141,880
                                                 --------------
                Total Germany                         2,889,693
                                                 --------------

                HONG KONG - 4.0% (a)
                COMMON STOCKS
       65,000   Cathay Pacific Airways                  101,110
       32,000   Doa Heng Bank Ltd.                      152,017
      149,217   First Pacific                           178,178
       44,000   Guoco Group                             209,023
      196,625   Hong Kong Land Holdings
                (USD)                                   408,980
      248,000   Hopewell Holdings                       128,858
       53,000   Hutchison Whampoa                       393,403
       74,090   New World Development
                Co. Ltd.                                427,525
       37,000   Swire Pacific "A"                       285,387
       83,000   Wharf Holdings                          313,935
                                                 --------------
                Total Hong Kong                       2,598,416
                                                 --------------

                ITALY - 2.3% (a)
                COMMON STOCKS
       25,680   Banca Fideuram                           64,493
       16,000   Banca Commerciale Italiana               34,342
       44,170   Credito Italiano                         61,914
       32,000   Ente Nazionale Idrocarburi              162,413
       12,010   IMI SpA                                 102,306
        2,278   Industrie Natuzzi SpA
                ADR (USD)                                50,686
       14,000   Italgas                                  47,875
        5,100   Mediolanum SpA                           48,850 (b)
        5,000   Rinascente                               26,662
       46,000   Seat SpA                                 14,078 (b)
       18,000   Seat SpA, RNC                             3,564 (b)
       52,000   Societa' Finaziaria
                Telefonica SpA                          245,851
       18,000   Societa' Finaziaria Telefonica
                SpA, RNC                                 66,757
       37,771   Telecom Italia                           99,381
      134,896   Telecom Italia Mobile                   424,264
       13,784   Telecom Italia Mobile RNC                25,480
                                                 --------------
                Total Italy                           1,478,916
                                                 --------------

                JAPAN - 22.3% (a)
                COMMON STOCKS
        1,210   Advantest Corp.                          67,204
        8,000   Alps Electric                            93,276
       17,000   Amada                                   127,097
       29,000   Canon                                   687,675
       10,000   Citizen Watch Co.                        71,927
       15,000   Dai Nippon Screen
                Manufacturing Co. Ltd.                  119,352
        3,000   Daifuku                                  34,506
       19,000   Daiichi Pharmaceutical                  305,353
       29,000   Daiwa House                             324,418
           33   DDI Corp.                               219,159
           57   East Japan Railway                      246,528
        4,000   Fanuc                                   136,448
       37,000   Hitachi                                 335,211
       22,000   Hitachi Zosen                            76,433
        2,000   Honda Motor Co.                          62,079
        7,000   Inax                                     43,455
        8,000   Ishihara Sangyo Kaisha                   20,105 (b)
        7,000   Ito-Yokado                              335,841
       13,000   Kao Corp.                               151,574
        2,000   Kawada Industries                         7,327
        8,000   Kokuyo                                  173,947
       21,000   Komatsu                                 153,527
        8,000   Komori                                  170,796
       15,000   Kumagai Gumi                             20,089
       20,000   Kuraray                                 176,468
       11,000   Kyocera                                 658,605
       13,000   Makita                                  178,201
       19,000   Marui                                   312,837
       32,000   Matsushita Electric Industrial          511,758
       14,000   Mitsubishi                              131,248
       96,000   Mitsubishi Heavy Industries             633,773
       11,000   Mitsubishi Paper Mills                   35,010
       42,000   Mitsui Fudosan                          479,773
        6,000   Mitsui Petrochemical Industries          28,219
        9,000   Murata Manufacturing                    331,823
        4,000   National House Industrial                47,268
       61,000   NEC                                     744,869
       31,000   Nippon Denso                            705,794
        4,000   Nippon Hodo                              28,266
      114,000   Nippon Steel                            325,111
           22   Nippon Telegraph & Telecom              155,119
       25,000   Nomura Securities                       279,671
       11,000   Pioneer Electronic                      196,715
        2,000   Sangetsu Co. Ltd.                        33,718
       19,000   Sankyo                                  508,922
        2,700   Sega Enterprises                         71,044
       27,000   Sekisui Chemical                        259,503
       14,000   Sekisui House                           124,631
        2,100   Seven-Eleven Japan                      133,178
       27,000   Sharp                                   350,967
       15,350   Shin-Etsu Chemical                      309,576
        5,000   Shiseido Co. Ltd.                        71,690
        6,400   Sony                                    465,876
       31,000   Sumitomo                                208,563
       47,000   Sumitomo Electric                       636,861
       10,000   Sumitomo Forestry                       101,627
        7,000   TDK                                     504,589
       46,000   Teijin                                  185,906
        8,000   Tokio Marine & Fire Insurance            78,150
        3,300   Tokyo Electronics                       127,388
        8,000   Tokyo Steel Manufacturing                85,713
       13,000   Toppan Printing                         167,960
       10,000   Uny Co.                                 175,680
        3,150   Yurtec                                   30,275
                                                 --------------
                Total Japan                          14,575,672
                                                 --------------

                MALAYSIA - 1.8% (a)
                COMMON STOCKS
       58,000   Affin Holdings BHD                      139,756
       30,000   Commerce Asset
                Holdings BHD                            179,226
       60,000   MBF Capital                              88,896
      103,000   Multi-Purpose Holdings
                BHD, Rights
                (Exp. 1/13/2002)                         38,356 (b)
      156,000   Renong BHD                              213,733
       10,000   Renong BHD - 4% ICULS
                Rights                                    3,545 (b)
       27,000   Technology Resources
                Industries BHD                           49,466 (b)
       28,000   Time Engineering BHD                     51,298
       55,000   United Engineers                        389,916
                                                 --------------
                Total Malaysia                        1,154,192
                                                 --------------

                MEXICO - 1.7% (a)
                COMMON STOCKS
       15,620   Cementos de Mexico
                ADR (USD)                               103,483
       13,267   Cemex "B"                                48,751
       10,744   Cemex S.A. de C.V.                       35,288
       88,062   Cifra "B" ADR (USD)                     131,653
       20,338   Gruma "B"                                95,976 (b)
        3,492   Gruma S.A. GDR (USD)                     67,221 (b)
          423   Grupo Financiero Banamex
                Accival "L"                                 846
       18,000   Grupo Financiero
                Banamex "B"                              38,508
       36,760   Grupo Industrial Maseca "B"              35,897
          740   Grupo Televisa GDR (USD)                 17,113 (b)
       23,799   Kimberly-Clark Mexico "A"                86,553
        5,980   Panamerican Beverages "A"
                ADR (USD)                               173,420
        5,920   Telefonos de Mexico "L"
                ADR (USD)                               244,200
                                                 --------------
                Total Mexico                          1,078,909
                                                 --------------

                NETHERLANDS - 10.8% (a)
                COMMON STOCKS
        5,810   ABN Amro Holdings                       399,301
        4,343   Ahold                                   296,473
          547   Akzo Nobel                               70,470
        1,370   Baan Co. NV                              73,638
        5,469   CSM                                     314,110
       59,056   Elsevier                                945,720
        6,620   Fortis Amev N.V.                        249,741
          863   Gucci Group N.V. (USD)                   59,871
        1,090   Hagemeyer                                94,829
       20,155   ING Groep N.V.                          791,386
        6,129   ING Groep N.V.,
                Stock Warrants                           55,587 (b)
        1,942   Koninklijke PTT Nederland                68,976
          840   Nutricia                                127,446
          940   Otra N.V.                                14,957
        8,510   Polygram                                417,135
        9,010   Royal Dutch Petroleum                 1,610,266
        2,340   Unilever                                455,077
        8,411   Wolters Kluwer                          996,818
                                                 --------------
                Total Netherlands                     7,041,801
                                                 --------------

                NEW ZEALAND - 0.4% (a)
                COMMON STOCKS
       11,600   Carter Holt Harvey                       25,733
        7,000   Fernz                                    23,536
       18,550   Fletcher Challenge Building              52,081
        2,250   Fletcher Challenge Energy                 6,536
       53,407   Fletcher Challenge
                Forests Division                         73,678
       12,500   Fletcher Challenge Paper                 27,730
       17,000   Telecom Corp. of
                New Zealand                              76,250
                                                 --------------
                Total New Zealand                       285,544
                                                 --------------

                NORWAY - 1.9% (a)
                COMMON STOCKS
        1,200   Bergesen "A"                             24,771
       13,060   Norsk Hydro                             636,384
        6,510   Orkla "A"                               545,761
        1,460   Saga Petroleum "B"                       23,577
                                                 --------------
                Total Norway                          1,230,493
                                                 --------------

                PANAMA - 0.05% (a)
                COMMON STOCKS
          585   Banco Latinoamericano de
                Exportaciones S.A. "E"                   26,837
                                                 --------------

                PERU - 0.2% (a)
                COMMON STOCKS
        1,320   Credicorp Ltd.                           27,720
        3,328   Telefonica del Peru S.A.
                ADR (USD)                                79,872
                                                 --------------
                Total Peru                              107,592
                                                 --------------

                PHILIPPINES - 0.4% (a)
                COMMON STOCKS
        2,500   Philippine Long Distance
                Telephone Company                       142,681
       16,500   Philippine National Bank                108,248
                                                 --------------
                Total Philippines                       250,929
                                                 --------------

                PORTUGAL - 0.5% (a)
                COMMON STOCKS
        5,479   Jeronimo Martins                        327,763
          456   Jeronimo Martins, Stock
                Warrants (Exp. 9/15/2003)                 8,262 (b)
                                                 --------------
                Total Portugal                          336,025
                                                 --------------

                RUSSIA - 0.05% (a)
                COMMON STOCKS
          860   Gazprom ADR (USD)                        13,416 (b)
                                                 --------------

                SINGAPORE - 2.1% (a)
                COMMON STOCKS
        9,000   City Developments Ltd.                   72,746
       23,000   DBS Land                                 74,363
        7,000   Development Bank of
                Singapore                                83,178
        9,400   Fraser & Neave Ltd.                      68,187
        2,500   Keppel                                   10,881
        4,000   Oversea - Chinese Banking
                Corp. Ltd.                               46,701
       34,000   Overseas Union Bank                     223,143
       37,000   Singapore Land                          172,539
       15,000   Singapore Press                         277,720
       43,000   United Industrial                        32,380
       29,000   United Overseas Bank                    272,470
        3,000   United Overseas Bank,
                Stock Warrants                           10,321
       20,000   Wing Tai Holdings Ltd. -
                Preference Shares                        51,675
                                                 --------------
                Total Singapore                       1,396,304
                                                 --------------

                SOUTH KOREA - 0.6% (a)
                COMMON STOCKS
        5,700   Korea Electric Power Corp.
                ADR (USD)                                96,900
       19,043   Korea Equity Fund (USD)                 245,179
          780   Samsung Electronics
                GDR (USD)                                37,830 (b)
                                                 --------------
                Total South Korea                       379,909
                                                 --------------

                SPAIN - 2.3% (a)
                COMMON STOCKS
        1,050   Banco Bilbao Vizcaya, S.A.               70,668
          720   Banco Popular Espanol                   152,662
        3,280   Banco Santander                         246,777
        2,131   Centros Comerciales Pryca                37,022
        1,682   Corporacion Bancaria de
                Espana S.A.                              75,009
        2,662   Empresa Nacional de
                Electridad                              186,079
        1,304   Gas Natural                             276,934
       13,280   Iberdrola                               149,872
        4,024   Repsol S.A.                             168,716
           13   Sociedade General de Aguas
                de Barcelona                                497
        5,482   Telefonica de Espana                    140,420
                                                 --------------
                Total Spain                           1,504,656
                                                 --------------

                SWEDEN - 2.5% (a)
                COMMON STOCKS
       10,700   ABB AB                                  130,260
       15,280   Astra AB "B"                            606,743
        6,070   Atlas Copco "B"                         150,498
        4,020   Electrolux "B"                          230,602
        1,100   Esselte "B"                              25,100
        2,280   Hennes & Mauritz "B"                    329,879
          660   Sandvik "A"                              16,280
        5,970   Sandvik "B"                             146,878
        1,370   Scribona "B"                             17,027
                                                 --------------
                Total Sweden                          1,653,267
                                                 --------------

                SWITZERLAND - 5.7% (a)
                COMMON STOCKS
          386   ABB AG                                  467,411
          934   Adecco S.A.                             311,735
          694   Ciba Specialty Chemicals AG              59,791 (b)
          860   Credit Suisse Group                      96,846
          525   Nestle                                  637,508
          934   Novartis AG                           1,230,465
           86   Roche Holdings                          726,341
          830   Schwizerischer Bankverein               181,304
                                                 --------------
                Total Switzerland                     3,711,401
                                                 --------------

                THAILAND - 0.2% (a)
                COMMON STOCKS
        4,100   Advanced Information Service
                plc (Foreign Registered)                 27,310
        6,020   Bangkok Bank                             55,770
          400   Siam Cement                              10,719
        5,800   Thai Farmers Bank Public
                Co. Ltd.                                 35,081
                                                 --------------
                Total Thailand                          128,880
                                                 --------------

                UNITED KINGDOM - 15.4% (a)
                COMMON STOCKS
       29,000   Abbey National                          404,214
       26,706   Argos plc                               279,179
      113,000   Asda Group                              210,616
       21,000   BG plc                                   60,583
       19,000   British Petroleum                       218,023
       57,100   Cable & Wireless                        439,702
       31,400   Cadbury Schweppes                       260,564
       56,000   Caradon                                 224,182
       21,000   Centrica plc                             19,230 (b)
       13,000   Coats Viyella                            27,391
       18,000   Compass Group                           197,212
       26,000   David S. Smith                           94,392
       15,000   Electrocomponents                        96,029
        3,000   GKN                                      46,288
       39,500   Glaxo Wellcome                          776,556
        5,000   Heywood Williams Group                   19,895
       16,000   Hillsdown Holdings                       47,196
       11,000   John Laing "A"                           65,875
       60,000   Kingfisher                              649,595
       87,000   National Westminster Bank             1,029,335
       29,000   Rank Group plc                          199,757
       42,000   Reed International                      773,971
       11,000   Rolls Royce                              43,323
       23,800   RTZ                                     378,023
       40,000   Safeway plc                             221,718
       10,000   Sears                                    12,480
       47,000   Shell Transport & Trading               831,070
       81,000   SmithKline Beecham                    1,301,645
       30,000   T & N                                    66,126
       32,000   Tesco                                   185,673
       95,000   Tomkins                                 409,561
       37,500   United News & Media                     458,265
                                                 --------------
                Total United Kingdom                 10,047,669
                                                 --------------

                VENEZUELA - 0.1% (a)
                COMMON STOCKS
        1,290   Compania Anonima Nacional
                Telefonos de Venezuela
                ADR (USD)                                38,700
                                                 --------------

    Principal
     Amount
  ------------
                SHORT-TERM SECURITIES - 4.1% (a)
                Commercial Paper
   $2,700,000   Associates Corp. of North
                America, 5.61%
                due 5/1/97                            2,700,000
                                                 --------------
                Total Investments                   $65,334,549 (c,d)
                                                 ==============


Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:

                                Cost          Value       % of Portfolio
                        ---------------- --------------- ----------------
Common Stocks &
Warrants                     $57,523,918    $62,350,032             95.4%
Preferred Stocks                 289,719        284,517              0.5%
Short-Term                     2,700,000      2,700,000              4.1%
                        ---------------- --------------- ----------------
Total Investment             $60,513,637    $65,334,549            100.0%
                        ================ =============== ================

(d) At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $60,513,637 and the net unrealized appreciation of investments based on that cost was $4,820,912 which is comprised of $7,746,859 aggregate gross unrealized appreciation and $2,925,947 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (GDR) - Global Depository Receipts
    (HKD) - Denominated in Hong Kong Dollars
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
April 30, 1997
(unaudited)

      Shares                                       Value
    --------------                            --------------
                COMMON STOCKS - 97.1% (a)
                Aerospace - 1.9%
      166,100   Boeing Co.                       $16,381,613
                                              --------------

                Airlines - 1.1%
      333,900   Southwest Airlines Co.             9,182,250
                                              --------------

                Automotive - 1.0%
      149,500   General Motors Corp.               8,652,313
                                              --------------

                Bank & Finance - 15.4%
      142,900   American International
                Group, Inc.                       18,362,650
      231,800   Bank of New York Co., Inc.         9,156,100
       98,000   Chase Manhattan Corp.              9,077,250
      162,500   Citicorp                          18,301,563
      435,100   Federal National Mortgage
                Association                       17,893,488
      231,400   First Bank System, Inc.           17,759,950
      283,400   Green Tree Financial Corp.         8,395,725
      278,700   MBNA Corp.                         9,197,100
      109,100   MGIC Investment Corp.              8,864,375
      148,500   NationsBank Corp.                  8,965,688
       33,700   Wells Fargo & Co.                  8,989,475
                                              --------------
                                                 134,963,364
                                              --------------

                Chemicals - 4.1%
      158,300   Air Products &
                Chemicals, Inc.                   11,358,025
       79,500   E.I. du Pont de Nemours
                and Co.                            8,436,938
      214,100   Monsanto Co.                       9,152,775
      126,400   Praxair, Inc.                      6,525,400
                                              --------------
                                                  35,473,138
                                              --------------

                Computer Software - 3.2%
      191,000   Computer Associates
                International, Inc.                9,932,000
       73,200   Microsoft Corp.                    8,893,800 (b)
      223,300   Oracle Corp.                       8,876,175 (b)
                                              --------------
                                                  27,701,975
                                              --------------

                Computers &
                Office Equipment - 4.2%
      346,700   Cisco Systems, Inc.               17,941,725 (b)
      170,700   Hewlett Packard Co.                8,961,750
       30,000   Ingram Micro, Inc., Class A          682,500 (b)
       59,200   International Business
                Machines                           9,516,400
                                              --------------
                                                  37,102,375
                                              --------------

                Conglomerates - 3.8%
      228,600   AlliedSignal, Inc.                16,516,350
      316,600   Dover Corp.                       16,779,800
                                              --------------
                                                  33,296,150
                                              --------------

                Drugs & Health Care - 8.8%
      140,800   Abbott Laboratories                8,588,800
      360,600   Becton, Dickinson & Co.           16,587,600
       98,200   Eli Lilly & Co.                    8,629,325
      145,300   Johnson & Johnson                  8,899,625
      192,100   Merck & Co., Inc.                 17,385,050
       91,000   Pfizer, Inc.                       8,736,000
       85,300   Warner-Lambert Co.                 8,359,400
                                              --------------
                                                  77,185,800
                                              --------------

                Electric Utilities - 2.4%
      269,100   Entergy Corp.                      6,290,213
      192,700   FPL Group, Inc.                    8,599,238
      313,400   Southern Co.                       6,385,525
                                              --------------
                                                  21,274,976
                                              --------------

                Electrical Equipment - 2.0%
      157,400   General Electric Co.              17,451,725
                                              --------------

                Electronics - 3.6%
      208,900   Atmel Corp.                        5,196,387 (b)
      115,300   Intel Corp.                       17,655,312
      145,000   Motorola, Inc.                     8,301,250
                                              --------------
                                                  31,152,949
                                              --------------

                Food & Beverage - 5.0%
      279,800   Coca-Cola Co.                     17,802,275
      253,500   PepsiCo, Inc.                      8,840,812
      415,000   Sara Lee Corp.                    17,430,000
                                              --------------
                                                  44,073,087
                                              --------------

                Healthcare
                Management - 1.0%
      136,500   Oxford Health Plans, Inc.          8,991,937 (b)
                                              --------------

                Household Products - 5.0%
      147,900   Avon Products, Inc.                9,114,337
       78,100   Colgate Palmolive Co.              8,669,100
      105,400   Gillette Co.                       8,959,000
      134,300   Procter & Gamble Co.              16,888,225
                                              --------------
                                                  43,630,662
                                              --------------

                Leisure &
                Entertainment - 6.1%
      236,600   Carnival Cruise Lines, Inc.        8,724,625
      213,100   Disney (Walt) Co.                 17,474,200
      150,200   HFS, Inc.                          8,899,350 (b)
      157,200   Marriot International, Inc.        8,685,300
      337,200   Mattel, Inc.                       9,399,450
                                              --------------
                                                  53,182,925
                                              --------------

                Machinery &
                Equipment - 1.9%
       94,600   Caterpillar, Inc.                  8,419,400
      181,800   Deere & Co.                        8,362,800
                                              --------------
                                                  16,782,200
                                              --------------

                Mining & Metals - 1.0%
      120,500   Aluminum Co. of America            8,419,937
                                              --------------

                Oil & Oil Service - 9.7%
      201,900   Amoco Corp.                       16,883,887
      253,100   Chevron Corp.                     17,337,350
      307,200   Exxon Corp.                       17,395,200
      229,400   Halliburton Co.                   16,201,375
      134,100   Mobil Corp.                       17,433,000
                                              --------------
                                                  85,250,812
                                              --------------

                Photography - 1.0%
      103,900   Eastman Kodak Co.                  8,675,650
                                              --------------

                Restaurants - 2.0%
      327,400   McDonald's Corp.                  17,556,825
                                              --------------

                Retail - 5.0%
      260,400   Albertson's, Inc.                  8,593,200
      175,600   CVS Corp.                          8,714,150
      254,500   Federated Department Stores        8,653,000 (b)
      329,200   Kroger Co.                         9,053,000 (b)
      301,100   Wal-Mart Stores, Inc.              8,506,075
                                              --------------
                                                  43,519,425
                                              --------------

                Services - 1.9%
      488,700   First Data Corp.                  16,860,150
                                              --------------

                Telecommunications
                Equipment - 0.5%
       79,674   Lucent Technologies, Inc.          4,710,725
                                              --------------

                Telephone &
                Telecommunications - 5.5%
      294,500   Ameritech Corp.                   18,001,312
      438,000   Paging Network, Inc.               3,052,312 (b)
      325,800   SBC Communications, Inc.          18,081,900
      374,700   WorldCom, Inc.                     8,992,800 (b)
                                              --------------
                                                  48,128,324
                                              --------------
                Total Common Stocks
                (cost $660,228,175)              849,601,287
                                              --------------

    Principal
     Amount
   -----------
                U.S. TREASURY - 0.6% (a)
   $3,000,000   U.S. Treasury Bills,
                5.21%, due 8/7/97                  2,957,970 (c)
    2,000,000   U.S. Treasury Notes,
                8.75%, due 10/15/97                2,027,500 (c)
                                              --------------
                Total U.S. Treasury
                (cost $4,964,521)                  4,985,470
                                              --------------

                SHORT-TERM
                SECURITIES - 2.3% (a)
                Commercial Paper
   19,800,000   UBS Finance
                (Delaware), Inc.,
                5.6%, due 5/1/97                  19,800,000
                                              --------------
                Total Investments
                (cost $684,992,696)             $874,386,757 (d)
                                              ==============

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.
(b) Currently non-income producing.
(c) Denotes securities pledged as initial margin on the following financial futures contracts as of April 30, 1997:


            Number                                                 Notional
            of                                       Market        Principal     Unrealized
Type        Contracts      Expiration      Position  Value         Amount        Loss
------      ----------     ----------      --------  --------      --------      ----------
S&P 500     190            June, 1997      Short     $76,266,000   $73,722,200   ($2,543,800)

(d) At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $684,992,696 and the net unrealized appreciation of investments based on that cost was $189,394,061 which is comprised of $202,275,777 aggregate gross unrealized appreciation and $12,881,716 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
April 30, 1997
(unaudited)

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

             CORPORATE BONDS - 75.9% (a)
             Aerospace - 0.3%
 $1,800,000  L-3 Communications Corp., Sr. Subordinated Notes                           10.375%   5/1/2007     $1,854,000
                                                                                                            -------------
             Airlines - 1.3%
  2,800,000  Northwest Airlines, Inc., Notes                                               8.7%  3/15/2007      2,802,265
  2,000,000  Northwest Airlines, Inc., Notes                                             8.375%  3/15/2004      1,995,548
  4,500,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3               10.375%   3/1/2013      4,719,375
                                                                                                            -------------
                                                                                                                9,517,188
                                                                                                            -------------

             Automotive - 0.4%
  4,950,000  Exide Corp., Convertible Sr. Subordinated Notes                               2.9% 12/15/2005      2,840,063
                                                                                                            -------------

             Bank & Finance - 8.0%
  6,400,000  AmeriCredit Corp., Sr. Notes                                                 9.25%   2/1/2004      6,080,000
  3,250,000  Chevy Chase Savings Bank, Subordinated Debentures                            9.25%  12/1/2005      3,217,500
  5,200,000  Dollar Financial Group, Inc., Sr. Notes, Series A                          10.875% 11/15/2003      5,317,000
  6,000,000  First Nationwide Holdings, Inc., Sr. Notes                                   12.5%  4/15/2003      6,600,000
  2,598,000  HomeSide, Inc., Sr. Secured Second Priority Bonds, Series B                 11.25%  5/15/2003      2,961,720
  6,000,000  Integon Capital I, Capital Securities                                       10.75%  2/15/2027      5,730,000
  4,700,000  Mego Mortgage Corp., Sr. Subordinated Notes                                  12.5%  12/1/2001      4,676,500
  3,600,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                8.875%  3/15/2027      3,539,160
  7,200,000  Scotsman Holdings, Sr. Notes, Payment-In-Kind, Series B                      11.0%   3/1/2004      7,812,000
  2,000,000  Trizec Finance Ltd., Sr. Notes                                             10.875% 10/15/2005      2,195,000
  4,650,000  Veritas Holdings GMBH, Sr. Notes                                            9.625% 12/15/2003      4,713,938
  6,100,000  Wilshire Financial Services Group, Inc., Notes                               13.0%   1/1/2004      6,023,750
                                                                                                            -------------
                                                                                                               58,866,568
                                                                                                            -------------

             Broadcasting - 12.4%
  3,900,000  American Telecasting, Inc., Sr. Discount Notes                         Zero Coupon  8/15/2005      1,228,500
  3,200,000  American Telecasting, Inc., Sr. Discount Notes                         Zero Coupon  6/15/2004      1,072,000
  2,400,000  Australis Holdings Pty Ltd., Sr. Discount Notes                        Zero Coupon  11/1/2002      1,392,000
 10,450,000  Australis Media Ltd., Sr. Discount Notes                               Zero Coupon  5/15/2003      6,113,250
  6,000,000  Benedek Communications Corp., Sr. Discount Notes                       Zero Coupon  5/15/2006      3,450,000
  5,100,000  Cablevision Industries, Debentures, Series B                                 9.25%   4/1/2008      5,345,009
  6,000,000  CS Wireless Systems, Inc., Sr. Discount Notes, Series B                Zero Coupon   3/1/2006      1,710,000
  8,000,000  EchoStar Satellite Broadcasting Corp., Sr. Secured Discount Notes      Zero Coupon  3/15/2004      5,780,000
  8,819,193  Falcon Holdings Group L.P., Sr. Subordinated Notes, Series B                 11.0%  9/15/2003      7,760,890
  8,100,000  Groupo Televisa S.A., Sr. Notes                                            11.875%  5/15/2006      8,717,625
  6,000,000  Intermedia Capital Partners, Sr. Notes                                      11.25%   8/1/2006      6,180,000
  4,100,000  International CableTel, Inc., Convertible Subordinated Notes                  7.0%  6/15/2008      3,556,750
  2,500,000  International CableTel, Inc., Convertible Subordinated Notes                 7.25%  4/15/2005      2,415,625
  1,000,000  International CableTel, Inc., Sr. Deferred Notes, Series A             Zero Coupon   2/1/2006        655,000
  2,800,000  International CableTel, Inc., Sr. Notes                                      10.0%  2/15/2007      2,737,000
  4,200,000  International CableTel, Inc., Sr. Notes, Series A                      Zero Coupon  4/15/2005      3,076,500
  4,000,000  Jacor Communications, Inc., Convertible Liquid Yield
             Option Notes                                                           Zero Coupon  6/12/2011      1,865,000
  4,000,000  Olympus Communications, L.P., Sr. Notes                                    10.625% 11/15/2006      4,080,000
  5,200,000  Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes                 9.625%   8/1/2002      5,356,000
  6,000,000  Rogers Communications, Inc., Convertible Debentures                           2.0% 11/26/2005      3,225,000
  2,750,000  Rogers Communications, Inc., Sr. Notes                                      9.125%  1/15/2006      2,691,563
  5,000,000  Scott Cable Communications, Inc., Subordinated Debentures                   12.25%  4/15/2001      4,037,500 (c)
  5,600,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B              Zero Coupon  5/15/2006      2,828,000
  4,800,000  United International Holdings, Inc., Sr. Discount Notes                Zero Coupon 11/15/1999      3,516,000
  4,000,000  Wireless One, Inc., Sr. Notes                                                13.0% 10/15/2003      2,760,000
                                                                                                            -------------
                                                                                                               91,549,212
                                                                                                            -------------

             Building Products & Materials - 2.1%
  5,600,000  Atrium Cos., Inc., Sr. Subordinated Notes                                    10.5% 11/15/2006      5,586,000
  5,300,000  CEMEX S.A. de C.V., Notes                                                   12.75%  7/15/2006      5,916,125
  3,600,000  Nortek, Inc., Sr. Notes                                                      9.25%  3/15/2007      3,591,000
                                                                                                            -------------
                                                                                                               15,093,125
                                                                                                            -------------

             Computers & Office Equipment - 2.2%
  6,500,000  Dictaphone Corp., Sr. Subordinated Notes                                    11.75%   8/1/2005      5,947,500
  6,150,000  Unisys Corp., Sr. Notes                                                     11.75% 10/15/2004      6,503,625
  3,400,000  Unisys Corp., Sr. Notes                                                      12.0%  4/15/2003      3,595,500
                                                                                                            -------------
                                                                                                               16,046,625
                                                                                                            -------------

             Construction & Home Building - 1.6%
  7,200,000  Peters (J.M.) Co., Inc., Sr. Notes                                          12.75%   5/1/2002      7,020,000
  4,400,000  The Fortress Group, Inc., Sr. Notes                                         13.75%  5/15/2003      4,587,000
                                                                                                            -------------
                                                                                                               11,607,000
                                                                                                            -------------

             Containers & Packaging - 1.2%
  5,150,000  BPC Holding Corp., Sr. Secured Notes, Series B                               12.5%  6/15/2006      5,330,250
  3,350,000  Radnor Holdings Corp., Sr. Notes                                             10.0%  12/1/2003      3,391,875
                                                                                                            -------------
                                                                                                                8,722,125
                                                                                                            -------------

             Drugs & Health Care - 0.9%
  2,450,000  Owens & Minor, Inc., Sr. Subordinated Notes                                10.875%   6/1/2006      2,609,250
  3,600,000  UROHEALTH Systems, Inc., Units                                               12.5%   4/1/2004      3,681,000
                                                                                                            -------------
                                                                                                                6,290,250
                                                                                                            -------------

             Electric Utilities - 1.2%
  1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation
             Bonds, Series A                                                             11.75%  7/23/2005      1,973,125
  3,000,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
             Obligation Bonds                                                            13.25%  7/23/2006      3,581,250
  3,600,000  Panda Global Energy Co., Sr. Secured Notes                                   12.5%  4/15/2004      3,420,000
                                                                                                            -------------
                                                                                                                8,974,375
                                                                                                            -------------

             Electrical Equipment - 2.3%
  2,800,000  EV International, Inc., Sr. Subordinated Notes                                 11%  3/15/2007      2,870,000
  1,600,000  GST Acquisition Corp., Sr. Subordinated Notes                                10.5%   5/1/2007      1,610,000
  4,000,000  Protection One Alarm Monitoring, Convertible Sr.
             Subordinated Notes                                                           6.75%  9/15/2003      3,825,000
  4,000,000  Protection One Alarm Monitoring, Sr. Subordinated
             Discount Notes                                                         Zero Coupon  6/30/2005      3,900,000
  3,750,000  Telex Communications, Inc., Sr. Notes                                        12.0%  7/15/2004      4,275,000
                                                                                                            -------------
                                                                                                               16,480,000
                                                                                                            -------------

             Food & Beverage - 2.1%
  6,650,000  Fresh Del Monte Corp., Sr. Notes, Series B                                   10.0%   5/1/2003      6,483,750
  5,600,000  Gorges/Quik-to-Fix Foods, Inc., Sr. Subordinated Notes                       11.5%  12/1/2006      5,726,000
  3,250,000  International Home Foods, Inc., Sr. Subordinated Notes                     10.375%  11/1/2006      3,323,125
                                                                                                            -------------
                                                                                                               15,532,875
                                                                                                            -------------

             Hospital Management - 3.9%
  4,400,000  Merit Behavioral Care Corp., Sr. Subordinated Notes                          11.5% 11/15/2005      4,796,000
  2,800,000  PhyMatrix Corp., Convertible Subordinated Debentures                         6.75%  6/15/2003      2,310,000
  3,350,000  Regency Health Services, Inc., Sr. Subordinated Notes                       9.875% 10/15/2002      3,391,875
  3,400,000  Regency Health Services, Inc., Subordinated Notes                           12.25%  7/15/2003      3,638,000
  3,000,000  Rotech Medical Corp., Convertible Subordinated Debentures                    5.25%   6/1/2003      2,587,500
  5,200,000  Tenet Healthcare Corp., Sr. Subordinated Notes                              8.625%  1/15/2007      5,174,000
  7,600,000  Unison HealthCare Corp., Sr. Notes                                          12.25%  11/1/2006      6,365,000
                                                                                                            -------------
                                                                                                               28,262,375
                                                                                                            -------------
             Household Products - 2.8%
  2,800,000  Anchor Advanced Products, Inc., Sr. Notes                                   11.75%   4/1/2004      2,884,000
 18,000,000  Coleman Worldwide Corp., Convertible Liquid Yield Option Notes         Zero Coupon  5/27/2013      5,377,500
  4,000,000  Kindercare Learning Centers, Inc., Sr. Subordinated Notes                     9.5%  2/15/2009      3,805,000
  4,000,000  Lifestyle Furnishings International Ltd., Sr. Subordinated Notes           10.875%   8/1/2006      4,310,000
  4,000,000  Simmons Co., Sr. Subordinated Notes                                         10.75%  4/15/2006      4,090,000
                                                                                                            -------------
                                                                                                               20,466,500
                                                                                                            -------------

             Leisure & Entertainment - 2.2%
  2,400,000  AMC Entertainment, Inc., Sr. Subordinated Notes                               9.5%  3/15/2009      2,364,000
  8,500,000  AMF Group, Inc., Sr. Subordinated Discount Notes, Series B             Zero Coupon  3/15/2006      5,695,000
  2,000,000  IMAX Corp., Sr. Notes                                                         7.0%   3/1/2001      2,030,000
  6,000,000  Lodgenet Entertainment, Sr. Notes                                           10.25% 12/15/2006      5,850,000
                                                                                                            -------------
                                                                                                               15,939,000
                                                                                                            -------------

             Mining & Metals - 0.7%
  4,800,000  Westmin Resources Ltd., Sr. Notes                                            11.0%  3/15/2007      4,800,000
                                                                                                            -------------

             Oil & Gas - 2.9%
  6,800,000  Abraxas Petroleum Corp., Sr. Notes, Series B                                 11.5%  11/1/2004      7,242,000
  2,000,000  Bellwether Exploration Co., Sr. Subordinated Notes                         10.875%   4/1/2007      2,050,000
  2,000,000  Kelley Oil & Gas Corp., Sr. Subordinated Notes, Series B                   10.375% 10/15/2006      1,990,000
  3,200,000  National Energy Group, Inc., Sr. Notes                                      10.75%  11/1/2006      3,200,000
  6,400,000  Petroleum Heat & Power Co., Inc., Subordinated Debentures                   12.25%   2/1/2005      6,496,000
                                                                                                            -------------
                                                                                                               20,978,000
                                                                                                            -------------

             Paper & Forest Products - 2.4%
  2,400,000  APP International Finance, Guaranteed Secured Notes                         11.75%  10/1/2005      2,520,000
  5,400,000  Fonda Group, Inc., Sr. Subordinated Notes                                     9.5%   3/1/2007      5,130,000
  3,150,000  FSW International Finance Co. B.V., Guaranteed Secured Notes                 12.5%  11/1/2006      3,087,000
  4,800,000  National Fiberstock Corp., Sr. Notes Series B                              11.625%  6/15/2002      4,932,000
  2,000,000  Tembec Finance Corp., Sr. Notes                                             9.875%  9/30/2005      1,990,000
                                                                                                            -------------
                                                                                                               17,659,000
                                                                                                            -------------

             Pollution Control - 0.5%
  3,000,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                             12.75% 11/15/2005      3,345,000
                                                                                                            -------------

             Publishing & Printing - 3.4%
  2,500,000  K-III Communications Corp., Sr. Notes                                       10.25%   6/1/2004      2,643,750
  5,500,000  MDC Communications Corp., Sr. Subordinated Notes                             10.5%  12/1/2006      5,747,500
  9,200,000  Neodata Services, Inc., Sr. Notes, Series B                                  12.0%   5/1/2003      9,844,000
  3,500,000  News America Holdings, Inc., Convertible Liquid Yield
             Option Notes                                                           Zero Coupon  3/11/2013      1,557,500
    750,000  News America Holdings, Inc., Subordinated Notes                        Zero Coupon  3/31/2002        580,313
  4,150,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                             12.75%   8/1/2005      4,212,250
                                                                                                            -------------
                                                                                                               24,585,313
                                                                                                            -------------

             Retail - 0.4%
  2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                             11.5%  4/15/2003          8,438 (c)
  3,200,000  TravelCenters of America, Inc., Sr. Subordinated Notes                      10.25%   4/1/2007      3,204,000
                                                                                                            -------------
                                                                                                                3,212,438
                                                                                                            -------------

             Retail: Food - 2.1%
  3,200,000  Jitney-Jungle Stores of America, Sr. Notes                                   12.0%   3/1/2006      3,480,000
  3,750,000  Pueblo Xtra International, Inc., Sr. Notes                                    9.5%   8/1/2003      3,487,500
    750,000  Pueblo Xtra International, Inc., Sr. Notes, Series B                          9.5%   8/1/2003        691,875
  3,200,000  Ralphs Grocery Co., Sr. Notes                                               10.45%  6/15/2004      3,408,000
  2,000,000  Ralphs Grocery Co., Sr. Subordinated Notes                                   11.0%  6/15/2005      2,135,000
  2,500,000  Smith's Food & Drug Centers, Pass Through Certificates                       8.64%   7/2/2012      2,362,500
                                                                                                            -------------
                                                                                                               15,564,875
                                                                                                            -------------

             Services - 0.4%
  2,800,000  Intertek Finance plc, Sr. Subordinated Notes                                10.25%  11/1/2006      2,877,000
                                                                                                            -------------

             Telecommunications - 16.9%
  9,450,000  American Communications Services, Sr. Discount Notes                   Zero Coupon  11/1/2005      4,961,250
  6,400,000  Clearnet Communications, Inc., Sr. Discount Notes                      Zero Coupon 12/15/2005      3,968,000
  1,000,000  Comcast Cellular, Inc., Sr. Participation Redeemable Notes,
             Series B                                                               Zero Coupon   3/5/2000        737,500
  4,600,000  Comcast Cellular, Inc., Sr. Redeemable Notes                           Zero Coupon   3/5/2000      3,392,500
  8,800,000  Dobson Communications Corp., Sr. Notes                                      11.75%  4/15/2007      8,459,000
  1,060,000  GST Telecommunications, Inc., Sr. Subordinated Notes                   Zero Coupon 12/15/2005        689,000
  2,800,000  GST Telecommunications, Inc., Sr. Subordinated Notes                   Zero Coupon 12/15/2005      2,817,500
  7,400,000  GST USA, Inc., Sr. Discount Notes                                      Zero Coupon 12/15/2005      4,329,000
  8,800,000  Hyperion Telecommunications, Sr. Discount Notes, Series B              Zero Coupon  4/15/2003      4,554,000
  1,950,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Ntoes                      Zero Coupon   5/1/2003      1,189,500
  3,300,000  Intermedia Communications of Florida, Sr. Notes, Series B                    13.5%   6/1/2005      3,646,500
 10,200,000  Ionica plc, Sr. Notes                                                        13.5%  8/15/2006     10,404,000
  4,000,000  IXC Communications, Inc., Sr. Notes, Series B                                12.5%  10/1/2005      4,410,000
  6,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes                 Zero Coupon   6/1/2006      3,315,000
  8,800,000  Millicom International Cellular, Sr. Discount Notes                    Zero Coupon   6/1/2006      6,171,000
  5,600,000  NEXTEL Communications, Inc., Sr. Discount Notes                        Zero Coupon  8/15/2004      4,088,000
  3,600,000  NEXTLINK Communications LLC, Sr. Discount Notes                              12.5%  4/15/2006      3,744,000
  6,000,000  ORBCOMM Global, L.P., Sr. Notes                                              14.0%  8/15/2004      6,180,000
  6,800,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                 Zero Coupon   2/1/2005      4,590,000
    900,000  Paging Network, Inc., Sr. Subordinated Notes                                 10.0% 10/15/2008        803,250
  5,850,000  Phonetel Technologies, Inc., Sr. Notes                                       12.0% 12/15/2006      5,762,250
  6,400,000  RSL Communications Ltd., Units                                              12.25% 11/15/2006      6,448,000
  9,000,000  UNIFI Communications, Inc., Units                                           14.00%   3/1/2004      8,910,000
  5,900,000  USA Mobile Communications, Inc., Sr. Notes                                  14.00%  11/1/2004      6,018,000
  9,650,000  Viatel, Inc., Sr. Discount Notes                                       Zero Coupon  1/15/2005      6,224,250
  4,000,000  WinStar Communications, Inc., Convertible Sr. Subordinated
             Discount Notes                                                         Zero Coupon 10/15/2005      2,480,000
  9,600,000  WinStar Communications, Inc., Sr. Discount Notes                       Zero Coupon 10/15/2005      5,400,000
                                                                                                            -------------
                                                                                                              123,691,500
                                                                                                            -------------

             Textiles & Apparel - 1.3%
  5,600,000  Anvil Knitwear, Inc., Sr. Notes                                            10.875%  3/15/2007      5,460,000
  4,000,000  CMI Industries, Inc., Sr. Subordinated Notes                                  9.5%  10/1/2003      3,900,000
                                                                                                            -------------
                                                                                                                9,360,000
                                                                                                            -------------
             Total Corporate Bonds (cost $558,820,862)                                                        554,114,407
                                                                                                            -------------

             FOREIGN GOVERNMENT BONDS - 0.4% (a,e)
  3,150,000  Altos Hornos de Mexico, Bonds
             (cost $3,137,652)                                                          11.875%  4/30/2004      3,189,375
                                                                                                            -------------


    Shares
 -----------
             PREFERRED STOCKS - 12.8% (a)
  4,800,000  APP Finance II Mauritus Ltd., Preferred Stock                                                      4,536,000
     29,127  Cablevision Systems Corp., Preferred Stock                                                         2,697,888
     38,289  Cablevision Systems Corp., Redeemable Exchangeable, Preferred Stock, Series H                      3,637,455
     28,000  California Federal Bank, Noncumulative Preferred Stock                                             3,185,000
      6,000  California Federal Bank, Preferred Stock, Series B                                                   646,500
     36,000  Chancellor Radio Broadcasting, Exchangeable Preferred Stock                                        3,600,000
     60,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                    2,962,500
     34,222  Communications & Power Industries, Inc., Convertible Preferred Stock, Series B                     3,731,738
      5,150  Consolidated Hydro, Inc., Preferred Stock                                                            775,075 (b)
     45,500  Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                           0 (b,d)
    146,000  Granite Broadcasting Corp., Convertible Preferred Stock                                            6,332,750
      3,269  Granite Broadcasting Corp., Cumulative Exchangeable Preferred Stock                                2,995,221
    276,736  Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                             1,037,760
     60,000  Host Marriott Financial Trust, Convertible Preferred Stock                                         3,412,500
      2,485  ICG Communications, Inc., Preferred Stock                                                          2,355,159
        190  Intermedia Communications, Inc., Preferred Stock                                                   1,843,000
     10,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                         1,350,000
     93,000  K-III Communications Corp., Exchangeable Preferred Stock                                           2,452,875
     25,777  K-III Communications Corp., Exchangeable Preferred Stock, Series B                                 2,790,356
     40,500  K-III Communications Corp., Preferred Stock, Series D                                              4,019,625
     58,500  Network Imaging Corp., Convertible Preferred Stock, Series A                                         731,250
    104,000  NEXTLINK Communications, Inc., Preferred Stock                                                     4,836,000
      3,400  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                       3,247,000
    170,000  Petroleum Heat & Power, Preferred Stock                                                            3,740,000
    122,500  River Bank America, Preferred Stock                                                                3,001,250
     41,000  SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock                                            4,059,000
      2,145  Silgan Holdings, Inc., Payment-In-Kind Preferred Stock                                             2,305,875
     28,000  Sinclair Capital, Preferred Stock                                                                  2,814,000
      1,600  Spanish Broadcasting Systems, Payment-In-Kind Preferred Stock                                      1,400,000
     40,000  TIMET Capital Trust I, Convertible Preferred Stock                                                 1,885,000
    100,000  USX Corp. (Marathon Group), Convertible Preferred Stock                                            2,200,000
    112,000  WorldCom, Inc., Convertible Preferred Stock                                                        9,352,000
                                                                                                            -------------
             Total Preferred Stocks (cost $99,631,994)                                                         93,932,777
                                                                                                            -------------

             COMMON STOCKS & STOCK WARRANTS - 2.5% (a,b)
     11,700  American Communications Services, Stock Warrants                                                     409,500
     26,000  American Telecasting, Inc., Stock Warrants                                                            26,000
      2,400  American Telecasting, Inc., Stock Warrants                                                             2,400
    127,860  Arch Communications Group, Common Stock                                                              743,186
      2,400  Australis Holdings Pty Ltd., Stock Warrants                                                               72
     11,650  Australis Media Ltd., Stock Warrants                                                                     117
    120,000  Bell & Howell Co., Common Stock                                                                    2,835,000
     23,925  Clearnet Communications, Inc., Stock Warrants                                                         95,700
      1,890  Communications & Power Industries, Inc., Common Stock                                                283,500
      9,270  Consolidated Hydro, Inc., Stock Warrants                                                                   0 (d)
      2,453  CS Wireless Systems, Inc., Common Stock                                                                    2
     75,500  Envirotest Systems Corp., Class A Common Stock                                                       132,125
    112,013  Gaylord Container Corp., Class A Common Stock                                                        623,072
    154,623  Gaylord Container Corp., Stock Warrants                                                              889,082
     29,811  Grand Union Co., Stock Warrants                                                                          894
     14,905  Grand Union Co., Stock Warrants                                                                        2,981
     70,000  Harvard Industries, Inc., Class B Common Stock                                                        61,250
      8,400  Hyperion Telecommunications, Stock Warrants                                                          252,000
    152,000  IntelCom Group Communications, Inc., Common Stock                                                  1,596,000
     50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                        251,675
    127,000  InterCel, Inc., Common Stock                                                                       1,238,250
      4,100  Intermedia Communications of Florida, Stock Warrants                                                  82,000
     10,200  Ionica plc, Stock Warrants                                                                         1,326,000
     32,180  JPS Textiles Group, Common Stock, Class A                                                                322
     70,948  Magellan Health Services, Common Stock                                                             1,862,385
    143,834  Memorex Telex N.V., ADR, Common Stock                                                                  9,349
      3,981  Memorex Telex N.V., ADR, Stock Warrants                                                                    0
     27,200  Microcell Telecommunications, Inc., Stock Warrants                                                   340,000
     27,200  Microcell Telecommunications, Inc., Stock Warrants                                                    17,000
    268,000  MobileMedia Corp., Class A Common Stock                                                              142,375
      3,086  NEXTEL Communications, Stock Warrants                                                                     31
      1,500  NEXTEL Communications, Stock Warrants                                                                     15
     26,250  PageMart Nationwide, Inc., Common Stock                                                              131,250
    121,000  Pagemart Wireless, Inc., Class A Common Stock                                                        680,625
     27,400  Plantronics, Inc., Common Stock                                                                    1,150,800
     19,360  Protection One Alarm Monitoring, Stock Warrants                                                      106,480
     20,000  Triangle Wire & Cable, Inc., Stock Warrants                                                                0 (d)
     87,000  United International Holdings, Inc., Class A Common Stock                                            837,375
     20,100  United International Holdings, Inc., Stock Warrants                                                  100,500
    192,533  Viatel, Inc., Sr. Discount Notes                                                                   1,203,331
      4,545  Wherehouse Entertainment, Inc., Class B Stock Warrants                                                 4,545
      4,545  Wherehouse Entertainment, Inc., Class C Stock Warrants                                                    45
     26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                              199,498
     92,000  Wireless One, Inc., Common Stock                                                                     322,000
     13,800  Wireless One, Inc., Stock Warrants                                                                       138
                                                                                                            -------------
             Total Common Stocks & Stock Warrants (cost $28,867,474)                                           17,958,870
                                                                                                            -------------

             SHORT-TERM SECURITIES - 8.4% (a)
             Commercial Paper - 6.8%
  7,500,000  American Express Credit Corp.                                                5.49%   5/7/1997      7,493,138
  5,000,000  Ford Motor Credit Co.                                                        5.50%  5/16/1997      4,988,542
 16,600,000  General Electric Capital Corp.                                               5.62%   5/1/1997     16,600,000
 17,500,000  Gillette Co.                                                                 5.60%   5/1/1997     17,500,000
  3,000,000  Sheffield Receivables Corp.                                                  5.25%  11/1/1996      2,993,063
                                                                                                            -------------
                                                                                                               49,574,743
                                                                                                            -------------

             U.S. Government Agency - 1.6%
  2,000,000  Federal Home Loan Mortgage, Discount Notes                                   5.38%  5/14/1997      1,996,114
  5,000,000  Federal Home Loan Mortgage, Discount Notes                                   5.35%   5/2/1997      4,999,257
  5,000,000  Federal Home Loan Mortgage, Discount Notes                                   5.34%  5/12/1997      4,991,842
                                                                                                            -------------
                                                                                                               11,987,213
                                                                                                            -------------
             Total Short-Term Securities (at amortized cost)                                                   61,561,956
                                                                                                            -------------
             Total Investments (cost $752,019,938)                                                           $730,757,385 (f)
                                                                                                            =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran
    Brotherhood High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through
    April 30, 1997, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 1997:



                                                                          Aquisition
                    Security                                                 Date        Cost
                   ------------                                         ------------ ------------
Consolidated Hydro, Inc., Stock Warrants                                   2/8/1994      $22,776
Grand Union Holdings Corp., Cumulative Preferred Stock, Series A          6/14/1993    5,218,975
Triangle Wire & Cable, Inc., Stock Warrants                                1/3/1992        1,998

(e) Denominated in U.S. Dollars.

(f) At April 30, 1997, the aggregate cost of securities for federal tax purposes was $752,019,938 and the net unrealized depreciation of investments based on that cost was $21,262,553 which is comprised of
    $29,737,529 aggregate gross unrealized appreciation and $51,000,082 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
April 30, 1997
(unaudited)

    Principal                                                                                     Maturity
     Amount                                                                           Rate          Date          Value
  ------------                                                                      --------    -----------  -----------
               CORPORATE BONDS - 37.0% (a)
               Automotive - 0.6%
   $5,000,000  Ford Motor Credit Co., Notes                                           6.375%     10/6/2000    $4,925,910
                                                                                                           -------------

               Bank & Finance - 17.7%
    3,500,000  Aon Capital Trust A                                                    8.205%      1/1/2027     3,497,442
    7,500,000  Associates Corp. of North America, Notes                               6.625%     5/15/1998     7,524,968
   14,000,000  Associates Corp. of North America, Sr. Notes                           9.125%      4/1/2000    14,855,386
    4,000,000  Banc One Corp., Subordinated Debentures                                  8.0%     4/29/2027     3,989,400
    2,000,000  Chase Manhattan Corp., Subordinated Notes                              9.375%      7/1/2001     2,174,684
    3,000,000  Chase Manhattan Corp., Subordinated Notes                             10.375%     3/15/1999     3,195,168
    7,000,000  Chemical New York Corp., Debentures                                     9.75%     6/15/1999     7,422,002
    5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A3               6.91%     5/25/2007     5,010,500
    5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A4               7.15%     5/25/2010     5,017,250
    2,000,000  Delphi Funding, LLC, Capital Securities, Series A                       9.31%     3/25/2027     2,019,880
   13,000,000  Equitable Life Assurance Society of the United States,
               Surplus Notes                                                           6.95%     12/1/2005    12,572,014
   15,500,000  General Electric Capital Corp., Debentures                              8.85%      4/1/2005    17,170,342
   10,000,000  Mellon Capital I, Capital Trust Preferred Securities                    7.72%     12/1/2026     9,489,210
    9,000,000  Metropolitan Life Insurance Co., Surplus Notes                           7.7%     11/1/2015     8,766,828
    5,000,000  National Westminster Bank plc, Subordinated Notes                       9.45%      5/1/2001     5,439,915
    8,000,000  New York Life Insurance Co., Surplus Notes                               6.4%    12/15/2003     7,680,328
    8,000,000  Prudential Insurance Co., Surplus Notes                                  8.3%      7/1/2025     7,946,840
    5,500,000  Riggs Capital Trust II, Trust Preferred Securities, Series C           8.875%     3/15/2027     5,407,050
    5,000,000  Riggs Capital Trust, Capital Trust Preferred Securities, Series        8.625%    12/31/2026     4,835,990
    6,000,000  Societe-Generale- New York, Subordinated Notes                           7.4%      6/1/2006     5,971,488
    7,000,000  Societe-Generale- New York, Subordinated Notes                         9.875%     7/15/2003     7,900,102
    7,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                 7.73%     12/1/2026     6,565,650
                                                                                                           -------------
                                                                                                             154,452,437
                                                                                                           -------------

               Broadcasting - 2.0%
    4,000,000  Continental Cablevision, Inc., Sr. Debentures                          8.875%     9/15/2005     4,353,244
   10,000,000  TCI Communications, Inc., Sr. Notes                                   10.125%      8/1/2001    10,886,030
    2,500,000  TCI Communications, Inc., Sr. Notes                                     8.65%     9/15/2004     2,594,640
                                                                                                           -------------
                                                                                                              17,833,914
                                                                                                           -------------

               Computers & Office Equipment - 0.6%
    6,000,000  International Business Machines Corp., Debentures                      7.125%     12/1/2096     5,468,220
                                                                                                           -------------

               Electric Utilities - 2.2%
    4,000,000  ComEd Financing II Capital Securities                                    8.5%     1/15/2027     3,916,000
    4,000,000  Commonwealth Edison Co., Notes                                         7.625%     1/15/2007     3,963,220
    4,099,000  DQU Funding Corp., Collateralized Lease Obligation Bonds                7.23%     12/1/1999     4,122,934
    7,000,000  Empresa Electrica Pehuienche S.A., Notes                                 7.3%      5/1/2003     6,963,187
                                                                                                           -------------
                                                                                                              18,965,341
                                                                                                           -------------

               Electronics -  0.2%
    2,000,000  Motorola, Inc., Convertible Liquid Yield Option Notes            Zero Coupon      9/27/2013     1,495,000
                                                                                                           -------------

               Hospital Management - 0.6%
    5,000,000  Allegiance Corp., Debentures                                             7.8%    10/15/2016     4,970,665
                                                                                                           -------------

               Household Products - 1.8%
    4,000,000  First Brands Corp., Sr. Notes                                           7.25%      3/1/2007     3,937,560
   10,000,000  Procter & Gamble, Guaranteed ESOP Debentures                            9.36%      1/1/2021    11,825,770
                                                                                                           -------------
                                                                                                              15,763,330
                                                                                                           -------------

               Leisure & Entertainment - 1.1%
    5,000,000  Time Warner, Inc., Debentures                                          9.125%     1/15/2013     5,388,365
    4,000,000  Time Warner, Inc., Notes                                                7.75%     6/15/2005     4,021,768
                                                                                                           -------------
                                                                                                               9,410,133
                                                                                                           -------------

               Natural Gas - 1.2%
   11,000,000  Columbia Gas Systems, Inc., Series A Notes                              6.39%    11/28/2000    10,809,469
                                                                                                           -------------

               Petroleum - 1.8%
    1,500,000  Baker Hughes, Inc., Convertible Liquid Yield Option Notes         Zero Coupon      5/5/2008     1,141,875
    5,859,203  Mobil Oil Corp., ESOP Sinking Fund Debentures                           9.17%     2/29/2000     6,097,408
    4,000,000  Petroliam Nasional BHD, Notes                                           7.75%     8/15/2015     4,018,720
    5,000,000  Phillips 66 Capital Trust II                                             8.0%     1/15/2037     4,870,685
                                                                                                           -------------
                                                                                                              16,128,688
                                                                                                           -------------

               Pollution Control - 0.2%
    2,000,000  USA Waste Services, Inc., Convertible Subordinated Notes                 4.0%      2/1/2002     1,985,000
                                                                                                           -------------

               Publishing & Printing - 0.1%
    1,000,000  Omnicom Group, Inc., Convertible Subordinated Debentures                4.25%      1/3/2007     1,096,250
                                                                                                           -------------

               Retail - 3.8%
   10,000,000  Dayton Hudson Corp., Notes                                               6.4%     2/15/2003     9,663,420
    1,000,000  Kroger Co. (The), Sr. Notes                                             8.15%     7/15/2006     1,030,398
    4,000,000  Penney (J.C.) Co. Inc., Notes                                           6.95%      4/1/2000     4,017,492
    4,000,000  Safeway, Inc., Sr. Subordinated Debentures                             9.875%     3/15/2007     4,671,576
    4,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes                       6.56%    11/20/2003     3,876,748
   10,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes, Series II            6.86%      7/3/2001     9,968,320
                                                                                                           -------------
                                                                                                              33,227,954
                                                                                                           -------------

               Telephone - 2.3%
    4,000,000  New York Telephone Co., Debentures                                     9.375%     7/15/2031     4,391,548
    6,000,000  US West Capital Funding, Inc., Debentures                                7.9%      2/1/2027     5,917,326
   10,000,000  US West Capital Funding, Inc., Notes                                    6.85%     1/15/2002     9,907,190
                                                                                                           -------------
                                                                                                              20,216,064
                                                                                                           -------------

               Textiles & Apparel - 0.8%
    7,000,000  Levi Strauss & Co., Notes                                                6.8%     11/1/2003     6,883,457
                                                                                                           -------------
               Total Corporate Bonds (cost $328,266,064)                                                     323,631,832
                                                                                                           -------------

               FOREIGN GOVERNMENT BONDS - 4.9% (a,c)
    2,000,000  African Development Bank, Subordinated Notes                           6.875%    10/15/2015     1,895,128
    7,000,000  British Columbia Hydro & Power, Debentures                              12.5%      9/1/2013     7,797,433
    5,500,000  Korea Electric Power Corp., Debentures                                  7.75%      4/1/2013     5,489,429
    2,500,000  Korea Electric Power Corp., Debentures                                  6.38%     12/1/2003     2,373,305
    8,000,000  Korean Development Bank, Unsecured Bonds                                7.25%     5/15/2006     7,880,488
    7,500,000  Ontario Province, Canada, Debentures                                   11.75%     4/25/2013     8,238,825
    4,500,000  Ontario Province, Canada, Sr. Bonds                                    7.375%     1/27/2003     4,607,321
    6,000,000  Republic Of Poland, Unsecured Bonds                                      4.0%    10/27/2014     4,897,500
                                                                                                           -------------
               Total Foreign Government Bonds (cost $45,153,341)                                              43,179,429
                                                                                                           -------------

               ASSET-BACKED SECURITIES - 11.7% (a)
   19,000,000  Chase Manhattan Credit Card, Series 1996-4, Class A                     6.73%     2/15/2002    19,131,290
    4,515,671  Chase Manhattan Grantor Trust, Series 1996-B-A                          6.61%     9/15/2002     4,541,591
    5,000,000  CS First Boston Mortgage Security Corp., 1996-2 Class A4                6.62%     9/25/2009     4,890,625
   20,000,000  Deutsche Floorplan Receivables Master Trust, Series 1994-1-A            5.58%     2/15/2001    20,065,400 (b)
   10,000,000  Discover Card Master Trust I, Series 1996-3-A                           6.05%     8/18/2008     9,345,500
   13,000,000  Standard Credit Master Trust 1, Credit Card Participation
               Certificates, Series 1995-9-A                                           6.55%     10/7/2007    12,599,340
   15,000,000  World Financial Network Credit Card Master Trust,
               Series 1996-B                                                           6.95%     4/15/2006    15,098,850
   17,000,000  World Omni Automobile Lease Securitization Trust,
               Series 1997-A, Class A4                                                  6.9%     6/25/2003    17,098,260
                                                                                                           -------------
               Total Asset-Backed Securities (cost $103,329,943)                                             102,770,856
                                                                                                           -------------
               MORTGAGE-BACKED SECURITIES - 14.4% (a)
   11,330,644  Federal Home Loan Mortgage Corp., Participation Certificates             6.0%      3/1/2011    10,820,300
   14,329,463  Federal Home Loan Mortgage Corp., Participation Certificates             6.0%      4/1/2011    13,684,050
   60,000,000  Federal National Mortgage Association, Participation Certificat          7.5%      2/1/2027    59,381,250 (d)
   45,000,000  Government National Mortgage Association, Modified Pass
               Through Certificates                                                     6.5%    12/15/2026    42,300,000 (d)
                                                                                                           -------------
               Total Mortgage-Backed Securities (cost $125,397,789)                                          126,185,600
                                                                                                           -------------

               U.S. GOVERNMENT - 12.9% (a)
   66,000,000  U.S. Treasury Bonds                                            6.5 - 13.125%   2001 - 2026     81,551,536 (e)
   30,000,000  U.S. Treasury Notes                                            6.25 - 7.875%   2001 - 2007     31,082,494
                                                                                                           -------------
               Total U.S. Government (cost $115,796,094)                                                     112,634,030
                                                                                                           -------------

       Shares
      --------
               COMMON STOCKS - 0.2% (a)
       10,000  CarrAmerica Realty Corp., Common Stock                                                            278,750
       12,500  Cresent Real Estate Equities, Common Stock                                                        328,125
       10,000  First Industrial Realty Trust, Common Stock                                                       295,000
        7,500  Highwoods Properties, Inc., Common Stock                                                          233,438
       12,500  Simon Debartolo Group, Inc., Common Stock                                                         357,812
       10,000  Spieker Properties, Inc., Common Stock                                                            348,750
                                                                                                           -------------
               Total Common Stocks (cost $1,878,556)                                                           1,841,875
                                                                                                           -------------

               PREFERRED STOCKS - 1.5% (a)
       20,000  AirTouch Communications, Inc., Convertible Preferred Stock                                        910,000
       15,000  McKesson Financing Trust, Convertible Preferred Stock                                             858,750
       80,000  National Australia Banks, Preferred Stock                                                       2,120,000
        5,000  Rouse Company, Preferred Stock                                                                    226,875
       17,500  Security Capital Industrial Trust, Preferred Stock                                                457,188
       17,500  Security Capital Pacific, Preferred Stock                                                         531,563
      150,000  SI Financing Trust I, Preferred Stock                                                           3,900,000
      100,000  TransCanada Pipelines Ltd., Preferred Stock                                                     2,537,500
       20,000  Unocal Capital Trust, Preferred Stock                                                           1,130,000
                                                                                                           -------------
               Total Preferred Stocks (cost $12,470,646)                                                      12,671,876
                                                                                                           -------------


               SHORT-TERM SECURITIES - 17.4% (a)
               Commercial Paper - 12.3%
   20,000,000  Barclay's U.S. Funding Corp.                                            5.51%     5/19/1997    19,944,900
   12,647,000  Corporate Asset Funding Co., Inc.                                       5.53%      6/5/1997    12,579,005
    6,600,000  CXC Inc.                                                                5.58%     6/11/1997     6,558,057
    6,400,000  Great Lakes Chemical Corp.                                               5.5%     5/12/1997     6,389,244
   24,500,000  Koch Industries, Inc.                                                    5.6%      5/1/1997    24,500,000
   10,000,000  Nationsbank, N.A. (South)                                               5.53%      5/5/1997     9,993,855
   20,056,000  Harvard University                                                      5.48%      5/8/1997    20,034,629
    8,000,000  Sheffield Receivables Corp.                                             5.53%     5/13/1997     7,985,253
                                                                                                           -------------
                                                                                                             107,984,943
                                                                                                           -------------

               U.S. Government Agency - 5.1%
   10,000,000  Federal Home Loan Mortgage Corp.                                        5.35%      5/6/1997     9,992,569
    1,400,000  Federal Home Loan Mortgage Corp.                                        5.35%      5/6/1997     1,398,960
    7,500,000  Federal Home Loan Mortgage Corp.                                        5.42%      5/6/1997     7,494,354
   15,100,000  Federal Home Loan Mortgage, Discount Notes                               5.4%      5/1/1997    15,100,000
   10,000,000  Federal Home Loan Mortgage, Discount Notes                              5.37%     5/22/1997     9,968,675
                                                                                                           -------------
                                                                                                              43,954,558
                                                                                                           -------------
               Total Short-Term Securities (at amortized cost)                                               151,939,501
                                                                                                           -------------
               Total Investments (cost $884,231,934)                                                        $874,854,999 (f)
                                                                                                           =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the
    Lutheran Brotherhood Income Fund.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) Denotes securities pledged as initial margin on the following financial futures contracts as of April 30, 1997:


                                                                      Notional
               Number of                                 Market      Principal    Unrealized
Type           Contracts     Expiration    Position      Value         Amount        Loss
-------        ---------     ----------    --------    ----------    ---------   -----------
S&P 500            6         June, 1997     Short     $2,408,400     $2,316,875   $(91,525)

(f) At April 30, 1997, the aggregate cost of securities for federal income tax purposes was
    $884,231,934 and the net unrealized depreciation of investments based on that cost was
    $9,376,935 which is comprised of $4,003,665 aggregate gross unrealized appreciation and
    $13,380,600 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
April  30, 1997
(unaudited)

   Principal                                                                                         Maturity
    Amount                                                                                Rate         Date           Value
--------------                                                                        -------------  ----------  ------------
LONG-TERM MUNICIPAL SECURITIES - 98.9% (a)

                 Alabama - 0.8%
    $3,000,000   City of Mobile, Alabama, General Obligation Refunding
                 Warrants, Series 1996, Insured by AMBAC                                     5.0%   2/15/2016      $2,762,790
     2,000,000   Huntsville, Alabama, General Obligation Warrants, Series B                7.875%    8/1/2012       2,058,800 (b)
                                                                                                               --------------
                                                                                                                    4,821,590
                                                                                                               --------------

                 Arizona - 1.3%
     1,700,000   Pima County, Arizona (Catalina Foothills Unified School District
                 #16), Unlimited Tax General Obligation Bonds, Series A,
                 Insured by MBIA                                                             8.9%    7/1/2005       2,138,107
     1,000,000   Pinal County, Arizona, Unified School District No. 43,
                 (Apache Junction), School Improvement Bonds, Series 1996-A,
                 Insured by FGIC                                                             5.8%    7/1/2011       1,032,260
     2,500,000   Salt River Project, Arizona, Electric System, Revenue Bonds,
                 Series 1992-C                                                               6.0%    1/1/2016       2,546,350
     1,500,000   Tucson, Arizona, Unlimited Tax General Obligation Refunding
                 Bonds, Insured by FGIC                                                      6.1%    7/1/2012       1,563,315
                                                                                                               --------------
                                                                                                                    7,280,032
                                                                                                               --------------

                 Arkansas - 1.2%
     1,340,000   Arkansas Development Finance Authority, Correctional
                 Facilities Construction Revenue Bonds, Insured by MBIA                    7.125%  11/15/2010       1,455,803
     1,000,000   Arkansas Housing Development Agency, Single Family
                 Mortgage Bonds, Series A                                                  8.375%    7/1/2010       1,185,560 (b)
     3,000,000   City of Jonesboro, Arkansas, Residential Housing and Health
                 Care Facilities Board, Hospital Revenue Refunding &
                 Construction Bonds, (St. Bernards Regional Medical Center),
                 Series 1996-B, Insured by AMBAC                                             5.8%    7/1/2011       3,079,080
       875,000   Pope County, Arkansas, Pollution Control Revenue Refunding
                 Bonds, Series 1994 (Arkansas Power and Light Company Project),
                 Insured by FSA                                                              6.3%   12/1/2016         921,235
                                                                                                               --------------
                                                                                                                    6,641,678
                                                                                                               --------------

                 California - 11.3%
     2,500,000   Alameda, California, Unified School District, Alameda County,
                 Crossover Refunding Bonds, Series A, Insured by AMBAC                       6.1%    7/1/2013       2,583,050
     3,450,000   Anaheim, California, Public Financing Authority, Lease
                 Revenue Bonds, (Anaheim Public Improvements Project),
                 1997 Series A                                                               6.0%    9/1/2024       3,601,938
     2,500,000   Bakersfield, California, Certificates of Participation (Convention
                 Center Expansion - Arena Project, 1997)                                     5.8%    4/1/2017       2,499,825
     3,000,000   California Educational Facilities Authority (Stanford Unversity),
                 Revenue Refunding Bonds, Series M                                          5.25%   12/1/2026       2,791,800
     4,400,000   California State Department of Water Resources (Central Valley
                 Project), Water System Revenue Bonds, Series H                              6.9%   12/1/2025       4,750,592 (b)
     3,000,000   California State Public Works Board, Department of Corrections,
                 Lease Revenue Bonds, State Prison, Series A                                 7.4%    9/1/2010       3,532,980
     6,285,000   California State, Unlimited Tax General Obligation Bonds,
                 Insured by MBIA                                                             6.0%    8/1/2016       6,382,229
     1,000,000   California State, Unlimited Tax General Obligation Bonds,
                 Veteran's Series AT                                                         9.5%    2/1/2010       1,376,230
     2,000,000   California State, Various Purpose General Obligation Bonds,
                 Insured by AMBAC                                                            6.3%    9/1/2010       2,193,200
     1,400,000   Central Valley Financing Authority, California, Cogeneration
                 Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993                6.0%    7/1/2009       1,416,044
     3,135,000   County of Orange, California, 1996 Recovery Certificates of
                 Participation, Series A, Insured by MBIA                                    5.8%    7/1/2016       3,131,113
     1,900,000   El Cajon, California, Redevelopment Agency Tax Allocation
                 Refunding Bonds (El Cajon Redevelopment Project),
                 Insured by AMBAC                                                            6.6%   10/1/2022       2,035,280
     2,000,000   Los Angeles County, California, Transportation Commission
                 Sales Tax Revenue Bonds, Proposition C, Series A, Insured
                 by MBIA                                                                    6.25%    7/1/2013       2,089,960
     2,000,000   Metropolitan Water District of Southern California, Unlimited
                 Tax General Obligation Bonds, Series G                                    6.625%    3/1/2009       2,081,120 (b)
     1,000,000   Rio Linda, California, Union School District, Series 1992-A,
                 Insured by AMBAC                                                            7.4%    8/1/2010       1,134,670
     2,815,000   Riverside County Transportation Commission, California, Sales
                 Tax Revenue Capital Appreciation Bonds, Insured by MBIA              Zero Coupon    6/1/2004       1,974,216
     1,000,000   Sacramento Cogeneration Authority, Cogeneration Project
                 Revenue Bonds, (Procter & Gamble Project), 1995 Series                    6.375%    7/1/2010       1,031,940
     2,000,000   Sacramento, California, Municipal Utility District, Electric
                 Revenue Bonds, Series Y, Insured by MBIA                                   6.75%    9/1/2009       2,172,360
     1,500,000   San Francisco Bay Area Rapid Transit District, California,
                 Sales Tax Revenue Refunding Bonds, Series 1990,
                 Insured by MBIA                                                            6.75%    7/1/2010       1,707,075
    15,000,000   San Joaquin Hills Transportation Corridor Agency,
                 California, Sr. Lien Convertible Toll Revenue Bonds                  Zero Coupon    1/1/2013      12,399,900
     1,500,000   State of California, General Obligation Bonds                               7.0%    8/1/2006       1,711,290
     2,490,000   University of California Revenue Bonds, Multiple Purpose
                 Projects, Series 1989-B, Insured by AMBAC                                  11.0%    9/1/1998       2,709,294
                                                                                                               --------------
                                                                                                                   65,306,106
                                                                                                               --------------

                 Colorado - 5.2%
     1,000,000   Colorado Housing & Finance Authority, Single Family Program,
                 Revenue Bonds                                                               7.0%   11/1/2016       1,074,070
       655,000   Colorado Housing & Finance Authority, Single Family Residential
                 Housing Revenue Bonds, Series 1987-B                                        9.0%    9/1/2017         675,377
     3,100,000   Colorado Springs, Colorado, Utilities System Refunding
                 Bonds, Series 1991-B                                                        7.0%  11/15/2021       3,424,539 (b)
     1,945,000   Colorado State Colleges Board, Western State College,
                 Housing & Student Fee Revenue Bonds, Series 1992, Insured
                 by Connie Lee                                                             6.625%    5/1/2015       2,122,442 (b)
     1,195,000   Colorado Water Resources Power Development Authority,
                 Clean Water Revenue Bonds, Series A, Insured by FSA                        6.25%    9/1/2013       1,244,700
     3,350,000   Douglas County, Colorado, School District No. 1, General
                 Obligation Bonds                                                            6.5%  12/15/2016       3,687,647 (b)
       150,000   Douglas County, Colorado, School District No. 1, General
                 Obligation Bonds                                                            6.5%  12/15/2016         162,444
     1,000,000   Eagle, Garfield, and Routt Counties, Colorado, Eagle County
                 School District No. RE50J, General Obligation Bonds,
                 Series 1994, Insured by FGIC                                                6.3%   12/1/2012       1,071,940
     1,890,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                 General Obligation Bonds, Insured by MBIA                            Zero Coupon    6/1/2008       1,059,062
     1,885,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                 General Obligation Bonds, Insured by MBIA                            Zero Coupon   12/1/2008       1,023,197
     1,890,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                 General Obligation Bonds, Insured by MBIA                            Zero Coupon    6/1/2007       1,115,932
     3,000,000   Larimer County, Colorado, School District No. R-2, Poudre Valley
                 Unlimited Tax General Obligation Bonds, Insured by MBIA                     7.0%  12/15/2016       3,580,080
     4,485,000   Regional Transportation District, Colorado, Sales Tax
                 Revenue Refunding & Improvement Bonds, Series 1992,
                 Insured by FGIC                                                            6.25%   11/1/2012       4,697,454
     2,500,000   St. Vrain Valley School District, Boulder, Larimer & Weld
                 Counties, Colorado, General Obligation Refunding &
                 Improvement Bonds, Series 1990-A, Insured by MBIA                    Zero Coupon  12/15/2003       1,788,550
     5,000,000   St. Vrain Valley School District, Boulder, Larimer & Weld
                 Counties, Colorado, General Obligation Refunding &
                 Improvement Bonds, Series 1990-A, Insured by MBIA                    Zero Coupon  12/15/2004       3,400,450
                                                                                                               --------------
                                                                                                                   30,127,884
                                                                                                               --------------

                 Connecticut - 0.8%
     4,000,000   Connecticut Special Tax Obligation, Transportation Infrastructure
                 Revenue Bonds, Series B                                                     6.5%   10/1/2010       4,456,200
                                                                                                               --------------
                 Florida - 3.3%
    13,845,000   Broward County, Florida, Housing Finance Authority, Home
                 Mortgage Revenue Bonds, 1983 Series A                                Zero Coupon    4/1/2014       2,444,473
     1,000,000   Florida State Board of Education, Public Education Capital Outlay
                 General Obligation Bonds, Series B-1                                      7.875%    6/1/2019       1,058,850 (b)
     3,500,000   Florida State Board of Education, Public Education Capital Outlay,
                 General Obligation Bonds, Series B                                        5.875%    6/1/2020       3,530,380
     2,000,000   Florida State Correctional Facilities, Certificates of Participation,
                 Polk County Project                                                         5.0%    8/1/2017       1,821,760
     5,750,000   Florida State Turnpike Authority, Turnpike Revenue Refunding
                 Bonds, (Department of Transportation), Series A,
                 Insured by FGIC                                                             5.0%    7/1/2019       5,146,940
     3,200,000   Hillsborough County, Florida, Industrial Development Authority
                 (Weyerhaeuser Company, Inc.), Industrial Development
                 Revenue Bonds, Series 1983                                                 9.25%    6/1/2008       3,243,392
     1,705,000   Hillsborough County, Florida, Industrial Development Authority,
                 Florida (Tampa Electric Project), Pollution Control Revenue
                 Bonds, Series 1991                                                        7.875%    8/1/2021       1,941,313
                                                                                                               --------------
                                                                                                                   19,187,108
                                                                                                               --------------

                 Georgia - 2.8%
     1,500,000   Brunswick, Georgia, Water & Sewer Revenue Refunding &
                 Improvement Bonds, Series A, Insured by MBIA                                6.1%   10/1/2019       1,579,185
     2,000,000   Brunswick, Georgia, Water & Sewer Revenue Refunding &
                 Improvement Bonds, Series 1992, Insured by MBIA                             6.0%   10/1/2011       2,135,520
     5,000,000   Cherokee County, Georgia, Water & Sewer Revenue Refunding &
                 Improvement Bonds, Insured by MBIA                                          5.5%    8/1/2018       4,956,250
     2,000,000   Georgia State, Unlimited Tax General Obligation Bonds,
                 Series 1994-B                                                              5.65%    3/1/2012       2,064,840
     3,500,000   Georgia State, Unlimited Tax General Obligation Bonds,
                 Series 1994-D                                                               5.0%    8/1/2012       3,380,195
     1,000,000   Georgia State, Unlimited Tax General Obligation Bonds, Series B             6.3%    3/1/2009       1,097,070
     1,000,000   Georgia State, Unlimited Tax General Obligation Bonds, Series B             6.3%    3/1/2010       1,097,980
                                                                                                               --------------
                                                                                                                   16,311,040
                                                                                                               --------------

                 Idaho - 0.5%
     3,115,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                 Series 1991, Insured by MBIA                                         Zero Coupon    4/1/2010       1,566,066
     1,000,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                 Series 1991, Insured by MBIA                                         Zero Coupon    4/1/2007         598,490
     2,000,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                 Series 1991, Insured by MBIA                                         Zero Coupon    4/1/2011         934,160
                                                                                                               --------------
                                                                                                                    3,098,716
                                                                                                               --------------

                 Illinois - 1.2%
     1,000,000   City of Alton, Madison County, Illinois, Hospital Facility
                 Revenue Refunding Bonds, Series 1996, (Saint Anthony's
                 Health Center)                                                              6.0%    9/1/2014         950,350
     2,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds,
                 Lutheran General Health, Insured by FSA                                     6.0%    4/1/2018       2,026,120
       937,000   Illinois Health Facilities Authority (Community Provider Pooled
                 Loan Program), Revenue Bonds, Series 1988-B, Insured
                 by MBIA                                                                     7.9%   8/15/2003         955,215 (b)
       170,000   Illinois Health Facilities Authority (Community Provider
                 Pooled Loan Program), Revenue Bonds, Series 1988-B,
                 Insured by MBIA                                                             7.9%   8/15/2003         192,160 (b)
    10,000,000   Metropolitan Pier & Exposition Authority, Illinois, McCormick
                 Place Expansion Project, Refunding Bonds, Series 1996-A              Zero Coupon   6/15/2018       2,847,200
                                                                                                               --------------
                                                                                                                    6,971,045
                                                                                                               --------------

                 Indiana - 0.6%
     2,450,000   Indiana Municipal Power Agency, Power Supply System
                 Revenue Bonds, Series A, Insured by MBIA                                    5.5%    1/1/2023       2,308,709
     1,100,000   Indianapolis Airport Authority Refunding Revenue Bonds,
                 Series 1996-A, Insured by FGIC                                              5.6%    7/1/2015       1,071,796
                                                                                                               --------------
                                                                                                                    3,380,505
                                                                                                               --------------

                 Iowa - 0.4%
     2,000,000   Iowa Finance Authority, Iowa State Revolving Fund Revenue
                 Bonds, Combined Series 1994                                                6.25%    5/1/2024       2,073,680
                                                                                                               --------------

                 Kansas - 1.8%
     8,000,000   Kansas City, Kansas, Utility System Refunding and Improvement
                 Revenue Bonds, Series 1994, Insured by FGIC                               6.375%    9/1/2023       8,450,640
     1,255,000   Kansas City, Kansas, Utility System, Capital Appreciation
                 Refunding & Improvement Revenue Bonds, Insured by
                 AMBAC                                                                Zero Coupon    3/1/2007         745,031 (b)
       920,000   Kansas City, Kansas, Utility System, Capital Appreciation
                 Refunding & Improvement Revenue Bonds, Insured by
                 AMBAC                                                                Zero Coupon    3/1/2007         554,052
       600,000   Kansas Development Finance Authority, Health Facilities
                 Revenue Bonds, (Stormont- Vail Healthcare, Inc.),
                 Series F, Insured by MBIA                                                   5.8%  11/15/2016         600,852
                                                                                                               --------------
                                                                                                                   10,350,575
                                                                                                               --------------

                 Kentucky - 0.8%
     1,000,000   Kentucky Development Finance Authority, Refunding and
                 Improvement Revenue Bonds (Ashland Hospital, Kings
                 Daughter Project)                                                          9.75%    8/1/2005       1,048,810
       750,000   Kentucky Turnpike Authority, Economic Development Road
                 Revenue and Revenue Refunding Bonds, Series 1993,
                 Insured by AMBAC                                                            5.5%    7/1/2009         759,225
     5,345,000   Kentucky Turnpike Authority, Economic Development Road
                 Revenue Bonds, Insured by FGIC                                       Zero Coupon    1/1/2010       2,650,425
                                                                                                               --------------
                                                                                                                    4,458,460
                                                                                                               --------------

                 Louisiana - 1.1%
     6,500,000   New Orleans, Louisiana, General Obligation Bonds, Series 1991,
                 Insured by AMBAC                                                     Zero Coupon    9/1/2012       2,739,165
     3,000,000   Orleans Parish School Board #87, Louisiana, Insured by MBIA                8.95%    2/1/2008       3,873,150 (b)
                                                                                                               --------------
                                                                                                                    6,612,315
                                                                                                               --------------

                 Maine - 0.3%
     1,250,000   Maine Health & Higher Education Facilities Authority, Revenue
                 Bonds, Series 1994, Insured by FSA                                          7.0%    7/1/2024       1,368,725
       350,000   Regional Waste Systems, Inc., Maine, Solid Waste Resource
                 Recovery System Revenue Bonds, Series A-C                                  7.95%    7/1/2010         375,092
                                                                                                               --------------
                                                                                                                    1,743,817
                                                                                                               --------------

                 Maryland - 1.4%
     2,000,000   Maryland Health & Higher Education Authority, Union
                 Hospital of Cecil County Revenue Bonds, Series 1992                         6.7%    7/1/2022       2,059,180
     4,500,000   Morgan State University, Maryland, Academic Fee and
                 Auxiliary Facilities Fees Revenue Refunding Bonds,
                 Series 1993, Insured by MBIA                                               6.05%    7/1/2015       4,765,545
     1,000,000   Prince George's County, Maryland, Dimensions Health Corp.,
                 Hospital Revenue Bonds, Series 1992                                         7.0%    7/1/2022       1,112,570 (b)
                                                                                                               --------------
                                                                                                                    7,937,295
                                                                                                               --------------

                 Massachusetts - 2.3%
     2,000,000   Commonwealth of Massachusetts, General Obligation Refunding
                 Bonds, Series B                                                             6.5%    8/1/2008       2,213,580
     1,800,000   Commonwealth of Massachusetts, Limited Tax General Obligation
                 Bonds, Construction Loan, Series C                                        7.375%   12/1/2008       1,922,562 (b)
     1,500,000   Massachusetts Health and Education Facilities Authority (Newton -
                 Wellesley Hospital) Revenue Bonds, Series C                                 8.0%    7/1/2018       1,593,855 (b)
     2,500,000   Massachusetts Health and Education Facilities Authority, Revenue
                 Bonds, Daughters of Charity National Health System,
                 The Carney Hospital, Series D                                               6.1%    7/1/2014       2,559,575
     1,500,000   Massachusetts Health & Education Facilities Authority,
                 Revenue Bonds, Series F                                                     6.5%    7/1/2012       1,597,440
     3,000,000   Plymouth County, Massachusetts, Correctional Facility Certificates
                 of Participation Bonds                                                      7.0%    4/1/2012       3,270,150
                                                                                                               --------------
                                                                                                                   13,157,162
                                                                                                               --------------

                 Michigan - 3.0%
     2,000,000   Economic Development Corporation of the County of St. Clair,
                 Michigan, Pollution Control Revenue Refunding Bonds
                 (Detroit Edison Company Project), Series 1993-AA,
                 Insured by AMBAC                                                            6.4%    8/1/2024       2,126,760
     1,400,000   Kent County, Michigan, Limited Tax General Obligation Refuse
                 Disposal System Refunding Bonds                                             8.3%   11/1/2007       1,460,074
     1,500,000   Livonia Public Schools, County of Wayne, Michigan, 1992
                 School Building and Site Bonds, Series II (Unlimited Tax
                 General Obligation), Insured by FGIC                                 Zero Coupon    5/1/2009         783,600
     2,460,000   Michigan Municipal Bond Authority, Government Loan Revenue
                 Refunding Bonds, Series A, Insured by FGIC                           Zero Coupon   12/1/2005       1,572,358
       390,000   Michigan State Hospital Finance Authority, Hospital Revenue
                 and Refunding Bonds, (Detroit Medical Center Obligated
                 Group), Series 1988-A                                                     8.125%   8/15/2012         416,458 (b)
       110,000   Michigan State Hospital Finance Authority, Hospital Revenue
                 and Refunding Bonds, (Detroit Medical Center Obligated
                 Group), Series 1988-A                                                     8.125%   8/15/2012         115,331
     3,000,000   Michigan State Hospital Finance Authority, Revenue Refunding
                 Bonds, (Sisters of Mercy Health Corp.), Insured by MBIA                   5.375%   8/15/2014       2,922,360
     3,320,000   Sault St. Marie Chippewa Indians Housing Authority,
                 Health Facilities Revenue Bonds, (Tribal Health & Human
                 Services Center Project), Series 1992                                      7.75%    9/1/2012       3,393,638
     1,000,000   Vicksburg, Michigan, Community Schools, Qualified School
                 General Obligation Bonds, Kalamazoo & St. Joseph Counties,
                 Insured by MBIA                                                             7.0%    5/1/2007       1,097,460 (b)
     1,860,000   West Ottawa, Michigan, Public School District, Unlimited Tax
                 General Obligation Bonds, Insured by MBIA                            Zero Coupon    5/1/2005       1,237,123
     3,455,000   West Ottawa, Michigan, Public School District, Unlimited Tax
                 General Obligation Bonds, Insured by MBIA                            Zero Coupon    5/1/2004       2,426,585
                                                                                                               --------------
                                                                                                                   17,551,747
                                                                                                               --------------

                 Minnesota - 5.2%
     2,500,000   City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
                 Hospital Facilities Refunding Revenue Bonds, 1987 Series B                9.125%   12/1/2014       2,623,450 (b)
     1,850,000   City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
                 Hospital Facilities Revenue Bonds, 1988 Series A                          7.875%   12/1/2014       1,928,940 (b)
       285,000   Duluth Economic Development Authority, Minnesota, Health Care
                 Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
                 Insured by AMBAC                                                            6.3%   11/1/2022         307,905 (b)
       715,000   Duluth Economic Development Authority, Minnesota, Health Care
                 Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
                 Insured by AMBAC                                                            6.3%   11/1/2022         743,936
     7,685,000   Minneapolis, Minnesota, Community Development Agency, Tax
                 Increment Revenue Appreciation Bonds, Insured by MBIA                Zero Coupon    3/1/2009       4,046,383
     8,200,000   Minnesota Agricultural and Economic Development Board, Health
                 Care System Revenue Bonds, Series 1997-A (Fairview
                 Hospital and Healthcare Services)                                          5.75%  11/15/2026       8,006,398
     2,500,000   Minnesota Higher Education Facilities Authority, (Augsburg
                 College), Mortgage Revenue Bonds, Series Four-F1 Bonds                     6.25%    5/1/2023       2,480,925
     1,740,000   Stewartville, MN, Independent School District, Unlimited Tax
                 General Obligation Bonds, Series A                                         5.75%    2/1/2014       1,764,760
     3,500,000   St. Louis Park, Minnesota, Health Care Facilities (Park Nicollet
                 Medical Center Project), Revenue Bonds, Series 1990-A                      9.25%    1/1/2020       3,954,720 (b)
     1,180,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                 Bonds, Series A, Insured by AMBAC                                          7.25%    7/1/2015       1,278,506 (b)
     1,000,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                 Bonds, Series C, Insured by AMBAC                                          7.25%    7/1/2018       1,092,700 (b)
     1,400,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                 Bonds, Series C, Insured by AMBAC                                          7.25%    7/1/2015       1,529,780 (b)
                                                                                                               --------------
                                                                                                                   29,758,403
                                                                                                               --------------

                 Missouri - 2.3%
     2,000,000   Health & Educational Facilities Authority of Missouri, Health
                 Facilities Revenue Bonds, Series 1996, (Lake of the Ozarks
                 General Hospital, Inc.)                                                     6.5%   2/15/2021       2,021,340
     2,000,000   Missouri State Health and Education Facilities Authority
                 (Barnes - Jewish, Inc. /Christian Health Services), Health
                 Facilities Refunding & Improvement Revenue Bonds,
                 Series 1993-A                                                              5.25%   5/15/2014       1,925,880
     2,650,000   Missouri State Health and Education Facilities Authority
                 (Christian Health Services), Health Facilities Refunding &
                 Improvement Revenue Bonds, Series 1991 A, Insured by FGIC                 6.875%   2/15/2021       2,891,601 (b)
       750,000   Missouri State Health and Education Facilities Authority, Health
                 Facilities Revenue Refunding Bonds, Lester E. Cox Medical
                 Center Project, Series 1993-I, Insured by MBIA                             5.35%    6/1/2009         757,275
     2,925,000   Missouri State Health and Education Facilities Authority,
                 Heartland Health System Revenue Bonds, Series 1992,
                 Insured by AMBAC                                                           6.35%  11/15/2017       3,059,989
     1,500,000   Missouri State Health and Education Facilities Authority,
                 SSM Health Care Refunding Revenue Bonds, Series A,
                 Insured by MBIA                                                            6.25%    6/1/2007       1,600,095
     1,000,000   State Environmental Improvement and Energy Resources
                 Authority, (State of Missouri), Water Pollution Control
                 Revenue Bonds, (State Revolving Fund Program - Multiple
                 Participant Series), Series 1995-E                                        5.625%    7/1/2016         993,540
                                                                                                               --------------
                                                                                                                   13,249,720
                                                                                                               --------------

                 Montana - 1.1%
       775,000   Montana State Board of Investments, Payroll Tax Revenue Bonds,
                 Series 1996, Insured by MBIA                                              6.875%    6/1/2020         840,573 (b)
     2,385,000   Montana State Board of Investments, Payroll Tax Revenue Bonds,
                 Series 1996, Insured by MBIA                                              6.875%    6/1/2020       2,586,795 (b)
     1,240,000   Montana State Board of Investments, Payroll Tax Revenue Bonds,
                 Insured by MBIA                                                           6.875%    6/1/2020       1,344,916 (b)
     1,600,000   State of Montana, The Board of Regents of Higher Education,
                 Montana State University, Facilities Improvement & Refunding
                 Revenue Bonds, Series D-1996, Insured by MBIA                             5.375%  11/15/2021       1,531,712
                                                                                                               --------------
                                                                                                                    6,303,996
                                                                                                               --------------

                 Nebraska - 1.4%
     4,000,000   Nebraska Public Power District, Power Supply System Revenue
                 Bonds, Insured by MBIA                                                    6.125%    1/1/2015       4,116,400
     3,455,000   Omaha Public Power District, Nebraska, Electric Revenue
                 Refunding Bonds, Series B                                                  6.15%    2/1/2012       3,713,883
                                                                                                               --------------
                                                                                                                    7,830,283
                                                                                                               --------------

                 New Hampshire - 0.3%
     1,100,000   New Hampshire Turnpike System, Residual Interest Bonds,
                 1991 Refunding, Series C, Insured by FGIC                                 9.549%   5/29/1997       1,316,447 (c)
                                                                                                               --------------

                 New Jersey - 3.4%
     1,035,000   Camden County, New Jersey, Municipal Utility Authority Sewer
                 Revenue Bonds, Insured by FGIC                                             8.25%   12/1/2017       1,081,037 (b)
       665,000   Camden County, New Jersey, Municipal Utility Authority Sewer
                 Revenue Bonds, Insured by FGIC                                             8.25%   12/1/2017         693,256
     1,250,000   East Orange, New Jersey, Unlimited Tax General Obligation
                 Bonds, Insured by FSA                                                       8.4%    8/1/2006       1,537,238
     1,000,000   Mercer County, New Jersey, Improvement Authority, Revenue
                 Bonds, Series 1991                                                          6.6%   11/1/2014       1,077,480 (b)
     2,585,000   New Jersey Health Care Facilities Financing Authority, Jersey Shore
                 Medical Center Revenue Bonds, Insured by AMBAC                              6.1%    7/1/2010       2,712,208
     3,000,000   New Jersey Transit Corp., (Raymond Plaza East, Inc.), Certificates
                 of Participation, Insured by FSA                                          6.375%   10/1/2006       3,303,960
     1,240,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                 1984 Series                                                              10.375%    1/1/2003       1,460,323 (b)
     4,700,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                 Series C, Insured by AMBAC                                                  6.5%    1/1/2016       5,185,322
     2,195,000   West New York, New Jersey, Municipal Utility Authority, Sewer
                 Revenue Refunding Bonds, Insured by FGIC                             Zero Coupon  12/15/2007       1,259,996
     2,595,000   West New York, New Jersey, Municipal Utility Authority, Sewer
                 Revenue Refunding Bonds, Insured by FGIC                             Zero Coupon  12/15/2009       1,315,535
                                                                                                               --------------
                                                                                                                   19,626,355
                                                                                                               --------------

                 New Mexico - 2.0%
     5,000,000   Farmington, New Mexico, Power Revenue Refunding Bonds,
                 Series 1983                                                               9.875%    1/1/2013       6,517,550 (b)
     4,040,000   Farmington, New Mexico, Utility Systems Revenue Bonds,
                 Insured by AMBAC                                                          9.875%    1/1/2008       5,277,573 (b)
                                                                                                               --------------
                                                                                                                   11,795,123
                                                                                                               --------------

                 New York - 6.2%
     2,500,000   Metropolitan Transit Authority, New York, Commuter Facilities
                 Revenue Bonds, Series 1996-A                                                6.1%    7/1/2026       2,564,875
     5,200,000   Metropolitan Transportation Authority, New York, Commuter
                 Facilities Revenue Bonds, Series A, Insured by MBIA                       6.375%    7/1/2018       5,473,676
     4,250,000   Metropolitan Transportation Authority, New York, Transit
                 Facilities Revenue Bonds, Series O, Insured by MBIA                        6.25%    7/1/2014       4,426,843
     4,225,000   Metropolitan Transportation Authority, New York, Transit Facilities
                 Service Contract Bonds, Series O                                           5.75%    7/1/2013       4,167,836
     2,000,000   New York City, Municipal Water Finance Authority, Water & Sewer
                 System Revenue Bonds, Series A, Insured by AMBAC                          5.875%   6/15/2012       2,059,560
     1,250,000   New York City, Municipal Water Finance Authority, Water &
                 Sewer System Revenue Bonds                                                 8.75%   6/15/2010       1,281,625 (b)
     2,000,000   New York State Dorm Authority (City University), Construction
                 Revenue Bonds, Series A                                                   8.125%    7/1/2017       2,052,960 (b)
     5,000,000   New York State Dorm Authority, Revenue Refunding Bonds,
                 State University Educational Facilities, Series B                           5.0%   5/15/2018       4,305,400
     2,030,000   New York State Medical Care Facilities Finance Agency
                 (Ellis Hospital), Insured Mortgage Hospital Bonds,
                 Series B, Insured by FHA                                                    8.0%   2/15/2008       2,150,684
     2,860,000   New York State Thruway Authority, Highway & Bridge Trust
                 Fund, Revenue Bonds, Series 1994-B, Insured by FGIC                         6.0%    4/1/2014       2,923,092
     1,620,000   New York State Urban Development Corp., Project Revenue Bonds,
                 (Syracuse University Center for Science and Technology Loan),
                 1995 Refunding Series                                                       6.0%    1/1/2009       1,667,774
     1,720,000   New York State Urban Development Corp., Project Revenue Bonds,
                 (Syracuse University Center for Science and Technology Loan),
                 1995 Refunding Series                                                       6.0%    1/1/2010       1,759,680
     1,000,000   Triborough Bridge & Tunnel Authority, New York, General
                 Purpose Revenue Bonds, Series Q                                            6.75%    1/1/2009       1,136,940
                                                                                                               --------------
                                                                                                                   35,970,945
                                                                                                               --------------

                 North Carolina - 1.3%
     1,500,000   County of Pitt, North Carolina, Pitt County Memorial Hospital
                 Revenue Bonds, Series 1995                                                  5.5%   12/1/2015       1,454,130
     2,250,000   North Carolina Municipal Power Agency #1 (Catawba Electric),
                 Electric Revenue Bonds, Insured by MBIA                                     5.0%    1/1/2018       2,024,730
     4,000,000   North Carolina Municipal Power Agency #1, Catawba Electric
                 Revenue Refunding Bonds, Series 1992, Insured by MBIA                       6.0%    1/1/2011       4,189,920
                                                                                                               --------------
                                                                                                                    7,668,780
                                                                                                               --------------

                 North Dakota - 0.5%
     1,000,000   Mercer County, North Dakota, Pollution Control Revenue
                 Refunding Bonds, (Ottertail Power Co. Project)                              6.9%    2/1/2019       1,065,740
     2,000,000   North Dakota Municipal Bond Bank, State Revolving Fund
                 Program Bonds, Series 1995-A                                                6.3%   10/1/2015       2,090,220
                                                                                                               --------------
                                                                                                                    3,155,960
                                                                                                               --------------

                 Ohio - 4.3%
     1,050,000   Akron, Bath & Copley Joint Township, Ohio, (Children's
                 Hospital Medical Center), Hospital District Revenue Bonds,
                 Insured by AMBAC                                                           7.45%  11/15/2020       1,164,293 (b)
     2,500,000   Akron, Ohio, Certificates of Participation, Series 1996, Akron
                 Municipal Baseball Stadium Project                                   Zero Coupon   12/1/2016       1,873,700 (d)
     3,785,000   City of Cleveland, Ohio, Public Power System, First Mortgage
                 Revenue Bonds, Series 1994-A, Insured by MBIA                               7.0%  11/15/2024       4,320,010 (b)
     1,630,000   Cuyahoga County, Ohio, (Deaconess Hospital), Hospital
                 Revenue Bonds, Series C                                                    7.45%   10/1/2018       1,813,929 (b)
     1,470,000   Lorain County, Ohio, (Humility of Mary Health System), Hospital
                 Revenue Bonds                                                              7.15%  12/15/2006       1,592,657
     2,000,000   Ohio Higher Educational Facility Commission (Case Western
                 Reserve University Project), Series B                                       6.5%   10/1/2020       2,202,480
     1,500,000   Ohio Higher Educational Facility Commission, Higher Educational
                 Revenue Bonds, (Ohio Dominican College 1994 Project)                      6.625%   12/1/2014       1,560,780
     5,000,000   Ohio State Air Quality Development Authority, Cleveland Electric,
                 Pollution Control Revenue Bonds, Insured by FGIC                            8.0%   12/1/2013       5,766,500
     2,250,000   Ohio State Air Quality Development Authority, Columbus &
                 Southern Pollution Control Revenue Bonds, Insured by FGIC                 6.375%   12/1/2020       2,353,478
     1,795,000   Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
                 Refunding & Improvement Bonds, Series 1991-B,
                 Insured by FGIC                                                             6.9%  11/15/2012       1,936,805
                                                                                                               --------------
                                                                                                                   24,584,632
                                                                                                               --------------

                 Oklahoma -  1.9%
     5,220,000   Bass, Oklahoma, Memorial Baptist Hospital                                  8.35%    5/1/2009       6,566,134 (b)
     1,175,000   Grand River Dam Authority, Oklahoma, Revenue Refunding
                 Bonds, Series 1993, Insured by FSA                                         5.75%    6/1/2008       1,235,900
     1,500,000   Oklahoma Municipal Power Authority, Electric Revenue
                 Refunding Bonds, Series B, Insured by MBIA                                 5.75%    1/1/2024       1,560,585
     1,500,000   Oklahoma Municipal Power Authority, Power Supply System
                 Revenue Bonds, Series 1992-B, Insured by MBIA                             5.875%    1/1/2012       1,580,730
                                                                                                               --------------
                                                                                                                   10,943,349
                                                                                                               --------------

                 Oregon - 0.9%
     2,700,000   Clackamas County, Oregon, Health Facilities Authority, Adventist
                 Health-West Revenue Refunding Bonds, Series 1992-A,
                 Insured by MBIA                                                            6.35%    3/1/2009       2,872,827
     2,000,000   Hospital Facility Authority of the Western Lane Hospital District,
                 Oregon, Revenue Refunding Bonds, Series 1994, (Sisters of
                 St. Joseph of Peace, Health & Hospital Services), Insured
                 by MBIA                                                                   5.875%    8/1/2012       2,050,640
                                                                                                               --------------
                                                                                                                    4,923,467
                                                                                                               --------------

                 Pennsylvania - 1.9%
     1,600,000   Allegheny County, Pennsylvania, Hospital Development
                 Authority, Hospital Revenue Bonds, Series A-1995,
                 (Allegheny General Hospital Project), Insured by MBIA                       6.2%    9/1/2015       1,650,272
     2,575,000   Allegheny County, Pennsylvania, Sanitary Authority, Sewer
                 Revenue Bonds, Series A, Insured by FGIC                             Zero Coupon    6/1/2008       1,422,816
     2,000,000   Delaware River Joint Toll Bridge Commission, Pennsylvania,
                 Toll Bridge Revenue Bonds                                                 7.875%    7/1/2018       2,121,180 (b)
     3,170,000   Millcreek Township, Pennsylvania, School District, General
                 Obligation Bonds, Insured by FGIC                                    Zero Coupon   8/15/2009       1,620,567
     2,000,000   Monroeville, Pennsylvania, Hospital Authority, Forbes Health
                 System Revenue Bonds, Series 1992                                           7.0%   10/1/2003       2,138,860
     3,000,000   Pennsylvania State, General Obligation Bonds, Second
                 Series of 1992, Insured by AMBAC                                     Zero Coupon    7/1/2006       1,868,310
                                                                                                               --------------
                                                                                                                   10,822,005
                                                                                                               --------------

                 Puerto Rico - 1.9%
     4,000,000   Puerto Rico Commonwealth, Aqueduct & Sewer Revenue
                 Bonds, Series A                                                             9.0%    7/1/2009       5,014,560 (b)
     3,000,000   Puerto Rico Commonwealth, Unlimited Tax General
                 Obligation Bonds                                                           6.45%    7/1/2017       3,191,460
     3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                 Series T                                                                    6.0%    7/1/2016       3,020,700
                                                                                                               --------------
                                                                                                                   11,226,720
                                                                                                               --------------

                 South Carolina - 1.1%
     2,000,000   Piedmont Municipal Power Agency, South Carolina,
                 Electric Revenue Refunding Bonds, Series 1991,
                 Insured by  FGIC                                                           6.25%    1/1/2021       2,147,160
     5,000,000   Piedmont Municipal Power Agency, South Carolina,
                 Electric Revenue Refunding Bonds, Insured by FGIC                           5.0%    1/1/2022       4,460,350
                                                                                                               --------------
                                                                                                                    6,607,510
                                                                                                               --------------

                 Tennessee - 0.3%
     1,750,000   Bristol, Tennessee, Health and Educational Facilities Authority,
                 Bristol Memorial Hospital Revenue Bonds, Insured by FGIC                    7.0%    9/1/2021       1,915,235 (b)
                                                                                                               --------------

                 Texas - 10.4%
     2,165,000   Arlington, Texas, Independent School District, Unlimited Tax
                 Refunding & Improvement Bonds, Series 1992, Permanent
                 School Fund Guarantee                                                Zero Coupon   2/15/2009       1,137,448
     7,000,000   Austin, Texas, Utility System Refunding Revenue Bonds,
                 Series A, Insured by MBIA                                            Zero Coupon  11/15/2008       3,753,470
     8,100,000   Austin, Texas, Utility System Refunding Revenue Bonds,
                 Series A, Insured by MBIA                                            Zero Coupon  11/15/2009       4,064,823
     1,000,000   Austin, Texas, Utility System Revenue Refunding Bonds,
                 Insured by FGIC                                                             6.0%  11/15/2013       1,051,580
     1,575,000   Bexar County, Texas, Limited Tax General Obligation Bonds                   5.0%   6/15/2015       1,463,128
     1,000,000   Brazos River Authority, Texas, Collateralized Revenue
                 Refunding Bonds (Houston Lighting & Power Co.),
                 1988 Series B                                                              8.25%    5/1/2015       1,052,100
     2,000,000   Brazos River Authority, Texas, Houston Lighting
                 & Power Co., Revenue Refunding Bonds, Insured by MBIA                      8.25%    5/1/2015       2,109,200
     1,390,000   City of Garland, Dallas County, Texas, Combination Tax and
                 Revenue Certificates of Obligation, Series 1996                            5.25%   2/15/2016       1,297,079
     1,310,000   City of Garland, Dallas County, Texas, Combination Tax and
                 Revenue Certificates of Obligation, Series 1996                            5.25%   2/15/2015       1,231,989
     2,000,000   Copperas Cove, Texas, Independent School District,
                 Unlimited Tax General Obligation Bonds, Permanent School
                 Fund Guarantee                                                              6.9%   8/15/2014       2,229,240 (b)
     1,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                 Insured by FGIC                                                           7.375%   11/1/2009       1,155,360
     1,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                 Insured by FGIC                                                           7.375%   11/1/2008       1,155,360
     2,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                 Insured by FGIC                                                           7.375%   11/1/2010       2,304,300
     4,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds
                 Series 1994-A, Insured by MBIA                                              6.0%   11/1/2012       4,123,840
     2,285,000   Denton, Texas, Independent School District, Unlimited Tax General
                 Obligation Refunding Bonds, Permanent School Fund Guarantee                6.25%   2/15/2009       2,479,408
     1,000,000   Georgetown, Texas, Higher Education Finance Corp., Higher
                 Education Revenue Bonds, Series 1994 (Southwestern
                 University Project)                                                         6.3%   2/15/2014       1,027,580
     2,250,000   Harris County, Texas, Toll Road Sr. Lien Bonds, Series A,
                 Insured by MBIA                                                           6.375%   8/15/2024       2,387,970
     1,750,000   Harris County, Texas, Tollroad Unlimited Tax & Subordinated Lien,
                 Revenue Refunding Bonds, Series 1988                                      8.125%    8/1/2015       1,866,235 (b)
     5,005,000   Houston, Texas, Water & Sewer, Junior Lien Revenue Bonds,
                 Series 1997-C                                                             5.375%   12/1/2027       4,708,654
     2,500,000   Houston, Texas, Water & Sewer, Junior Lien Revenue Refunding
                 Bonds, Series A                                                           5.375%   12/1/2027       2,351,975
     5,315,000   Lewisville, Texas, Independent School District, Capital Appreciation
                 Refunding Bonds, Permanent School Fund Guarantee                     Zero Coupon   8/15/2019       1,396,622
     1,845,000   San Antonio, Texas, Airport Revenue Refunding Bonds,
                 Insured by AMBAC                                                          7.375%    7/1/2010       2,099,665
     1,000,000   San Antonio, Texas, Airport Revenue Refunding Bonds,
                 Insured by AMBAC                                                          7.375%    7/1/2011       1,132,330
    11,615,000   Southeastern Texas Housing Finance Corp., Single Family
                 Mortgage Revenue Bonds                                               Zero Coupon    9/1/2017       3,479,621 (b)
     4,315,000   Texas State, Veterans Land Board General Obligation Bonds                  0.05%    7/1/2010       2,053,508 (b)
     1,675,000   Travis County, Texas, Housing Finance Corporation, Single
                 Family Mortgage Revenue Refunding Bonds, Series 1994-A                     6.75%    4/1/2014       1,760,006
     3,210,000   Willis, Texas, Independent School District, Government Obligation
                 Bonds, Permanent School Fund Guarantee                                      6.5%   2/15/2016       3,426,097 (b)
       440,000   Willis, Texas, Independent School District, Government Obligation
                 Bonds, Permanent School Fund Guarantee                                      6.5%   2/15/2016         459,720
     1,175,000   Wylie, Texas, Independent School District, (Collin County),
                 Unlimited Tax School Building & Refunding Bonds, Series 1994,
                 Permanent School Fund Guarantee                                           6.875%   8/15/2014       1,324,507
                                                                                                               --------------
                                                                                                                   60,082,815
                                                                                                               --------------

                 Utah - 2.4%
     5,000,000   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                 Series B                                                                   5.75%    7/1/2019       4,950,150
     3,405,000   Timpanogos Special Service District, Utah County, Utah, Sewer
                 Revenue Bonds, Series 1996-A, Insured by AMBAC                              6.1%    6/1/2019       3,470,681
     3,750,000   Utah Associated Municipal Power Systems, San Juan Project
                 Revenue Bonds, Series O, Insured by MBIA                                   6.25%    6/1/2014       3,921,337
     1,580,000   West Valley City, Utah, Municipal Building Authority, Lease
                 Refunding Bonds, Insured by MBIA                                            6.0%   1/15/2010       1,626,562
                                                                                                               --------------
                                                                                                                   13,968,730
                                                                                                               --------------

                 Virginia - 1.7%
     3,000,000   Industrial Development Authority of Fairfax County, Virginia,
                 Health Care Revenue Bonds, (Inova Health System Project),
                 Series 1996                                                               5.875%   8/15/2016       3,023,040
     4,300,000   Virginia Housing Development Authority, Commonwealth
                 Mortgage Bonds, 1994 Series H, Subseries H-2                                6.5%    1/1/2014       4,464,948
     2,000,000   Virginia State, Unlimited Tax General Obligation Bonds                      6.5%    6/1/2015       2,196,040
                                                                                                               --------------
                                                                                                                    9,684,028
                                                                                                               --------------
                 Washington - 6.6%
     1,655,000   Douglas County, Washington, Public Utility District #1, Wells
                 Hydroelectric Revenue Bonds, Series A                                      8.75%    9/1/2018       2,138,756 (b)
     1,395,000   Douglas County, Washington, Public Utility District #1, Wells
                 Hydroelectric Revenue Bonds, Series A                                      8.75%    9/1/2018       1,733,566
     2,000,000   Grant County, Washington, Public Utility District No. 2,
                 Columbia River, Priest Rapids Hydro Electric Development
                 Project, Second Series Revenue Bonds, Series A,
                 Insured by AMBAC                                                            5.0%    1/1/2023       1,765,780
     5,000,000   King County, Washington, Unlimited Tax General Obligation
                 Bonds, Series A                                                            6.75%   12/1/2009       5,324,750 (b)
     1,500,000   Tacoma, Washington, Conservation System Project Revenue Bonds,
                 Tacoma Public Utilities Light Division                                      6.6%    1/1/2015       1,581,705
     2,015,000   Tacoma, Washington, Utilities Refuse Revenue Bonds, Insured
                 by MBIA                                                                   6.625%   12/1/2011       2,180,492 (b)
     5,000,000   Washington State Public Power Supply System, Nuclear Project
                 No. 1, Revenue Refunding Bonds                                             7.50%    7/1/2015       5,395,250 (b)
     3,000,000   Washington State Public Power Supply System, Nuclear Project
                 No. 1, Revenue Refunding Bonds, Series 1996-A,
                 Insured by MBIA                                                            5.75%    7/1/2012       2,978,760
     2,000,000   Washington State Public Power Supply System, Nuclear Project
                 No. 1, Revenue Refunding Bonds, Series 1996-A,
                 Insured by MBIA                                                            5.75%    7/1/2011       2,006,360
     1,000,000   Washington State Public Power Supply System, Nuclear Project
                 No. 3, Revenue Refunding Bonds, Insured by FGIC                            7.25%    7/1/2015       1,081,860 (b)
     3,000,000   Washington State, Unlimited Tax General Obligation Bonds,
                 Series 93A                                                                 5.75%   10/1/2012       3,083,340
     1,500,000   Washington State, Unlimited Tax General Obligation Bonds,
                 Series A                                                                   6.25%    2/1/2011       1,625,430
     2,400,000   Washington State, Unlimited Tax General Obligation Bonds                    6.7%    6/1/2016       2,566,728 (b)
     2,000,000   Washington State, Unlimited Tax General Obligation Bonds                    6.0%    6/1/2012       2,105,660
     2,500,000   Washington State, Various Purpose General Obligation Bonds                 6.25%    6/1/2010       2,714,425
                                                                                                               --------------
                                                                                                                   38,282,862
                                                                                                               --------------

                 Wisconsin - 1.3%
     4,315,000   State of Wisconsin, Clean Water Revenue Bonds, 1995 Series 1                5.8%    6/1/2015       4,328,549
     3,000,000   Wisconsin Health & Educational Facilities Authority,
                 Series 1997, Revenue Bonds, (Marshfield Clinic)                           5.625%   2/15/2017       2,921,190
                                                                                                               --------------
                                                                                                                    7,249,739
                                                                                                               --------------
                 Wyoming - 0.4%
     2,500,000   State of Wyoming, Farm Loan Board, Capital Facilities Revenue
                 Bonds, Series 1994                                                          6.1%    4/1/2024       2,542,725
                                                                                                               --------------
                 Total Long-Term Municipal Securities (cost $536,134,537)                                         570,976,784
                                                                                                               --------------
                 SHORT-TERM MUNICIPAL SECURITIES - 1.1% (a)
     1,200,000   Berkeley County, South Carolina, (Amoco Chemical Co. Project),
                 Pollution Control Revenue Refunding Bonds, Series 1994                      3.9%    5/1/1997       1,200,000
       400,000   Lake Charles, Louisiana, Harbor & Terminal, Variable Rate
                 Demand Note                                                                2.95%    5/1/1997         400,000 (c)
     1,000,000   Lake Charles, Louisiana, Harbor & Terminal, Variable Rate
                 Demand Note                                                                2.95%    5/1/1997       1,000,000 (c)
       400,000   Maricopa County, Arizona Pollution Control Corp., Pollution
                 Control Revenue Refunding Bonds, (Arizona Public Service
                 Co. Palo Verde Project), 1994 Series E                                     3.95%    5/1/1997         400,000
     1,300,000   Michigan Strategic Fund, Variable Rate Demand Pollution
                 Control Revenue Refunding Bonds, (Consumers Power
                 Company Project), Series 1988A                                              3.7%    5/1/1997       1,300,000
       500,000   Sublette County, Wyoming, Pollution Control Revenue Bonds,
                 (Exxon Project), Series 1984                                               3.55%    5/1/1997         500,000
     1,300,000   Sublette County, Wyoming, Pollution Control Revenue Bonds,
                 (Exxon Project), Series 1984                                               3.55%    5/1/1997       1,300,000
                                                                                                               --------------
                 Total Short-Term Municipal Securities (at amortized cost)                                          6,100,000
                                                                                                               --------------
                 Total Investments (cost $542,234,537)                                                           $577,076,784 (e)
                                                                                                               ==============



Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran
    Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase
    U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $542,234,537 and the net unrealized appreciation of investments based on that cost was $34,842,247 which is comprised of $35,476,705 aggregate gross unrealized appreciation and $634,458 aggregate gross unrealized depreciation.

(f) Miscellaneous abbreviations:
    AMBAC- AMBAC Indemnity Corp.
    Connie Lee- Connie Lee Insurance Co.
    FGIC- Financial Guaranty Insurance Co.
    FHA- Federal Housing Administration
    FSA- Federal Security Assurance, Inc.
    MBIA- Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
April 30,  1997
(unaudited)

     Principal                                                                              Maturity
      Amount                                                                       Rate       Date        Value
   -------------                                                               ----------  ---------  -------------
                 BANK NOTES - 1.6% (a)
    $2,000,000   NBD Bank, N.A., Detroit                                           5.60%   6/13/1997     $2,001,746
     5,000,000   Wachovia Bank of North Carolina, N.A.                             6.20%    4/6/1998      4,995,564
                                                                                                      -------------
                 Total Bank Notes                                                                         6,997,310
                                                                                                      -------------

                 COMMERCIAL PAPER - 82.3% (a)
                 Banking-Domestic - 1.1%
     5,000,000   Vehicle Services of America Ltd., (Nationsbank, Texas,
                 Direct Pay Letter of Credit)                                      5.39%   5/19/1997      4,986,700
                                                                                                      -------------

                 Banking-Foreign - 14.6%
     5,000,000   Alpargatas Funding Corp., (Union Bank of Switzerland.
                 Direct Pay Letter of Credit)                                      5.65%   5/30/1997      4,977,444
     5,000,000   Banco Real, S.A., Grand Cayman, (Barclays Bank plc,
                 Direct Pay Letter of Credit)                                      5.43%   5/30/1997      4,978,411
     3,000,000   Banco Real, S.A., Grand Cayman, (Barclays Bank plc,
                 Direct Pay Letter of Credit)                                      5.41%   5/30/1997      2,987,071
     5,000,000   Enterprise Capital Funding, (Swiss Bank Corp.,
                 Direct Pay Letter of Credit)                                      5.66%    5/8/1997      4,994,536
     4,000,000   Enterprise Capital Funding, (Swiss Bank Corp.,
                 Direct Pay Letter of Credit)                                      5.65%   6/18/1997      3,970,080
     1,046,000   Enterprise Capital Funding, (Swiss Bank Corp.,
                 Direct Pay Letter of Credit)                                      5.36%    5/7/1997      1,045,076
     3,623,000   Enterprise Capital Funding, (Swiss Bank Corp.,
                 Direct Pay Letter of Credit)                                      5.73%   7/15/1997      3,580,354
     5,000,000   Finance One Funding Corp., (Credit Suisse,
                 Direct Pay Letter of Credit)                                      5.73%   7/17/1997      4,939,576
     2,500,000   Finance One Funding Corp., (Credit Suisse,
                 Direct Pay Letter of Credit)                                      5.49%    6/4/1997      2,487,392
     3,000,000   Finance One Funding Corp., (Credit Suisse,
                 Direct Pay Letter of Credit)                                      5.48%   8/11/1997      2,954,695
     2,000,000   Finance One Funding Corp., (Credit Suisse,
                 Direct Pay Letter of Credit)                                      5.45%    6/6/1997      1,989,240
     5,000,000   Formosa Plastics Corp., U.S.A. Series A,  (ABN AMRO
                 Bank N.V., Direct Pay Letter of Credit)                           5.41%    5/9/1997      4,994,067
       600,000   Glencore Finance Bermuda Ltd., (ABN AMRO
                 Bank N.V., Direct Pay Letter of Credit)                           5.62%   8/29/1997        589,060
     5,000,000   Glencore Finance Bermuda Ltd., (Union Bank of
                 Switzerland, Direct Pay Letter of Credit)                         5.61%   8/28/1997      4,909,593
     5,000,000   PEMEX Capital, Inc., (Credit Suisse, Direct Pay
                 Letter of Credit)                                                 5.38%   7/14/1997      4,945,836
     4,194,000   River Fuel Funding Co. #3, Inc., (Union Bank of
                 Switzerland, Direct Pay Letter of Credit)                         5.58%   5/13/1997      4,186,241
     5,000,000   U.S. Prime Property, Inc., (ABN AMRO Bank N.V.,
                 Direct Pay Letter of Credit)                                      5.71%   9/12/1997      4,896,708
                                                                                                      -------------
                                                                                                         63,425,380
                                                                                                      -------------

                 Computer & Office Equipment - 4.6%
     5,000,000   IBM Credit Corp.                                                  5.41%   5/12/1997      4,991,857
     5,000,000   International Business Machines Corp.                             5.61%   6/10/1997      4,969,111
    10,000,000   International Business Machines Corp.                             5.72%   6/20/1997      9,998,856
                                                                                                      -------------
                                                                                                         19,959,824
                                                                                                      -------------

                 Cosmetics & Toiletries - 1.1%
     5,000,000   Unilever Capital Corp.                                            5.64%   6/23/1997      4,958,999
                                                                                                      -------------

                 Education - 7.9%
     5,000,000   Duke University                                                   5.35%   5/27/1997      4,980,933
     6,500,000   Harvard University                                                5.60%    5/1/1997      6,500,000
     5,000,000   Leland H. Stanford Junior University                              5.55%   7/17/1997      4,942,250
     5,000,000   Leland H. Stanford Junior University                              5.89%   10/9/1997      4,872,094
     3,200,000   Leland H. Stanford Junior University                              5.52%   5/22/1997      3,189,939
     5,000,000   Yale University                                                   5.71%   7/10/1997      4,945,264
     5,000,000   Yale University                                                   5.37%   5/22/1997      4,984,542
                                                                                                      -------------
                                                                                                         34,415,022
                                                                                                      -------------

                 Finance-Automotive - 8.2%
     5,000,000   Ford Motor Credit Co.                                             5.47%   6/16/1997      4,965,819
     5,000,000   Ford Motor Credit Co.                                             5.59%   5/30/1997      4,977,646
     5,202,000   Ford Motor Credit Co.                                             5.69%    7/7/1997      5,147,493
     5,000,000   General Motors Acceptance Corp.                                   5.77%   9/22/1997      4,887,800
     4,000,000   General Motors Acceptance Corp.                                   5.95%   10/7/1997      3,897,887
     3,000,000   General Motors Acceptance Corp.                                   5.55%    8/4/1997      2,957,092
     4,000,000   General Motors Acceptance Corp.                                   5.57%   7/30/1997      3,945,800
     5,000,000   General Motors Acceptance Corp.                                   5.50%    5/1/1997      5,000,000
                                                                                                      -------------
                                                                                                         35,779,537
                                                                                                      -------------

                 Finance-Commercial - 6.6%
     2,920,000   C.I.T. Group Holdings, Inc.                                       5.65%   6/26/1997      2,894,609
     6,000,000   General Electric Capital Corp.                                    5.62%    5/1/1997      6,000,000
     5,000,000   General Electric Capital Corp.                                    5.53%    7/9/1997      4,948,442
     5,000,000   General Electric Capital Corp.                                    5.49%    6/9/1997      4,970,913
     5,000,000   General Electric Capital Corp.                                    5.55%   6/30/1997      4,955,417
     5,000,000   Norwest Financial, Inc.                                           5.44%    5/5/1997      4,997,033
                                                                                                      -------------
                                                                                                         28,766,414
                                                                                                      -------------

                 Finance-Consumer - 8.3%
    15,000,000   Associates Corp. of North America                                 5.61%    5/1/1997     15,000,000
     5,000,000   AVCO Financial Services, Inc.                                     5.60%    5/5/1997      4,996,906
     5,000,000   AVCO Financial Services, Inc.                                     5.61%   6/13/1997      4,966,794
     5,000,000   Household Finance Corp.                                           5.59%   5/12/1997      4,991,506
     5,000,000   Household Finance Corp.                                           5.74%   7/21/1997      4,936,438
     1,200,000   Transamerica Finance Corp.                                        5.53%   7/14/1997      1,186,631
                                                                                                      -------------
                                                                                                         36,078,275
                                                                                                      -------------

                 Finance-Retail - 2.3%
     5,000,000   Sears Roebuck Acceptance Corp.                                    5.62%   6/11/1997      4,968,225
     5,000,000   Sears Roebuck Acceptance Corp.                                    5.63%   6/17/1997      4,963,575
                                                                                                      -------------
                                                                                                          9,931,800
                                                                                                      -------------

                 Finance-Structured - 9.1%
     1,500,000   Asset Securitization Cooperative Corp.                            5.47%   5/14/1997      1,497,064
     5,000,000   Asset Securitization Cooperative Corp.                            5.65%   5/27/1997      4,979,778
     1,623,000   Delaware Funding Corp                                             5.52%   6/10/1997      1,613,172
     5,000,000   Delaware Funding Corp                                             5.42%    5/5/1997      4,997,028
     4,000,000   Delaware Funding Corp                                             5.71%    7/8/1997      3,957,462
     2,887,135   Norwest Automobile Trust, Series 1996-A-1                         5.59%   12/5/1997      2,887,135
     5,000,000   Preferred Receivables Funding Corp.                               5.55%   5/15/1997      4,989,267
     5,000,000   Preferred Receivables Funding Corp.                               5.71%    7/1/1997      4,952,386
     5,000,000   Preferred Receivables Funding Corp.                               5.59%    6/5/1997      4,973,021
     4,550,000   Sheffield Receivables Corp.                                       5.57%    5/2/1997      4,549,299
                                                                                                      -------------
                                                                                                         39,395,612
                                                                                                      -------------

                 Financial Services - 2.9%
     3,000,000   American Express Credit Corp.                                     5.58%   7/15/1997      2,966,125
     5,000,000   USAA Capital Corp.                                                5.79%   8/21/1997      4,911,489
     1,088,000   USAA Capital Corp.                                                5.61%    5/2/1997      1,087,830
     1,990,000   USAA Capital Corp.                                                5.42%   5/21/1997      1,984,107
     1,750,000   USAA Capital Corp.                                                5.44%   5/20/1997      1,745,059
                                                                                                      -------------
                                                                                                         12,694,610
                                                                                                      -------------

                 Food & Beverage - 0.7%
     3,000,000   CPC International, Inc.                                           5.34%    6/2/1997      2,985,973
                                                                                                      -------------

                 Industrial - 5.9%
     5,000,000   Chevron Transport Corp., (Guaranteed Chevron Corp.)               5.60%    6/9/1997      4,969,883
     5,000,000   Monsanto Co.                                                      5.42%    6/2/1997      4,976,222
     5,000,000   Monsanto Co.                                                      5.69%    7/9/1997      4,946,142
     3,750,000   Monsanto Co.                                                      5.42%    6/2/1997      3,732,233
     2,000,000   Monsanto Co.                                                      5.35%   6/19/1997      1,985,681
     5,000,000   Venantius AB (Guaranteed Kingdom of Sweden)                       5.48%   6/23/1997      4,960,471
                                                                                                      -------------
                                                                                                         25,570,632
                                                                                                      -------------

                 Insurance - 2.8%
     2,500,000   A.I.G. Funding, Inc.                                              5.60%   8/21/1997      2,457,456
     5,000,000   A.I.G. Funding, Inc.                                              5.33%   5/15/1997      4,989,772
     5,000,000   A.I.G. Funding, Inc.                                              5.57%   7/21/1997      4,939,813
                                                                                                      -------------
                                                                                                         12,387,041
                                                                                                      -------------

                 Sovereign/Foreign Government - 1.8%
     3,000,000   Kingdom of Sweden                                                 5.77%    8/8/1997      2,953,140
     5,000,000   Kingdom of Sweden                                                 5.58%   6/27/1997      4,957,488
                                                                                                      -------------
                                                                                                          7,910,628
                                                                                                      -------------

                 U.S. Municipal - 4.4%
     5,000,000   California Pollution Control Finance Authority                    5.64%    6/5/1997      5,000,000
     4,000,000   California Pollution Control Finance Authority                    5.73%   7/23/1997      4,000,000
     5,000,000   California Pollution Control Finance Authority                    5.61%   5/13/1997      5,000,000
     5,000,000   California Pollution Control Finance Authority                    5.39%   5/20/1997      5,000,000
                                                                                                      -------------
                                                                                                         19,000,000
                                                                                                      -------------
                 Total Commerical Paper                                                                 358,246,447
                                                                                                      -------------

                 CERTIFICATES OF DEPOSIT - 3.4% (a)
                 Domestic - 1.1%
     5,000,000   Bankers Trust Co., N.A., New York                                 5.75%   9/17/1997      5,000,000
                                                                                                      -------------

                 Euro Dollar - 2.3%
     5,000,000   ABN AMRO Bank, N.V.                                               5.52%   6/30/1997      4,999,905
     5,000,000   Morgan Guaranty Trust Co. of NY                                   5.63%   8/12/1997      5,000,668
                                                                                                      -------------
                                                                                                         10,000,573
                                                                                                      -------------
                 Total Certificates of Deposit                                                           15,000,573
                                                                                                      -------------

                 VARIABLE RATE NOTES - 11.5% (a,b)
     8,000,000   Bankers Trust Co., New York                                       5.63%    5/1/1997      7,997,555
    11,000,000   Federal Home Loan Bank, Consolidated Bonds                        5.52%   5/23/1997     10,999,482
     8,000,000   First Bank, N.A., Minneapolis                                     5.59%   5/20/1997      7,997,763
     5,000,000   Illinois Student Assistance Commission, (Bank of America,
                 Illinois, Direct Pay Letter of Credit)                            5.69%    5/7/1997      5,000,000
    10,000,000   Illinois Student Assistance Commission, (Student Loan Market
                 Association, Direct Pay Letter of Credit)                         5.60%    5/7/1997     10,000,000
     8,000,000   PNC Bank, N.A.,  Pittsburgh, Medium Term Bank Note                5.59%    5/1/1997      7,998,663
                                                                                                      -------------
                 Total Variable Rate Notes                                                               49,993,463
                                                                                                      -------------

                 MEDIUM TERM NOTES - 1.2% (a)
     5,000,000   Associates Corp. of North America                                 5.52%   6/23/1997      5,008,191
                                                                                                      -------------
                 Total Investments (at amortized cost)                                                 $435,245,984 (c)
                                                                                                      =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran
    Brotherhood Money Market Fund.
(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.
(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $265,074,696)                                                   $226,519,515
Cash                                                                         24,413
Receivable for investment securities sold                                   556,173
Interest receivable                                                          30,000
Unamortized organization costs                                                6,885
                                                                       ------------
Total assets                                                            227,136,986
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                               3,018,331
Accrued expenses                                                            137,838
                                                                       ------------
Total liabilities                                                         3,156,169
                                                                       ------------
NET ASSETS                                                             $223,980,817
                                                                       ============

NET ASSETS CONSIST OF:
Trust capital (23,781,812 shares of beneficial
interest outstanding)                                                  $271,208,569
Accumulated net investment loss                                          (1,073,182)
Accumulated net realized loss from sale
of investments                                                           (7,599,389)
Unrealized net depreciation of investments                              (38,555,181)
                                                                       ------------
NET ASSETS                                                             $223,980,817
                                                                       ============
Net asset value and redemption price per share
($223,980,817 [divided by] 23,781,812 shares of beneficial
interest outstanding)                                                        $ 9.42
                                                                             ======
Maximum public offering price per share
($9.42 [divided by] 0.95 for a 5% sales charge)                              $ 9.92
                                                                             ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                      $       20,736
Interest income                                                             594,430
                                                                       ------------
Total income                                                                615,166
                                                                       ------------

Expenses --
Investment advisory fee                                                     879,617
Transfer agent services                                                     552,002
Custodian fee                                                                65,056
Administrative personnel and services                                        26,694
Printing and postage                                                        111,196
Trust share registration costs                                               36,040
Auditing fees                                                                 4,185
Legal fees                                                                    1,265
Trustees' fees                                                                2,353
Amortization of organization costs                                            4,887
Miscellaneous                                                                 4,343
                                                                       ------------
Total expenses                                                            1,687,638
                                                                       ------------
Net investment loss                                                      (1,072,472)
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                             (7,150,088)
Net change in unrealized depreciation of investments                    (53,462,599)
                                                                       ------------
Net loss on investments                                                 (60,612,687)
                                                                       ------------
Net change in net assets resulting
from operations                                                      $  (61,685,159)
                                                                     ==============






Statement of Changes in Net Assets
                                                                     Six Months
                                                                        Ended
                                                                       4/30/97          Year Ended
                                                                     (unaudited)         10/31/96
                                                                    ------------       ------------

OPERATIONS:
Net investment loss                                                $  (1,072,472)    $  (2,076,149)
Net realized gain (loss) on investments                               (7,150,088)       33,047,405
Net change in unrealized appreciation or depreciation
of investments                                                       (53,462,599)        6,165,586
                                                                    ------------      ------------
Net change in net assets resulting from operations                   (61,685,159)       37,136,842
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gain on investments                                     (29,848,815)      (33,356,556)
                                                                    ------------      ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      41,814,164        89,874,940
Reinvested dividend distributions                                     29,592,075        33,057,094
Cost of shares redeemed                                              (21,728,788)      (26,557,877)
                                                                    ------------      ------------
Net increase in net assets from trust share transactions              49,677,451        96,374,157
                                                                    ------------      ------------
Net change in net assets                                             (41,856,523)      100,154,443

NET ASSETS:
Beginning of period                                                  265,837,340       165,682,897
                                                                    ------------      ------------
End of period (including accumulated net investment
loss of $1,073,182 and $710, respectively)                          $223,980,817      $265,837,340
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $60,513,637)                                                 $ 65,334,549
Cash (including foreign currency holdings
of $124,934)                                                             162,363
Receivable for investment securities sold                                 86,027
Dividend receivable                                                      350,163
Unamortized organization costs                                            34,068
                                                                    ------------
Total assets                                                          65,967,170
                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                               34,992
Accrued expenses                                                          47,935
                                                                    ------------
Total liabilities                                                         82,927
                                                                    ------------
NET ASSETS                                                           $65,884,243
                                                                    ============

NET ASSETS CONSIST OF:
Trust capital (6,680,580 shares of beneficial
interest outstanding)                                               $ 60,412,229
Undistributed net investment income                                       25,284
Accumulated net realized gain from sale
of investments and foreign
currency transactions                                                    632,332
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                     4,814,398
                                                                    ------------
NET ASSETS                                                          $ 65,884,243
                                                                    ============
Net asset value and redemption price per share
($65,884,243 [divided by] 6,680,580 shares of beneficial
interest outstanding)                                                     $ 9.86
                                                                          ======
Maximum public offering price per share
($9.86 [divided by] 0.95 for a 5% sales charge)                           $10.38
                                                                          ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $67,234)                    $   512,720
Interest income                                                           82,517
                                                                    ------------
Total income                                                             595,237
                                                                    ------------

Expenses --
Investment advisory fee                                                  299,219
Transfer agent services                                                  140,377
Custodian fee                                                             46,675
Administrative personnel and services                                      6,166
Printing and postage                                                      31,263
Trust share registration costs                                            31,195
Auditing fees                                                              2,455
Legal fees                                                                   270
Trustees' fees                                                             2,353
Amortization of organization costs                                         5,068
Miscellaneous                                                              2,355
                                                                    ------------
Total expenses                                                           567,396
                                                                    ------------
Net investment income                                                     27,841
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                             667,587
Net realized gain on foreign currency transactions                        39,742
                                                                    ------------
Net realized gain on investments and foreign
currency transactions                                                    707,329
                                                                    ------------
Net change in unrealized appreciation of investments                   2,050,807
Net change in unrealized depreciation on translation
of assets and liabilities in foreign currencies                           (7,701)
                                                                    ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                     2,043,106
                                                                    ------------
Net gain on investments and foreign currency                           2,750,435
                                                                    ------------
Net increase in net assets resulting
from operations                                                     $  2,778,276
                                                                    ============






Statement of Changes in Net Assets
                                                                          Six Months
                                                                            Ended
                                                                           4/30/97          Year Ended
                                                                         (unaudited)         10/31/96
                                                                        ------------       ------------
OPERATIONS:
Net investment income                                                   $     27,841        $   243,405
Net realized gain on investments
and foreign currency transactions                                            707,329            204,436
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                      2,043,106          2,906,319
                                                                        ------------       ------------
Net increase in net assets resulting from operations                       2,778,276          3,354,160
                                                                        ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                       (257,593)           (37,674)
Net realized gain on investments                                            (247,812)                --
                                                                        ------------       ------------
Total distributions                                                         (505,405)           (37,674)
                                                                        ------------       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          15,136,988         39,161,715
Reinvested dividend distributions                                            442,880             26,205
Cost of shares redeemed                                                   (4,905,120)        (3,535,813)
                                                                        ------------       ------------
Net increase in net assets from trust share transactions                  10,674,748         35,652,107
                                                                        ------------       ------------
Net increase in net assets                                                12,947,619         38,968,593

NET ASSETS:
Beginning of period                                                       52,936,624         13,968,031
                                                                        ------------       ------------
End of period (including undistributed net investment
income of $25,284 and $255,036, respectively)                           $ 65,884,243       $ 52,936,624
                                                                        ============       ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $684,992,696)                                                    $874,386,757
Cash                                                                          14,236
Receivable for investment securities sold                                  1,148,695
Dividend and interest receivable                                           1,052,459
                                                                        ------------
Total assets                                                             876,602,147
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                                2,953,602
Accrued expenses                                                             206,082
Payable for variation margin on open
futures contracts                                                            285,000
                                                                        ------------
Total liabilities                                                          3,444,684
                                                                        ------------
NET ASSETS                                                              $873,157,463
                                                                        ============

NET ASSETS CONSIST OF:
Trust capital (36,348,240 shares of beneficial
interest outstanding)                                                   $648,122,056
Undistributed net investment income                                          672,476
Accumulated net realized gain from sale
of investments                                                            37,512,670
Unrealized net appreciation of investments                               186,850,261
                                                                        ------------
NET ASSETS                                                              $873,157,463
                                                                        ============
Net asset value and redemption price per share
($873,157,463 [divided by] 36,348,240 shares of beneficial
interest outstanding)                                                         $24.02
                                                                              ======
Maximum public offering price per share
($24.02 [divided by] 0.95 for a 5% sales charge)                              $25.28
                                                                             =======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income                                                      $  6,424,948
Interest income                                                           794,137
                                                                     ------------
Total income                                                            7,219,085
                                                                     ------------

Expenses --
Investment advisory fee                                                 2,592,221
Transfer agent services                                                   862,889
Custodian fee                                                              88,422
Administrative personnel and services                                      85,633
Printing and postage                                                      174,482
Trust share registration costs                                             32,005
Auditing fees                                                              10,816
Legal fees                                                                  3,978
Trustees' fees                                                              6,335
Miscellaneous                                                              10,437
                                                                     ------------
Total expenses before expense reimbursement                             3,867,218
Expense reimbursement from investment advisor                            (138,529)
                                                                     ------------
Net expenses                                                            3,728,689
                                                                     ------------
Net investment income                                                   3,490,396
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                           37,735,332
Net realized gain on closed or expired option
contracts written                                                           2,336
                                                                     ------------
Net realized gain on investments                                       37,737,668
Net change in unrealized appreciation of investments                   56,092,886
                                                                     ------------
Net gain on investments                                                93,830,554
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 97,320,950
                                                                     ============






Statement of Changes in Net Assets
                                                                            Six Months
                                                                               Ended
                                                                             4/30/97          Year Ended
                                                                            (unaudited)        10/31/96
                                                                           ------------      ------------

OPERATIONS:
Net investment income                                                      $ 3,490,396        $ 6,672,089
Net realized gain on investments                                            37,737,668         62,729,282
Net change in unrealized appreciation or depreciation
of investments                                                              56,092,886         45,131,419
                                                                          ------------       ------------
Net increase in net assets resulting from operations                        97,320,950        114,532,790
                                                                          ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                       (3,483,644)        (6,494,190)
Net realized gain on investments                                           (58,599,470)       (44,162,422)
                                                                          ------------       ------------
Total distributions                                                        (62,083,114)       (50,656,612)
                                                                          ------------       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            51,147,041         84,069,262
Reinvested dividend distributions                                           60,665,867         49,537,622
Cost of shares redeemed                                                    (42,735,399)       (74,142,527)
                                                                          ------------       ------------
Net increase in net assets from trust share transactions                    69,077,509         59,464,357
                                                                          ------------       ------------
Net increase in net assets                                                 104,315,345        123,340,535

NET ASSETS:
Beginning of period                                                        768,842,118        645,501,583
                                                                          ------------       ------------
End of period (including undistributed net investment
income of $672,476 and $665,724, respectively)                            $873,157,463       $768,842,118
                                                                          ============       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)


ASSETS:
Investments in securities, at value
(cost, $752,019,938)                                                    $730,757,385
Cash                                                                         361,788
Receivable for investment securities sold                                 12,192,190
Interest and dividend receivable                                          13,957,438
                                                                        ------------
Total assets                                                             757,268,801
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                               15,617,080
Accrued expenses                                                             163,028
                                                                        ------------
Total liabilities                                                         15,780,108
                                                                        ------------
NET ASSETS                                                              $741,488,693
                                                                        ============

NET ASSETS CONSIST OF:
Trust capital (83,722,937 shares of beneficial
interest outstanding)                                                   $764,014,471
Undistributed net investment income                                        1,659,743
Accumulated net realized loss from sale
of investments                                                            (2,922,968)
Unrealized net depreciation of investments                               (21,262,553)
                                                                        ------------
NET ASSETS                                                              $741,488,693
                                                                        ============
Net asset value and redemption price per share
($741,488,693 [divided by] 83,722,937 shares of beneficial
interest outstanding)                                                         $ 8.86
                                                                              ======
Maximum public offering price per share
($8.86 [divided by] 0.95 for a 5% sales charge)                               $ 9.33
                                                                              ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 33,855,314
Dividend income                                                         3,056,013
                                                                     ------------
Total income                                                           36,911,327
                                                                     ------------

Expenses --
Investment advisory fee                                                 2,306,155
Transfer agent services                                                   581,780
Custodian fee                                                              89,738
Administrative personnel and services                                      75,722
Printing and postage                                                      126,844
Trust share registration costs                                             38,028
Auditing fees                                                               8,873
Legal fees                                                                  3,617
Trustees' fees                                                              6,335
Miscellaneous                                                               9,775
                                                                     ------------
Total expenses before expense reimbursement                             3,246,867
Expense reimbursement from investment advisor                            (122,201)
                                                                     ------------
Net expenses                                                            3,124,666
                                                                     ------------
Net investment income                                                  33,786,661
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                           (1,988,972)
Net change in unrealized depreciation of investments                  (23,418,572)
                                                                     ------------
Net loss on investments                                               (25,407,544)
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $  8,379,117
                                                                     ============






Statement of Changes in Net Assets
                                                                               Six Months
                                                                                 Ended
                                                                                4/30/97          Year Ended
                                                                              (unaudited)         10/31/96
                                                                             ------------       ------------

OPERATIONS:
Net investment income                                                        $ 33,786,661       $ 59,976,148
Net realized gain (loss) on investment transactions                            (1,988,972)        16,240,947
Net change in unrealized appreciation or depreciation
of investments                                                                (23,418,572)        (5,314,640)
                                                                             ------------       ------------
Net increase in net assets resulting from operations                            8,379,117         70,902,455
                                                                             ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                         (35,439,652)       (58,709,581)
Net realized gain on investments                                               (2,451,356)                --
                                                                             ------------       ------------
Total distributions                                                           (37,891,008)       (58,709,581)
                                                                             ------------       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               91,789,243        145,880,542
Reinvested dividend distributions                                              26,056,457         40,091,272
Cost of shares redeemed                                                       (49,992,052)       (89,354,662)
                                                                             ------------       ------------
Net increase in net assets from trust share transactions                       67,853,648         96,617,152
                                                                             ------------       ------------
Net increase in net assets                                                     38,341,757        108,810,026

NET ASSETS:
Beginning of period                                                           703,146,936        594,336,910
                                                                             ------------       ------------
End of period (including undistributed net investment
income of $1,659,743 and $3,312,734, respectively                            $741,488,693       $703,146,936
                                                                             ============       ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $884,231,934)                                                    $874,854,999
Cash                                                                          39,077
Receivable for investment securities sold                                 90,551,085
Interest and dividend receivable                                          11,724,897
                                                                        ------------
Total assets                                                             977,170,058
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                              183,977,372
Accrued expenses                                                             154,180
Payable for variation margin on open
futures contracts                                                             23,327
                                                                        ------------
Total liabilities                                                        184,154,879
                                                                        ------------
NET ASSETS                                                              $793,015,179
                                                                        ============

NET ASSETS CONSIST OF:
Trust capital (95,323,481 shares of beneficial
interest outstanding)                                                   $853,394,082
Undistributed net investment income                                          814,451
Accumulated net realized loss from sale
of investments                                                           (51,724,888)
Unrealized net depreciation of investments                                (9,468,466)
                                                                        ------------

NET ASSETS                                                              $793,015,179
                                                                        ============
Net asset value and redemption price per share
($793,015,179 [divided by] 95,323,481 shares of beneficial
interest outstanding)                                                         $ 8.32
                                                                              ======
Maximum public offering price per share
($8.32 [divided by] 0.95 for a 5% sales charge)                               $ 8.76
                                                                              ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 29,793,389
Dividend income                                                           592,660
                                                                     ------------
Total income                                                           30,386,049
                                                                     ------------

Expenses --
Investment advisory fee                                                 2,451,288
Transfer agent services                                                   653,054
Custodian fee                                                              95,671
Administrative personnel and services                                      86,732
Printing and postage                                                      150,369
Trust share registration costs                                             20,203
Auditing fees                                                              11,944
Legal fees                                                                  4,618
Trustees' fees                                                              6,335
Miscellaneous                                                              12,679
                                                                     ------------
Total expenses before expense reimbursement                             3,492,893
Expense reimbursement from investment advisor                            (135,240)
                                                                     ------------
Net expenses                                                            3,357,653
                                                                     ------------
Net investment income                                                  27,028,396
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                           (2,674,938)
Net realized loss on closed or expired option
contracts written                                                         (34,033)
Net realized gain on closed futures contracts                             117,481
                                                                     ------------
Net realized loss on investments                                       (2,591,490)
Net change in unrealized depreciation of investments                  (14,170,798)
                                                                     ------------
Net loss on investments                                               (16,762,288)
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 10,266,108
                                                                     ============






Statement of Changes in Net Assets
                                                                              Six Months
                                                                                Ended
                                                                               4/30/97          Year Ended
                                                                              (unaudited)        10/31/96
                                                                             ------------      ------------

OPERATIONS:
Net investment income                                                        $ 27,028,396       $ 59,871,426
Net realized loss on investment transactions                                   (2,591,490)        (8,854,736)
Net change in unrealized appreciation or depreciation
of investments                                                                (14,170,798)       (11,610,324)
                                                                             ------------       ------------
Net increase in net assets resulting from operations                           10,266,108         39,406,366
                                                                             ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                         (27,724,598)       (63,354,789)
                                                                             ------------       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               18,272,149         55,392,852
Reinvested dividend distributions                                              20,992,384         47,792,081
Cost of shares redeemed                                                       (99,766,902)      (150,402,163)
                                                                             ------------       ------------
Net change in net assets from trust share transactions                        (60,502,369)       (47,217,230)
                                                                             ------------       ------------
Net change in net assets                                                      (77,960,859)       (71,165,653)

NET ASSETS:
Beginning of period                                                           870,976,038        942,141,691
                                                                             ------------       ------------
End of period (including undistributed net investment
income of $814,451 and $1,510,653, respectively)                             $793,015,179       $870,976,038
                                                                             ============       ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $542,234,537)                                                    $577,076,784
Cash                                                                         348,762
Receivable for investment securities sold                                  4,770,930
Interest receivable                                                        9,498,742
                                                                        ------------
Total assets                                                             591,695,218
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                                4,915,364
Accrued expenses                                                              59,001
Payable for variation margin on open
futures contracts                                                             51,563
                                                                        ------------
Total liabilities                                                          5,025,928
                                                                        ------------
NET ASSETS                                                              $586,669,290
                                                                        ============

NET ASSETS CONSIST OF:
Trust capital (68,862,116 shares of beneficial
interest outstanding)                                                   $557,646,031
Undistributed net investment income                                        1,565,480
Accumulated net realized loss from sale
of investments                                                            (7,281,343)
Unrealized net appreciation of investments                                34,739,122
                                                                        ------------
NET ASSETS                                                              $586,669,290
                                                                        ============
Net asset value and redemption price per share
($586,669,290 [divided by] 68,862,116 shares of beneficial
interest outstanding)                                                         $ 8.52
                                                                              ======
Maximum public offering price per share
($8.52 [divided by] 0.95 for a % sales charge)                                $ 8.97
                                                                              ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 17,611,088
                                                                     ------------

Expenses --
Investment advisory fee                                                 1,708,251
Transfer agent services                                                   248,751
Custodian fee                                                              75,602
Administrative personnel and services                                      62,185
Printing and postage                                                       64,783
Trust share registration costs                                             19,781
Auditing fees                                                              10,114
Legal fees                                                                  3,169
Trustees' fees                                                              6,335
Miscellaneous                                                               9,539
                                                                     ------------
Total expenses before expense reimbursement                             2,208,510
Expense reimbursement from investment advisor                             (98,110)
                                                                     ------------
Net expenses                                                            2,110,400
                                                                     ------------
Net investment income                                                  15,500,688
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                              713,780
Net realized loss on closed futures contracts                              (6,020)
                                                                     ------------
Net realized gain on investments                                          707,760
Net change in unrealized appreciation of investments                   (5,751,464)
                                                                     ------------
Net loss on investments                                                (5,043,704)
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 10,456,984
                                                                     ============






Statement of Changes in Net Assets
                                                                               Six Months
                                                                                 Ended
                                                                                4/30/97          Year Ended
                                                                              (unaudited)         10/31/96
                                                                             ------------      ------------

OPERATIONS:
Net investment income                                                        $ 15,500,688       $ 31,876,162
Net realized gain on investment transactions                                      707,760            102,442
Net change in unrealized appreciation or depreciation
of investments                                                                 (5,751,464)          (358,129)
                                                                             ------------       ------------
Net increase in net assets resulting from operations                           10,456,984         31,620,475
                                                                             ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                         (15,739,639)       (30,660,042)
                                                                             ------------       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               16,223,661         41,275,499
Reinvested dividend distributions                                              12,089,740         23,551,470
Cost of shares redeemed                                                       (45,833,466)       (85,013,361)
                                                                             ------------       ------------
Net change in net assets from trust share transactions                        (17,520,065)       (20,186,392)
                                                                             ------------       ------------
Net change in net assets                                                      (22,802,720)       (19,225,959)

NET ASSETS:
Beginning of period                                                           609,472,010        628,697,969
                                                                             ------------       ------------
End of period (including undistributed net investment
income of $1,565,480 and $1,804,431, respectively)                           $586,669,290       $609,472,010
                                                                             ============       ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1997
(unaudited)

ASSETS:
Investments in securities, at amortized
cost and value                                                          $435,245,984
Cash                                                                       3,317,818
Interest receivable                                                          919,860
                                                                        ------------
Total assets                                                             439,483,662
                                                                        ------------

LIABILITIES:
Dividends payable                                                             41,213
Accrued expenses                                                             164,319
                                                                        ------------
Total liabilities                                                            205,532
                                                                        ------------
NET ASSETS                                                              $439,278,130
                                                                        ============

NET ASSETS CONSIST OF:
Trust capital (439,278,130 shares of beneficial
interest outstanding)                                                   $439,278,130
                                                                        ============
Net asset value, offering price and redemption
price per share ($439,278,130 [divided by] 439,278,130
shares of beneficial interest outstanding)                                    $ 1.00
                                                                              ======






Statement of Operations
Six Months Ended April 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 11,784,925
                                                                     ------------

Expenses --
Investment advisory fee                                                 1,070,892
Transfer agent services                                                   670,720
Custodian fee                                                             179,583
Administrative personnel and services                                      44,597
Printing and postage                                                      213,120
Trust share registration costs                                             44,302
Auditing fees                                                               5,686
Legal fees                                                                  2,142
Trustees' fees                                                              3,576
Miscellaneous                                                               6,425
                                                                     ------------
Total expenses before expense reimbursement                             2,241,043
Expense reimbursement from investment advisor                            (206,332)
                                                                     ------------
Net expenses                                                            2,034,711
                                                                     ------------
Net investment income                                                $  9,750,214
                                                                     ============






Statement of Changes in Net Assets
                                                                               Six Months
                                                                                 Ended
                                                                                4/30/97          Year Ended
                                                                              (unaudited)         10/31/96
                                                                             ------------      ------------
OPERATIONS:
Net investment income                                                        $  9,750,214      $ 17,421,840
                                                                             ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                          (9,750,214)      (17,421,840)
                                                                             ------------      ------------

TRUST SHARE TRANSACTIONS:
Proceeds from sale of shares                                                  376,273,010       692,236,105
Reinvested dividend distributions                                               9,541,233        17,063,037
Cost of shares redeemed                                                      (364,144,702)     (632,774,820)
                                                                             ------------      ------------
Net increase in net assets from trust share transactions                       21,669,541        76,524,322
                                                                             ------------      ------------
Net increase in net assets                                                     21,669,541        76,524,322

NET ASSETS:
Beginning of period                                                           417,608,589       341,084,267
                                                                             ------------      ------------
End of period                                                                $439,278,130      $417,608,589
                                                                             ============      ============

The accompanying notes are an integral part of the financial statements.






THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Financial Highlights
For a share outstanding throughout each period (a)

                                             Six Months                                                  For the period
                                                Ended          Year         Year         Year           January 8, 1993
LUTHERAN BROTHERHOOD                           4/30/97        Ended        Ended         Ended        (effective date) to
OPPORTUNITY GROWTH FUND (a)                  (unaudited)     10/31/96     10/31/95     10/31/94         October 31, 1993
                                            ------------     --------     --------     --------      --------------------
Net asset value, beginning of period           $13.62          $13.83       $10.76       $10.66               $8.43
                                             --------        --------     --------     --------            --------

Income From Investment Operations:
Net investment loss                             (0.05)          (0.11)       (0.09)       (0.06)              (0.07)
Net realized and unrealized gain
(loss) on investments (b)                       (2.66)           2.63         3.16         0.16                2.30
                                             --------        --------     --------     --------            --------
Total from investment operations                (2.71)           2.52         3.07         0.10                2.23
                                             --------        --------     --------     --------            --------

Less Distributions:
Distributions from net realized
gain on investments                             (1.49)          (2.73)          --           --                  --
                                             --------        --------     --------     --------            --------
Net asset value, end of period                  $9.42          $13.62       $13.83       $10.76              $10.66
                                             ========        ========     ========     ========            ========

Total investment return at
net asset value (c)                            -21.91%          21.27%       28.53%        0.94%              26.45%
Net assets, end of period ($ millions)          $224.0          $265.8       $165.7        $99.6               $40.8
Ratio of expenses to average
net assets                                       1.32%(d)        1.28%        1.43%        1.66%               2.33%(d)
Ratio of net investment income to
average net assets                              -0.84%(d)       -0.92%       -0.88%       -0.83%              -1.76%(d)
Portfolio turnover rate                            43%            176%         213%          64%                 97%
Average commission rate (e)                    $0.0487         $0.0488          n/a          n/a                 n/a




                                                  Six Months                       For the period
                                                     Ended           Year        September 5, 1995
LUTHERAN BROTHERHOOD                                4/30/97         Ended       (effective date) to
WORLD GROWTH FUND (a)                             (unaudited)      10/31/96       October 31, 1995
                                                 ------------    ------------   --------------------
Net asset value, beginning of period                  $9.48          $8.44              $8.50
                                                   --------       --------           --------
Income From Investment Operations:
Net investment income                                    --           0.04               0.01
Net realized and unrealized gain
(loss) on investments (b)                              0.46           1.02              (0.07)
                                                   --------       --------           --------
Total from investment operations                       0.46           1.06              (0.06)
                                                   --------       --------           --------

Less Distributions:
Dividends from net investment income                  (0.04)         (0.02)                --
Distribution from net realized gain on investments    (0.04)            --                 --
                                                   --------       --------           --------
Total distributions                                   (0.08)         (0.02)                --
                                                   --------       --------           --------
Net asset value, end of period                        $9.86          $9.48              $8.44
                                                   ========       ========           ========
Total investment return at
net asset value (c)                                    4.94%         12.53%             -0.71%
Net assets, end of period ($ millions)                 $65.9          $52.9              $14.0
Ratio of expenses to average
net assets                                             1.91%(d)       1.95%(f)           1.95%(d,f)
Ratio of net investment income to
average net assets                                     0.09%(d)       0.67%(f)           1.60%(d,f)
Portfolio turnover rate                                   9%            11%                 0%
Average commission rate (e)                          $0.0256        $0.0216                n/a

See accompanying notes to the financial highlights.






                                                     Six Months
                                                       Ended          Year         Year         Year      Nine Months     Year
                                                      4/30/97        Ended        Ended        Ended        Ended        Ended
LUTHERAN BROTHERHOOD FUND (a)                       (unaudited)     10/31/96     10/31/95     10/31/94     10/31/93     1/31/93
                                                   ------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                  $23.07         $21.19       $17.67       $18.85       $18.53       $19.14
                                                    --------       --------     --------     --------     --------     --------
Income From Investment Operations:
Net investment income                                   0.10           0.20         0.22         0.19         0.29         0.27
Net realized and unrealized gain
(loss) on investments (b)                               2.71           3.33         3.52        (0.20)        1.04         1.42
                                                    --------       --------     --------     --------     --------     --------
Total from investment operations                        2.81           3.53         3.74        (0.01)        1.33         1.69
                                                    --------       --------     --------     --------     --------     --------

Less Distributions:
Dividends from net investment income                   (0.10)         (0.20)       (0.22)       (0.20)       (0.28)       (0.27)
Distributions from net realized
gain on investments                                    (1.76)         (1.45)          --        (0.97)       (0.73)       (2.03)
                                                    --------       --------     --------     --------     --------     --------
Total distributions                                    (1.86)         (1.65)       (0.22)       (1.17)       (1.01)       (2.30)
                                                    --------       --------     --------     --------     --------     --------
Net asset value, end of period                        $24.02         $23.07       $21.19       $17.67       $18.85       $18.53
                                                    ========       ========     ========     ========     ========     ========

Total investment return at
net asset value (c)                                    12.64%         17.61%       21.34%       -0.11%        7.41%        9.47%
Net assets, end of period ($ millions)                 $873.2         $768.8       $645.5       $548.6       $527.3       $460.9
Ratio of expenses to average
net assets                                              0.91%(d,g)     0.97%        1.02%        1.04%        1.01%(d)     0.97%
Ratio of net investment income to
average net assets                                      0.85%(d,g)     0.94%        1.15%        1.10%        2.15%(d)     1.44%
Portfolio turnover rate                                   26%            91%         127%         234%         237%         249%
Average Commission Rate (e)                           $0.0598        $0.0664          n/a          n/a          n/a          n/a




                                                     Six Months
                                                       Ended          Year         Year         Year      Nine Months     Year
LUTHERAN BROTHERHOOD                                  4/30/97        Ended        Ended        Ended        Ended        Ended
HIGH YIELD FUND (a)                                 (unaudited)     10/31/96     10/31/95     10/31/94     10/31/93     1/31/93
                                                   ------------     --------     --------     --------     --------    --------
Net asset value, beginning of period                   $9.21          $9.03        $8.86        $9.73        $9.12        $8.45
                                                    --------       --------     --------     --------     --------     --------

Income From Investment Operations:
Net investment income                                   0.42           0.84         0.83         0.83         0.61         0.88
Net realized and unrealized gain
(loss) on investments (b)                              (0.30)          0.17         0.24        (0.86)        0.60         0.68
                                                    --------       --------     --------     --------     --------     --------
Total from investment operations                        0.12           1.01         1.07        (0.03)        1.21         1.56
                                                    --------       --------     --------     --------     --------     --------

Less Distributions:
Dividends from net investment income                   (0.44)         (0.83)       (0.85)       (0.82)       (0.60)       (0.89)
Distributions from net realized
gain on investments                                    (0.03)            --        (0.05)       (0.02)          --           --
                                                    --------       --------     --------     --------     --------     --------
Total distributions                                    (0.47)         (0.83)       (0.90)       (0.84)       (0.60)       (0.89)
                                                    --------       --------     --------     --------     --------     --------
Net asset value, end of period                         $8.86          $9.21        $9.03        $8.86        $9.73        $9.12
                                                    ========       ========     ========     ========     ========     ========

Total investment return at
net asset value (c)                                     1.31%         11.64%       12.93%       -0.47%       13.72%       19.51%
Net assets, end of period ($ millions)                 $741.5         $703.1       $594.3       $499.6       $440.3       $330.2
Ratio of expenses to average
net assets                                              0.86%(d,g)     0.91%        0.93%        0.95%        0.94%(d)     0.99%
Ratio of net investment income to
average net assets                                      9.32%(d,g)     9.23%        9.53%        8.92%        8.72%(d)    10.04%
Portfolio turnover rate                                   59%           104%          71%          50%          66%          86%

See accompanying notes to the financial highlights.




                                                      Six Months
                                                        Ended          Year         Year         Year      Nine months     Year
LUTHERAN BROTHERHOOD                                   4/30/97        Ended        Ended        Ended         Ended       Ended
INCOME FUND (a)                                      (unaudited)     10/31/96     10/31/95     10/31/94     10/31/93     1/31/93
                                                    ------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                     $8.50          $8.72        $8.01        $9.43        $9.10        $8.79
                                                      --------       --------     --------     --------     --------     --------
Income From Investment Operations:
Net investment income                                     0.27           0.57         0.59         0.58         0.47         0.66
Net realized and unrealized gain
(loss) on investments (b)                                (0.17)         (0.19)        0.69        (1.19)        0.33         0.31
                                                      --------       --------     --------     --------     --------     --------
Total from investment operations                          0.10           0.38         1.28        (0.61)        0.80         0.97
                                                      --------       --------     --------     --------     --------     --------
Less Distributions:
Dividends from net investment income                     (0.28)         (0.60)       (0.57)       (0.56)       (0.47)       (0.66)
Distributions from net realized
gain on investments                                         --             --           --        (0.25)          --           --
                                                      --------       --------     --------     --------     --------     --------
Total distributions                                      (0.28)         (0.60)       (0.57)       (0.81)       (0.47)       (0.66)
                                                      --------       --------     --------     --------     --------     --------
Net assets, end of period                                $8.32          $8.50        $8.72        $8.01        $9.43        $9.10
                                                      ========       ========     ========     ========     ========     ========

Total return investment return
at net asset value (c)                                    1.20%          4.56%       16.53%       -6.81%        8.97%       11.50%
Net assets, end of period ($millions)                    $793.0         $871.0       $942.1       $907.2     $1,042.2       $944.6
Ratio of expenses to average
net assets                                                0.81%(d,g)     0.83%        0.83%        0.82%        0.80%(d,h)   0.90%
Ratio of net investment income to
average net assets                                        6.50%(d,g)     6.61%        7.01%        6.77%        6.87%(d,h)   7.40%
Portfolio turnover rate                                     53%           142%         131%         155%          84%         104%




                                                      Six Months
                                                        Ended          Year         Year         Year      Nine months      Year
LUTHERAN BROTHERHOOD                                   4/30/97        Ended        Ended        Ended         Ended        Ended
MUNICIPAL BOND FUND (a)                              (unaudited)     10/31/96     10/31/95     10/31/94     10/31/93     1/31/93
                                                      --------       --------     --------     --------     --------     --------
Net asset value, beginning of period                    $8.60          $8.58        $7.88        $9.00        $8.52        $8.45
                                                     --------       --------     --------     --------     --------     --------

Income From Investment Operations:
Net investment income                                    0.22           0.44         0.45         0.46         0.37         0.53
Net realized and unrealized gain
(loss) on investments (b)                               (0.07)          0.01         0.70        (0.96)        0.51         0.28
                                                     --------       --------     --------     --------     --------     --------
Total from investment operations                         0.15           0.45         1.15        (0.50)        0.88         0.81
                                                     --------       --------     --------     --------     --------     --------

Less Distributions:
Dividends from net investment income                    (0.23)         (0.43)       (0.45)       (0.46)       (0.37)       (0.52)
Distributions from net realized
gain on investments                                        --             --           --        (0.16)       (0.03)       (0.22)
                                                     --------       --------     --------     --------     --------     --------
Total distributions                                     (0.23)         (0.43)       (0.45)       (0.62)       (0.40)       (0.74)
                                                     --------       --------     --------     --------     --------     --------
Net asset value, end of period                          $8.52          $8.60        $8.58        $7.88        $9.00        $8.52
                                                     ========       ========     ========     ========     ========     ========
Total investment return
at net asset value (c)                                   1.71%          5.33%       14.97%       -5.93%       10.73%        9.96%
Net assets, end of period ($ millions)                  $586.7         $609.5       $628.7       $595.2       $629.7       $532.6
Ratio of expenses to average
net assets                                               0.71%(d,g)     0.74%        0.74%        0.75%        0.74%(d,i)   0.80%
Ratio of net investment income to
average net assets                                       5.20%(d,g)     5.14%        5.43%        5.44%        5.69%(d,i)   6.22%
Portfolio turnover rate                                     8%            33%          36%          38%          46%          77%

See accompanying notes to the financial highlights.


                                                   Six Months
                                                     Ended          Year         Year         Year      Nine months    Year
LUTHERAN BROTHERHOOD                                4/30/97        Ended        Ended        Ended         Ended      Ended
MONEY MARKET FUND (a)                             (unaudited)     10/31/96     10/31/95     10/31/94     10/31/93     1/31/93
                                                 ------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                 $1.00          $1.00        $1.00         $1.00       $1.00        $1.00
                                                  --------       --------     --------      --------    --------     --------
Net investment income from investment operations      0.02           0.05         0.05          0.03        0.02         0.03
Less: Dividends from net investment income           (0.02)         (0.05)       (0.05)        (0.03)      (0.02)       (0.03)
                                                  --------       --------     --------      --------    --------     --------
Net asset value, end of period                       $1.00          $1.00        $1.00         $1.00       $1.00        $1.00
                                                  ========       ========     ========      ========    ========     ========

Total investment return
at net asset value (c)                                2.28%          4.63%        4.95%         2.89%       1.63%        2.77%
Net assets, end of period ($ millions)               $439.3         $417.6       $341.1        $276.9      $275.1       $317.0
Ratio of expenses to average
net assets                                            0.95%(d,j)     1.01%(j)     1.10%(j)      1.10%(j)    1.10%(d,j)   1.10%(j)
Ratio of net investment income to
average net assets                                    4.55%(d,j)     4.53%(j)     4.85%(j)      2.85%(j)    2.16%(d,j)   2.76%(j)


NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(d) Computed on an annualized basis.

(e) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

(f) Effective September 5, 1995, Lutheran Brotherhood Research Corp.
    (LBRC) has voluntarily undertaken to limit the LB World Growth Fund's expense ratio to 1.95%. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89% and the ratio of net investment income to average net assets would have been 0.49% and 0.66% respectively, for the year ended October 31, 1996 and for the period from September 5, 1995 to October 31, 1995.

(g) Effective January 1, 1997, LBRC has voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund, LB
    High Yield Fund, LB Income Fund and the LB Municipal Bond Fund. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.94%, 0.89%, 0.84% and 0.74% respectively and the ratio of net investment income to average net assets would have been 0.82%, 9.29%, 6.47% and 5.17% respectively.

(h) During the nine month period ended October 31, 1993, LBRC undertook a voluntary reduction of the Income Fund's investment advisory fee equal to 0.10% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.90% and the ratio of net investment income to average net assets would have been 6.77%.

(i) During the nine month period ended October 31, 1993, LBRC undertook a voluntary reduction of the Municipal Bond Fund's investment advisory fee equal to 0.05% of average daily net assets. Had LBRC not undertaken such action, the ratio of expenses to average net assets would have been 0.79% and the ratio of net investment income to average net assets would have been 5.64%.

(j) Effective February 1, 1992 through March 31, 1996, LBRC had voluntarily undertaken to limit the LB Money Market Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996, LBRC voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LBRC not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been
    1.05 %, 1.07%, 1.18% ,1.36%, 1.44% and 1.23% and the ratio of net investment income to average net assets would have been 4.45%, 4.47%, 4.77%, 2.59%, 1.82% and 2.63%, respectively, the six months ended April
    30, 1997, the years ended October 31, 1996, 1995 and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

The accompanying notes are an integral part of the financial statements.




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
April 30, 1997
(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into seven series (the "Fund(s)"), each with its own investment objective and policies. The seven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded over-the-counter and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are not segregated from gains and losses that arise from changes in market prices of investments, and are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions in pursuit of their investment objectives. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income

Interest income is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, World Growth, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options, Financial Futures and Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The LB World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Federal Income Taxes

It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each Fund is treated as a separate taxable entity for federal income tax purposes.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions

The Income Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $753,475 from such fees for the six month period ended April 30, 1997.

Organization Costs

Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth and World Growth Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses) and paid monthly for the Money Market Fund. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Other

Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Each Fund is charged for the operating expenses that are directly attributable to it. Fund operating expenses that cannot be directly attributable to a Fund are either shared equally or allocated among them based on the relative net assets of each Fund or via other methodologies. Fund operating expenses are accrued daily.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LBRC), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth Fund, 0.75% for the first $100 million in assets, 0.65% for the next $150 million in assets, 0.60% for the next $250 million in assets, 0.55% for the next $500 million in assets, and 0.50% for assets over $1 billion; World Growth Fund, 1.25% for the first $20 million in assets, 1.10% for the next $30 million in assets, and 1.0% of net assets over $50 million; LB Fund and High Yield Fund, 0.65% for the first $500 million in assets, 0.60% for the next $500 million, and 0.55% for assets over $1 billion; Income Fund, 0.60% for the first $500 million in assets, 0.575% for the next $500 million in assets, and 0.55% for assets over $1 billion; Municipal Bond Fund, 0.575% for the first $500 million in assets, 0.5625% for the next $500 million, and 0.55% for assets over $1 billion; Money Market Fund, 0.50% for the first $500 million in assets, 0.475% for the next $500 million, 0.45% for the next $500 million, 0.425% for the next $500 million, and 0.40% for assets over $2 billion.

LBRC has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Fund. For these services, LBRC pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the Lutheran Brotherhood World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets.

Effective January 1, 1997, LBRC voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund. Expense reimbursements amounted to $138,529, $122,201 $135,240 and $98,110 respectively, for the aforementioned Funds through April 30, 1997. The Money Market Fund advisory fees totaled $1,070,892 of which $206,332 were voluntarily waived by LBRC to limit the Money Market
Fund's expense ratio to 0.95% of its average daily net assets. LBRC can terminate its voluntary waiver of expenses for these Funds at any time at its discretion.

Sales Charges and Other Fees

For the six months ended April 30, 1997, Lutheran Brotherhood Securities Corp. (LBSC), the Trust's distributor, received sales charges paid by purchasers of Fund shares of: Opportunity Growth Fund, $1,070,600; World Growth Fund, $340,583; LB Fund, $1,314,926; High Yield Fund, $1,918,098;
Income Fund, $467,053; and Municipal Bond Fund, $352,897. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LBSC also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. Effective January 1, 1997, a new agreement went into effect whereby LBSC will receive an annual fee equal to 0.02% of average daily net assets. LBSC received the following compensation for the six months ended April 30, 1997:
Opportunity Growth Fund, $26,694; World Growth Fund, $6,166; LB Fund, $85,633; High Yield Fund, $75,722; Income Fund, $86,732; Municipal Bond Fund, $62,185; and Money Market Fund, $44,597.

In addition, LBSC provides the Funds with transfer agent services pursuant to an agreement and received the following compensation:
Opportunity Growth Fund, $552,002; World Growth Fund, $140,377; LB Fund, $862,889; High Yield Fund, $581,780; Income Fund, $653,054; Municipal Bond Fund, $248,751; and Money Market Fund, $670,720.

The Funds have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a portion of their trustee fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LBRC and LBSC; however, they receive no compensation from the Funds.

(4) SECURITIES LENDING

To generate additional income, the Funds may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The Fund bears the risk that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the six months ended April 30, 1997.

(5) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended April 30, 1997, distributions from net realized capital gains of $29,848,815, $247,812, $58,599,470 and
$2,451,356, were paid by the LB Opportunity Growth Fund, LB World Growth Fund, LB Fund and the LB High Yield Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1996.

(6) CAPITAL LOSS CARRYOVER

At October 31, 1996, the LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:
                      Income                Municipal Bond
     Year              Fund                     Fund
   --------        ------------            ------------
     2002           $40,056,911              $6,216,650
     2003                    --                 134,719
     2004             8,472,280                      --
                   ------------            ------------
     Total          $48,529,191              $6,351,369
                   ============            ============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $438,772, $74,997, $224,998, $933,996,
$604,205, and $1,637,733 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1996 for the Opportunity Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended April 30, 1997, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                                  $thousands
                                      ----------------------------------
Fund                                        Purchases     Sales
------------------------------------------------------------------------
Opportunity Growth                          $113,314     $103,576
World Growth Fund                             14,747        4,645
LB Fund                                      210,481      218,340
High Yield                                   441,296      408,099
Income                                       301,106      298,062
Municipal Bond                                49,238       72,862

Purchases and sales of U.S. Government securities were:

                                                  $thousands
                                      ----------------------------------
Fund                                        Purchases     Sales
------------------------------------------------------------------------
LB Fund                                           --     $  1,828
Income                                     $ 125,594      287,262

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. At April 30, 1997, the restricted securities held by the High Yield Fund had no market value.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 1997 were as follows:

                                                LB Fund
                               --------------------------------------
                                    Number of             Premium
                                    Contracts             Amount
                               -----------------    -----------------
Balance at October 31, 1996                   --                  --
Opened                                       520        $     81,896
Closed                                      (520)            (81,896)
Expired                                       --                  --
Exercised                                     --                  --
                               -----------------   -----------------
Balance at April 30, 1997                     --        $         --
                               =================   =================

                                            Income Fund
                               --------------------------------------
                                   Number of            Premium
                                   Contracts            Amount
                               -----------------   ------------------
Balance at October  31, 1996                 400           $  142,648
Opened                                     1,100              313,026
Closed                                      (800)            (233,695)
Expired                                     (700)            (221,979)
Exercised                                     --                   --
                               -----------------    -----------------
Balance at  April 30, 1997                    --           $       --
                               =================    =================

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.



(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                 Opportunity      World                       High           Income        Municipal       Money
                                   Growth        Growth        LB Fund        Yield           Fund           Bond          Market
                                 -----------  -----------    -----------   -----------    ------------    -----------  -----------
Shares outstanding at
October 31, 1995                 11,975,639     1,654,196     30,463,515     65,816,585    108,068,307    73,260,821   341,084,267
Shares sold                       6,711,097     4,309,447      3,864,306     15,831,978      6,482,945     4,807,171   692,236,105
Shares issued on reinvestment
of dividends and distributions    2,801,319         2,995      2,392,606      4,373,177      5,621,887     2,755,029    17,063,037
Shares redeemed                  (1,973,395)     (381,546)    (3,398,596)    (9,697,248)   (17,687,759)   (9,927,341) (632,774,820)
                               ------------    ----------     ----------     ----------    -----------    ----------  ------------
Shares outstanding at
October 31, 1996                 19,514,660     5,585,092     33,321,831     76,324,492    102,485,380    70,895,680   417,608,589
Shares sold                       3,605,168     1,551,996      2,178,914     10,006,743      2,164,091     1,884,092   376,273,010
Shares issued on reinvestment
of dividends and distributions    2,555,428        45,753      2,663,957      2,856,301      2,493,064     1,408,433     9,541,233
Shares redeemed                  (1,893,444)     (502,261)    (1,816,462)    (5,464,599)   (11,819,054)   (5,326,089) (364,144,702)
                               ------------    ----------     ----------     ----------   ------------  ------------ -------------

Shares outstanding at
April 30, 1997                   23,781,812     6,680,580     36,348,240     83,722,937     95,323,481    68,862,116   439,278,130
                               ============     =========     ==========     ==========     ==========    ========== =============




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
LUTHERAN BROTHERHOOD WORLD GROWTH FUND
LUTHERAN BROTHERHOOD FUND
LUTHERAN BROTHERHOOD HIGH YIELD FUND
LUTHERAN BROTHERHOOD INCOME FUND
LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

OFFICERS

Rolf F. Bjelland                     Wade M. Voigt
Chairman and President               Treasurer

James R. Olson                       Rand E. Mattsson
Vice President                       Assistant Treasurer

James M. Walline                     James M. Odland
Vice President                       Assistant Secretary

Otis F. Hilbert                      Randall L. Wetherille
Secretary and Vice President         Assistant Secretary

Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.




[LUTHERAN BROTHERHOOD LOGO]

LUTHERAN
BROTHERHOOD
SECURITIES CORP.

625 Fourth Avenue South
Minneapolis, Minnesota 55415

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PAID
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